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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Funds

SEMI-ANNUAL REPORT
April 30, 2010
(Unaudited)

Table of Contents

THE ALGER FUNDS

Letter to Our Shareholders	1

Fund Highlights	13

Portfolio Summary	22

Schedules of Investments	24

Statements of Assets and Liabilities	80

Statements of Operations	84

Statements of Changes in Net Assets	86

Financial Highlights	91

Notes to Financial Statements	118

Additional Information	143

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Dear Shareholders,	June 3, 2010

Lewis Carroll chose the title “Through the Looking Glass and What Alice Found There,” for his sequel to “Alice’s Adventures in Wonderland.”  I will confess that I had to look that up, uncertain of the exact title of the sequel from which the current hit movie is based, only to find that today’s movie storyline is drawn from both books, to the disapproval, I might add, of at least one friend, a frequent critic of contemporary adaptations of classic literature. For our purpose, the title “Through the Looking Glass” serves as a useful reminder to us as investors to both think, as Alice did, about what the world is like on the other side of a mirror’s reflection and to look in the mirror itself.  In this letter, we look in the mirror of our own past letters and commentaries as well as continue to step through to the other side and offer a viewpoint on what we think lies “on the other side.”

In our Semi-Annual letter of April 2009, we maintained that March market lows were a turning point for the S&P 500.  At the same time, we noted that economic growth and improvements in investor sentiment would improve, although neither would do so in a straight line, which would drive market volatility. Our expectations of a market turnaround proved correct, with the S&P 500 returning 49.77% during the 12-month period ended March 31, 2010.  While market volatility as measured by the VIX during that timeframe declined, it’s been a strange kind of calm. Starting in mid-January of this year, for example, there were four consecutive weekly declines of the S&P 500 Index, almost immediately followed by an impressive series of weekly gains.

More recently, in our Alger 2010 Market Outlook and fourth quarter 2009 Market Commentary, we noted two principle insights for 2010. The first being that 2010 was likely to be a year of uncertainty as investors waited for guidance on the direction of governmental policies (i.e., from health care to international trade to economic stimulus), rather than focus on the fundamental economic uncertainty that drove equity markets in 2009. The second principle derives from the first: that U.S. equity markets would vacillate from this policy uncertainty, while ultimately remaining on an upward trend due to improving broad-based fundamentals like corporate revenues and earnings growth. This upward trend resulted in the S&P 500 posting a 5.39% return for the first quarter of this year and a 15.66% return for the six-month reporting period ended April 30 of 2010.

Black and Red: Corporate Earnings Unchecked Across a Background of Economic (and Other) Concerns

Have investors, psychologically, moved to the other side of our mirror called “risk and reward” and, thus, become willing to engage again with U.S. equities? We think not yet. And, as in “Through the Looking Glass,” we find, like Alice, the landscape ahead for investors is a chessboard to be navigated, not clear sailing on the optimism of a new bull market.

The accuracy of our earlier forecast of an improving economy was validated in the first quarter of 2010.  Bellwethers like FedEx Corp. (FDX) and NIKE Inc. (NKE)

reported surprisingly strong results. The supposedly weak U.S. consumer appeared surprisingly well dressed, with retailers such as J. Crew Group (JCP) and Tiffany’s (TIF) posting strong results for their fourth quarters and intra-quarter sales reports suggesting surprisingly strong sales in February and March, driving their share prices to near multi-year highs. In sum, the strong corporate results lend support to optimistic investors, with first quarter earnings for the S&P 500 expected to have grown more than 35% on a year-over-year basis. That growth, if realized, will mark the first two consecutive quarters of year-over-year expansion since the first half of 2007.

As we have noted in the past, strong corporate earnings can occur at a time when broad-based economic data is mixed. In particular, while 2009 fourth-quarter GDP growth was encouraging, high unemployment and weakness in real estate persisted. Unemployment had dropped in January, but the resulting 9.7% was still high, and new jobs data reported during the first quarter missed on the downside. In real estate, the National Association of Realtors reported that sales of existing homes dropped 0.6% in February from January and that the median sales price fell to $165,100, a 1.8% decline. Home inventories also grew to an 8.6 month supply.

Even positive numbers, such as GDP growth of 5.7% in the fourth quarter of 2009, must be taken with a dousing of reality—much of that gain resulted from businesses replenishing inventories drawn down in the depths of the recession.

In April, however, an abundance of positive economic data was released: first quarter GDP grew 3.2% —its third straight quarter—while household spending rose 3.6%. Data also showed that housing starts, industrial production and orders for manufactured goods increased in March.

Remembering Future Events: The White Queen

Lewis Carroll’s White Queen claims to have the ability to remember future events, even in her absentmindedness. Carroll’s literary and linguistic puzzles have entertained millions for over a century, even before the emergence of 3-D movie technologies. In 2009, near the bottom of the U.S. equity market, our analysts looked at an investment puzzle: the fundamental disregard, reflected in the market valuation, for a quality growth company we called “USA Inc.”  (Alger Market Commentary, March 2009).

To recall that past event, USA Inc. was a group of 20 companies held in Alger mutual funds and client accounts. As a group, in the prior decade it grew revenues at a 14% per annum rate, expanded its gross margins significantly while expanding overseas and it also maintained a solid balance sheet at a time of crisis. Last year, in March, we estimated that USA Inc.’s free cash flow (before dividends) to enterprise value yield was over 8.5%. Today, we want to look back and remember the (very recent) past to help us think about the future.

In the past year, USA Inc. companies have sustained, and in some cases exceeded, that fundamental performance. Earnings have grown at a double digit rate from the

EPS estimates of March 2009, while actual revenues for calendar year 2009 exceeded forecasts. USA Inc. companies have continued to capitalize on global expansion, with more than 40% of their revenue stream being generated in other countries and they have delivered on their ability to generate free cash flow. As a group, the combined value of the companies’ stocks climbed 57% over the past year; however, cash and investments on their balance sheets still constitutes more than 13% of their market cap. Finally, while their stocks have climbed, their valuations remain very reasonable, in our view, trading at an Enterprise Value to Free Cash Flow of approximately 16X at the end of the first quarter 2010 (that is, a 6.5% yield in a land where bond yields remain paltry).

In fact, U.S. equity markets generally look appealing from a Free Cash-Flow Yield perspective. The yields reached record highs during the market trough last year and have since declined. However, at nearly 5% in April, we believe the yields are still attractive.

What’s on the Horizon?

Having experienced a year of remarkable market performance—on both the domestic and international fronts—it is only natural to question if market gains will continue. Certainly, we do not expect to see portfolio appreciation at the levels of the past 12 months, yet we believe a variety of broad ongoing trends will support additional market gains.

We believe that the theme of strong corporate earnings overshadowing investors’ concerns over the economy and government policies will continue. Markets, it appears, have only just begun to price in economic growth that we believe will ultimately drive additional business expansion. Indeed, much of the equity gains of 2009 resulted not from economic growth but from investors’ belief that an economic doomsday had been avoided.

Investor psychology may be the key factor for markets in 2010. From 2007 to the end of 2009, risk-averse investors deposited more than half a trillion dollars into bond funds, according to data from the Investment Company Institute. That amount dwarfs the $81 billion captured by the funds during the three-year period leading up to 2007. In comparison, domestic equity funds had net outflows of $151 billion from 2007 to the end of 2009, compared to the nearly $473 billion of inflows during the three years prior to that period. We believe this trend may moderate or even reverse as investor psychology reaches a tipping point.

During the past 12 months, market volatility has been followed by strong market gains that have rewarded investors who have purchased during dips. The first quarter was no exception. The S&P 500’s considerable gain for the period occurred even though markets declined in each of the four weeks leading up to February 5. Strong market performance following that decline and other market dips, we believe, will ultimately move investors to a tipping point, causing them to move assets from bond funds to equity funds. This reallocation of a sizeable pool of non-equity assets into stocks could provide substantial levels of market support.

A potential decline in the performance of bond funds could also drive investors to reallocate assets. Indeed, PIMCO Bond Manager Bill Gross recently commented that the prospect of a strengthening economy and rising interest rates argues against maintaining a large bond allocation and that the nearly three-decade long rally in fixed-income securities may have run its course.

Finally, with widespread expectations for a slow, gradual economic recovery, investors may return to growth style investing. In such an environment, companies are challenged to generate substantial earnings growth, so investors are willing to pay a premium for high-quality growing companies that Alger analysts are researching and discovering every day.

At Alger, we also believe that changing conditions present unique opportunities. Indeed, the past months have reinforced that belief, which has been a basic tenet of our investing philosophy since 1964. Going forward, our research-driven strategy and deep team of experienced analysts will continue to identify companies benefiting from the change all around us, and in particular, from creating “Positive Dynamic Change” in their industries, regardless of market conditions.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 16.55% for the six-month period ended April 30, 2010, compared to the Russell 3000 Growth Index return of 16.51%.

During the period, the largest portfolio weightings in the Alger Capital Appreciation Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Health Care and Consumer Staples.

Among the most important relative contributors were Patriot Coal Corp., Skyworks Solutions Inc., Cliffs Natural Resources Inc., Seagate Technology and Marvell Technology Group Ltd. Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., Oracle Corp., United Technologies Corp., Baxter International Inc. and International Business Machines Corp.

Alger Large Cap Growth Fund

The Alger Large Cap Growth Fund returned 13.90% for the fiscal six-month period ended April 30, 2010, compared with a return of 15.79% for the Russell 1000 Growth Index.

During the period, the largest portfolio weightings in the Alger Large Cap Growth Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Energy. The largest sector underweight for the period was in Industrials. Relative outperformance in the Materials and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Health Care and Consumer Staples.

Among the most important relative contributors were Burlington Northern, The Boeing Co., Las Vegas Sands Corp., Lowe’s Companies, Inc. and Carnival Corp.  Conversely, detracting from overall results on a relative basis were United Technologies Corp., Oracle Corp., International Business Machines Corp., Medco Health Solutions Inc. and Transocean Ltd.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 19.62% for the fiscal six-month period ended April 30, 2010, compared to the Russell MidCap Growth Index, which had a return of 23.22%.

During the period, the largest portfolio weightings in the Alger Mid Cap Growth Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Industrials and Consumer Staples.

Among the most important relative contributors were Cliffs Natural Resources Inc., Skyworks Solutions Inc., Human Genome Sciences Inc., Atheros Communications Inc., and Mariner Energy Inc.  Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., Intuitive Surgical Inc., SmartHeat Inc., The New York Times Co. and Select Medical Holdings Corp.

Alger SMid Cap Growth Fund

The Alger SMid Cap Growth Fund returned 23.90% for the fiscal six-month period ended April 30, 2010, compared to the Russell 2500 Growth Index return of 25.80%.

During the period, the largest portfolio weightings in the Alger SMid Cap Growth Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Health Care. The largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Materials and Health Care sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Industrials and Consumer Discretionary.

Among the most important relative contributors were Cliffs Natural Resources Inc., Parexel International Corp., Louisiana-Pacific Corp., Atheros Communications Inc., and BE Aerospace Inc. Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., ICF International Inc., Netflix Inc., The PMI Group Inc. and SYKES Enterprises Inc.

Alger Small Cap Growth Fund

For the six-month period ended April 30, 2010, the Alger Small Cap Growth Fund returned 26.90%, compared to the Russell 2000 Growth Index, which returned 25.50%.

During the period, the largest portfolio weightings in the Alger Small Cap Growth Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Industrials. The largest sector underweight for the period was in Information Technology. Relative outperformance in the Energy and Materials sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Financials and Consumer Staples.

Among the most important relative contributors were Dollar Thrifty Automotive Group Inc., Mariner Energy Inc., Dana Holding Corp., Parexel International Corp., and BE Aerospace Inc. Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., InterMune Inc., The PMI Group Inc., Acorda Therapeutics Inc. and Medivation Inc.

Alger Growth Opportunities Fund

The Alger Growth Opportunities Fund returned 25.44% for the six-month period ended April 30, 2010, compared to the Russell 2500 Growth Index return of 25.80%.

During the period, the largest portfolio weightings in the Alger Growth Opportunities Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Health Care. The largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Financials and Consumer Discretionary.

Among the most important relative contributors were Dollar Thrifty Automotive Group Inc., Parexel International Corp., Louisiana-Pacific Corp., Atheros Communications Inc. and GSI Commerce Inc. Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., NuVasive Inc., ICF International Inc., Perrigo Co. and The PMI Group Inc.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 15.04% for the six-month period ended April 30, 2010, compared to the S&P 500 Index return of 15.67%.

During the period, the largest portfolio weightings in the Alger Health Sciences Fund were in the Pharmaceuticals and Health Care Equipment & Supplies sectors. The largest sector overweight for the period was in Pharmaceuticals. The largest sector underweight for the period was in Industrials. Relative outperformance in the Biotechnology and Health Care Equipment & Supplies sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Industrials and Consumer Staples.

Among the most important relative contributors were Human Genome Sciences Inc., Parexel International Corp., Amerigroup Corp., OSI Pharmaceuticals Inc. and Medicis Pharmaceutical Corp. Conversely, detracting from overall results on a relative basis were Forest Laboratories Inc., Charles River Laboratories International Inc., Medivation Inc., Merck & Co Inc. and Eurand N.V.

Alger Balanced Fund

The Alger Balanced Fund returned 9.45% for the six months ended April 30, 2010, compared to the Russell 1000 Growth Index return of 15.79%.

Market performance during the reporting period was driven in large part by investors reallocating assets from cash to more aggressive securities. We believe an emerging economic recovery and the Federal Reserve’s stated practice of keeping a zero rate policy in place to encourage economic expansion will result in a constructive climate for investors.

During the period, the largest portfolio weightings in the Alger Balanced Fund-equity portfolio were in the Information Technology and Consumer Staples sectors. The largest sector overweight for the period was in Energy. The largest sector underweight for the period was in Information Technology. Relative outperformance in the Industrials and Financials sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Information Technology and Health Care.

Among the most important relative contributors were The Boeing Co., The Cheesecake Factory Inc., BE Aerospace Inc., Toll Brothers Inc., and IAC/InterActiveCorp. Conversely, detracting from overall results on a relative basis were Johnson & Johnson, McDonald’s Corp., International Business Machines Corp., Transocean Ltd. and Microsoft Corp.

As of April 30, 2010, 68% of the fixed-income portion of the portfolio was in corporate securities, 12% was in mortgage/asset backed securities, 14% was in U.S. Treasuries, 3% was in government agencies and 3% was in cash.

Alger Convertible Fund

For the six months ending April 30, 2010, the convertible market drew strong support from both equities and fixed-income securities. The Alger Convertible Fund returned 18.53% versus the Merrill Lynch All Convertible Index return of 16.28% and the Lipper Convertible Securities Fund Index of 15.51%.  Returns during the later portion of the reporting period were led by Transports, followed closely by Consumer Cyclical, Industrials and Financials.  The uptick in volatility was triggered by sovereign risks, but overall performance has been driven by a perception of reduced market risk and a strong overall bid in secondary markets.  Speculative grade issuers continued to lead the charge within the convertible universe while investment grade issues remained the laggards.  Best performers included Transports, Consumer

Discretionary and Financials, while under performing sectors included Utilities, Energy and Technology.

Alger Money Market Fund

The Alger Money Market Fund posted a return of 0.01% for the six-month period ended April 30, 2010.

The Federal Reserve has maintained its near zero rate policy now for well over 12 months and fund flows continue to reflect a bias towards more risk.  Money market funds were net negative as cash moved to strategies (mostly bond funds) in search of positive yields. We expect the negative bias toward money market funds to continue until the Federal Reserve changes its rate policy.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung
Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Funds unless proceeded or accompanied by an effective prospectus for the Funds. Funds’ returns represent the fiscal six-month period return of Class A shares. Returns do not reflect the deduction of the front end sales charges imposed on Class A shares and include reinvestment of dividends and distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2010. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that invest in fixed-income securities, such as the Alger Balanced Fund and Alger Convertible Fund, are subject to the fixed income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These funds are also subject to the risk of a decline in the value of the fund’s securities in the event of an issue’s falling credit rating or actual default. The Funds that invest in mortgage and asset backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Funds that participate in leveraging, such as the Alger Capital Appreciation, Alger SMid Cap, and Alger Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the funds’ net asset value can decrease more quickly than if the fund had not borrowed. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•        Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•        The VIX (CBOE Volatility Index) is a popular measure of the implied volatility of S&P 500 index options.

•        The following companies represented the stated percentage of firm wide assets as of April 30, 2010: FedEx Corp., 0.01%; NIKE Inc., 0.05%; Tiffany & Co., 0.06% and J. Crew Group, Inc. 0.0%.

•        The National Association of Realtors is a trade association representing members involved in the residential and commercial real estate industries.

•        The group of companies that we call USA, Inc. does not represent an actual portfolio and the specific securities within the group may or may not be held in more than one portfolio or portfolio style advised by Fred Alger Management, Inc. Inclusion of a security in this group is not a recommendation to purchase such security or an indication regarding such security’s prior performance. Further, the securities in the group are held in one or more portfolio advised by Fred Alger Management, Inc. as of the date hereof and are subject to change at any time.

•        PIMCO is a subsidiary of Allianz Global Investors. As of April 30, Allianz Global Investors represented 0.0% of Alger assets under management.

•        Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. Equity Market.

•        Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•        Russell MidCap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•        Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as SMid cap. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

•        Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•        The Merrill Lynch All Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

•        The Lipper Convertible Securities Fund Index is an unmanaged index of the ten-largest funds in the Lipper Convertible Securities fund category, which consists of funds that invest primarily in convertible bonds and convertible preferred stock.

FUND PERFORMANCE AS OF 3/31/10 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 1/1/97)	50.81%	8.85%	(3.12)%	6.88%
Alger Capital Appreciation Class B (Inception 11/11/86)	52.69%	8.85%	(3.18)%	10.94%
Alger Capital Appreciation Class C (Inception 8/1/97)	57.08%	9.22%	(3.32)%	4.76%

Alger Large Cap Growth Class A (Inception 1/1/97)	40.48%	1.68%	(3.77)%	4.58%
Alger Large Cap Growth Class B (Inception 11/11/86)	42.46%	1.72%	(3.82)%	9.24%
Alger Large Cap Growth Class C (Inception 8/1/97)	46.16%	2.07%	(3.95)%	2.45%

Alger Mid Cap Growth Class A (Inception 1/1/97)	51.31%	0.40%	(0.25)%	7.07%
Alger Mid Cap Growth Class B (Inception 5/24/93)	53.31%	0.43%	1.53%	10.47%
Alger Mid Cap Growth Class C (Inception 8/1/97)	57.18%	0.69%	(0.50)%	5.53%

Alger SMid Cap Growth Class A (Inception 5/8/02)	49.46%	6.74%	n/a	6.20%
Alger SMid Cap Growth Class B (Inception 5/8/02)	51.27%	6.89%	n/a	6.13%
Alger SMid Cap Growth Class C (Inception 5/8/02)	55.32%	7.08%	n/a	6.15%
Alger SMid Cap Growth Class I (Inception 8/6/07)*	58.11%	8.02%	n/a	7.01%

Alger Small Cap Growth Fund Class A (Inception 1/1/97)	52.78%	6.12%	(3.42)%	1.58%
Alger Small Cap Growth Fund Class B (Inception 11/11/86)	55.17%	6.17%	(3.46)%	8.56%
Alger Small Cap Growth Fund Class C (Inception 8/1/97)	59.00%	6.52%	(3.61)%	0.37%

Alger Growth Opportunities Class A (Inception 3/3/08)	55.37%	n/a	n/a	(4.03)%
Alger Growth Opportunities Class C (Inception 3/3/08)	60.95%	n/a	n/a	(2.49)%
Alger Growth Opportunities Class I (Inception 3/3/08)	63.51%	n/a	n/a	(1.55)%

Alger Health Sciences Fund Class A (Inception 5/1/02)	31.69%	7.66%	n/a	10.26%
Alger Health Sciences Fund Class B (Inception 5/1/02)	32.73%	7.67%	n/a	10.17%
Alger Health Sciences Fund Class C (Inception 5/1/02)	36.89%	7.99%	n/a	10.19%

Alger Balanced Fund Class A (Inception 1/1/97)	27.58%	2.31%	0.04%	6.12%
Alger Balanced Fund Class B (Inception 6/1/92)	28.46%	2.23%	(0.08)%	6.98%
Alger Balanced Fund Class C (Inception 8/1/97)	32.60%	2.64%	(0.18)%	4.46%

Alger Convertible Fund Class A (Inception 11/1/71)**	42.46%	0.70%	2.28%	n/a

*	Historical performance prior to August 6, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
**

Performance prior to January 9, 2009 represents the performance of the common stock of the Fund’s predecessor, Castle Convertible Fund, Inc., a closed-end investment company. The calculation of total return assumes dividends were reinvested at market value.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Fund Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2010. Figures for the Alger Capital Appreciation Fund Class B shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 4/30/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	37.80%	9.43%	(1.66)%	6.84%
Russell 3000 Growth Index	38.70%	4.22%	(3.38)%	3.96%

Class B (Inception 11/11/86)	39.06%	9.46%	(1.72)%	10.89%
Russell 3000 Growth Index	38.70%	4.22%	(3.38)%	6.63%

Class C (Inception 8/1/97)	43.24%	9.79%	(1.86)%	4.73%
Russell 3000 Growth Index	38.70%	4.22%	(3.38)%	2.14%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER LARGE CAP GROWTH FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Fund Class B shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2010. Figures for the Alger Large Cap Growth Fund Class B shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 4/30/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	29.99%	2.37%	(3.14)%	4.61%
Russell 1000 Growth Index	38.16%	4.05%	(3.63)%	4.05%

Class B (Inception 11/11/86)	31.40%	2.39%	(3.19)%	9.24%
Russell 1000 Growth Index	38.16%	4.05%	(3.63)%	8.67%

Class C (Inception 8/1/97)	35.26%	2.75%	(3.32)%	2.49%
Russell 1000 Growth Index	38.16%	4.05%	(3.63)%	2.11%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Fund Class B shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2010. Figures for the Alger Mid Cap Growth Fund Class B shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 4/30/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	37.42%	1.86%	0.57%	7.16%
Russell Midcap Growth Index	46.94%	5.74%	(0.38)%	6.44%

Class B (Inception 5/24/93)	38.78%	1.89%	2.35%	10.51%
Russell Midcap Growth Index	46.94%	5.74%	(0.38)%	8.41%

Class C (Inception 8/1/97)	43.02%	2.13%	0.31%	5.62%
Russell Midcap Growth Index	46.94%	5.74%	(0.38)%	5.15%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER SMID CAP GROWTH FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Fund Class B shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from May 8, 2002, the inception date of the Alger SMid Cap Growth Fund, through April 30, 2010. Figures for both the Alger SMid Cap Growth Fund Class B shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class A, Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 4/30/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 5/8/02)	39.50%	8.65%	n/a	6.49%
Russell 2500 Growth Index	47.67%	6.55%	n/a	5.95%

Class B (Inception 5/8/02)	40.98%	8.82%	n/a	6.41%
Russell 2500 Growth Index	47.67%	6.55%	n/a	5.95%

Class C (Inception 5/8/02)	45.04%	9.00%	n/a	6.43%
Russell 2500 Growth Index	47.67%	6.55%	n/a	5.95%

Class I (Inception 8/6/07)*	17.14%	9.95%	n/a	7.29%
Russell 2500 Growth Index	47.67%	6.55%	n/a	5.95%

*	Historical performance prior to August 6, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class B shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2010. Figures for both the Alger Small Cap Growth Fund Class B shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 4/30/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	43.09%	8.07%	(1.91)%	1.85%
Russell 2000 Growth Index	45.21%	6.07%	(0.06)%	3.58%

Class B (Inception 11/11/86)	44.75%	8.12%	(1.95)%	8.69%
Russell 2000 Growth Index	45.21%	6.07%	(0.06)%	6.44%

Class C (Inception 8/1/97)	48.62%	8.45%	(2.10)%	0.65%
Russell 2000 Growth Index	45.21%	6.07%	(0.06)%	2.93%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through April 30, 2010. Figures for both the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 4/30/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 3/3/08)	44.84%	n/a	n/a	(2.41)%
Russell 2500 Growth Index	47.67%	n/a	n/a	1.69%

Class C (Inception 3/3/08)	49.85%	n/a	n/a	(0.98)%
Russell 2500 Growth Index	47.67%	n/a	n/a	1.69%

Class I (Inception 3/3/08)	52.44%	n/a	n/a	0.00%
Russell 2500 Growth Index	47.67%	n/a	n/a	1.69%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Health Sciences Fund Class B shares and the S&P 500 Index (an unmanaged index of common stocks) from May 1, 2002, the inception date of the Alger Health Sciences Fund, through April 30, 2010. Figures for both the Alger Health Sciences Fund Class B shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 4/30/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 5/1/02)	27.34%	6.74%	n/a	9.92%
S&P 500 Index	38.84%	2.63%	n/a	3.23%

Class B (Inception 5/1/02)	28.18%	6.75%	n/a	9.83%
S&P 500 Index	38.84%	2.63%	n/a	3.23%

Class C (Inception 5/1/02)	32.33%	7.08%	n/a	9.85%
S&P 500 Index	38.84%	2.63%	n/a	3.23%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER BALANCED FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Fund Class B shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Government/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended April 30, 2010. Figures for the Alger Balanced Fund Class B shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Government/Credit Bond Index include reinvestment of dividends and/or interest. Performance for the Alger Balanced Fund Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 4/30/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	21.59%	2.76%	0.53%	6.16%
Russell 1000 Growth Index	38.16%	4.05%	(3.63)%	4.05%
Barclays Capital U.S. Gov’t/Credit Bond Index	8.63%	5.11%	6.41%	6.22%

Class B (Inception 6/1/92)	22.22%	2.71%	0.41%	7.00%
Russell 1000 Growth Index	38.16%	4.05%	(3.63)%	6.89%
Barclays Capital U.S. Gov’t/Credit Bond Index	8.63%	5.11%	6.41%	6.57%

Class C (Inception 8/1/97)	26.30%	3.09%	0.31%	4.51%
Russell 1000 Growth Index	38.16%	4.05%	(3.63)%	2.11%
Barclays Capital U.S. Gov’t/Credit Bond Index	8.63%	5.11%	6.41%	5.93%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER CONVERTIBLE FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Convertible Fund Class A shares, with an initial 5.25% maximum sales charge, and the Merrill Lynch All Convertible Index (an unmanaged index of convertible bonds) for the ten years ended April 30, 2010. Figures for both the Alger Convertible Fund Class A shares and the Merrill Lynch All Convertible Index include reinvestment of dividends.  Performance prior to 1/9/09, inception of the Fund, is that of its predecessor fund, Castle Convertible Fund, Inc, a closed-end investment company.

PERFORMANCE COMPARISON AS OF 4/30/10†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 11/1/71)**	36.03%	1.66%	2.78%	n/a
Merrill Lynch All Convertible Index	43.14%	5.97%	2.97%	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum initial sales charges on Class A shares.
**

Performance prior to January 9, 2009 represents the performance of the common stock of the Fund’s predecessor, Castle Convertible Fund, Inc. The calculation of total return assumes dividends were reinvested at market value.

PORTFOLIO SUMMARY†

April 30, 2010 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund
Consumer Discretionary	11.9%	7.8%	19.3%	16.7%	17.7%
Consumer Staples	4.1	13.1	2.3	2.7	2.4
Energy	9.8	8.0	9.0	4.9	4.1
Financials	11.0	7.1	13.7	7.5	6.0
Health Care	12.0	14.3	11.3	19.9	22.8
Industrials	7.3	8.3	13.2	16.0	16.9
Information Technology	34.9	31.9	25.1	23.1	21.8
Materials	3.7	3.8	3.7	4.0	3.1
Telecommunication Services	0.4	0.6	1.3	1.1	0.8
Utilities	0.0	0.9	0.0	1.1	1.1
Short-Term and Net Other Assets	4.9	4.2	1.1	3.0	3.3
	100.0%	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Convertible Fund
Consumer Discretionary	17.3%	0.0%	14.6%
Consumer Staples	3.1	2.6	2.6
Energy	4.7	0.0	10.1
Financials	5.8	0.0	23.4
Health Care	22.0	93.8	8.6
Industrials	15.0	0.5	6.4
Information Technology	22.4	0.0	14.8
Materials	3.8	0.0	9.8
Telecommunication Services	0.9	0.0	3.2
Utilities	0.8	0.0	3.8
Short-Term and Net Other Assets	4.2	3.1	2.7
	100.0%	100.0%	100.0%

SECTORS/SECURITY TYPES	Alger Balanced Fund
Consumer Discretionary	4.5%
Consumer Staples	7.6
Energy	5.2
Financials	6.4
Health Care	6.6
Industrials	6.0
Information Technology	13.6
Materials	2.1
Telecommunication Services	0.4
Total Equity Securities	52.4%
Convertible Corporate Bonds	3.5%
Corporate Bonds	27.1
Municipal Bond	0.6
U.S. Agency Obligations	7.4
U.S. Governments	6.5
Total Bonds	45.1%
Short-Term and Net Other Assets	2.5%
100.0%

DAYS TO MATURITY	Alger Money Market Fund
0 to 1	9.5%
2 to 7	12.6
8 to 30	22.6
31 to 60	45.2
61 to 90	10.1
100.0%

† Based on net assets for each Fund, except for Alger Money Market Fund which is based on total investments.

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments ‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—95.1%
ADVERTISING—0.3%
Focus Media Holding Ltd.#*	167,100	$2,803,938

AEROSPACE & DEFENSE—1.0%
General Dynamics Corp.	39,645	3,027,292
Lockheed Martin Corp.	38,200	3,242,798
United Technologies Corp.	35,200	2,638,240
		8,908,330
AIR FREIGHT & LOGISTICS—1.3%
United Parcel Service Inc., Cl. B	162,900	11,262,906

APPLICATION SOFTWARE—1.6%
Adobe Systems Inc. *	219,600	7,376,364
Nice Systems Ltd. #*	51,000	1,622,310
Synopsys Inc. *	148,500	3,372,435
Taleo Corp., Cl. A *	63,900	1,660,122
		14,031,231
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Invesco Ltd.	159,000	3,655,410

AUTO PARTS & EQUIPMENT—1.7%
ArvinMeritor Inc. *	310,500	4,756,860
Lear Corp. *	122,000	9,903,960
		14,660,820
BIOTECHNOLOGY—1.6%
Amgen Inc. *	152,800	8,764,608
Celgene Corp. *	31,900	1,976,205
Human Genome Sciences Inc. *	127,800	3,538,782
		14,279,595
CABLE & SATELLITE—0.8%
DIRECTV Group Inc., /The*	195,400	7,079,342

CASINOS & GAMING—0.2%
Las Vegas Sands Corp.*	72,300	1,797,378

COAL & CONSUMABLE FUELS—1.3%
Peabody Energy Corp.	248,600	11,614,592

COMMUNICATIONS EQUIPMENT—2.7%
Brocade Communications Systems Inc. *	503,100	3,265,119
Cisco Systems Inc. *	392,100	10,555,332
Qualcomm Inc.	260,300	10,084,022
		23,904,473
COMPUTER HARDWARE—8.2%
Apple Inc. *	148,245	38,709,735
Hewlett-Packard Co.	580,500	30,168,585
International Business Machines Corp.	20,900	2,696,100
		71,574,420
COMPUTER STORAGE & PERIPHERALS—1.3%
EMC Corp. *	327,700	6,229,577
Seagate Technology *	301,800	5,544,066
		11,773,643

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Cummins Inc.	118,800	$8,580,924
Terex Corp. *	84,500	2,240,940
		10,821,864
DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Mastercard Inc.	54,600	13,542,984

DEPARTMENT STORES—1.2%
Kohl’s Corp.*	191,800	10,547,082

DIVERSIFIED BANKS—0.1%
Banco Santander Brasil SA#	107,400	1,249,062

DIVERSIFIED CHEMICALS—0.0%
FMC Corporation	2,800	178,192

EDUCATION SERVICES—0.4%
ITT Educational Services Inc.*	30,600	3,094,578

FERTILIZERS & AGRICULTURAL CHEMICALS—0.4%
Mosaic Co., /The	62,100	3,175,794

FOREST PRODUCTS—0.7%
Weyerhaeuser Co.	117,600	5,823,552

GENERAL MERCHANDISE STORES—0.8%
Target Corp.	125,300	7,125,811

GOLD—1.0%
Yamana Gold Inc.	819,200	8,904,704

HEALTH CARE EQUIPMENT—3.4%
Baxter International Inc.	282,100	13,320,762
Covidien PLC	297,000	14,253,030
Insulet Corp. *	155,300	2,143,140
		29,716,932
HEALTH CARE FACILITIES—0.6%
Health Management Associates Inc., Cl. A *	408,800	3,810,016
Select Medical Holdings Corp. *	164,700	1,431,243
		5,241,259
HEALTH CARE SUPPLIES—0.1%
Inverness Medical Innovations Inc.*	28,700	1,141,686

HOME ENTERTAINMENT SOFTWARE—1.0%
Activision Blizzard Inc.	760,700	8,428,556

HOME IMPROVEMENT RETAIL—1.2%
Lowe’s Companies, Inc.	374,700	10,161,864

HOTELS RESORTS & CRUISE LINES—0.6%
Wyndham Worldwide Corp.	203,400	5,453,154

HOUSEHOLD APPLIANCES—1.0%
Stanley Black & Decker Inc.	136,000	8,452,400

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	50,000	2,400,000

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HYPERMARKETS & SUPER CENTERS—1.9%
Wal-Mart Stores Inc.	308,800	$16,567,120

INDUSTRIAL CONGLOMERATES—2.1%
Tyco International Ltd.	489,100	18,972,189

INDUSTRIAL MACHINERY—0.3%
Ingersoll-Rand PLC	69,000	2,551,620

INTEGRATED OIL & GAS—3.3%
Chevron Corp.	356,200	29,008,928

INTERNET RETAIL—1.5%
Amazon.com Inc. *	49,000	6,715,940
Expedia Inc.	274,700	6,485,667
		13,201,607
INTERNET SOFTWARE & SERVICES—6.9%
eBay Inc. *	303,510	7,226,573
Google Inc., Cl. A *	26,665	14,010,858
GSI Commerce Inc. *	340,500	9,278,625
IAC/InterActiveCorp. *	318,715	7,145,590
Sina Corp. *	330,800	12,140,360
Yahoo! Inc. *	640,500	10,587,465
		60,389,471
INVESTMENT BANKING & BROKERAGE—0.6%
Lazard Ltd., Cl. A	99,800	3,858,268
Morgan Stanley	58,800	1,776,936
		5,635,204
LEISURE PRODUCTS—0.4%
Phillips-Van Heusen Corp.	54,000	3,402,540

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	68,600	2,098,474
MetLife Inc.	88,500	4,033,830
		6,132,304
LIFE SCIENCES TOOLS & SERVICES—1.4%
Life Technologies Corp. *	51,200	2,801,152
Thermo Fisher Scientific Inc. *	168,000	9,287,040
		12,088,192
MANAGED HEALTH CARE—0.5%
WellPoint Inc.*	78,100	4,201,780

MARINE PORTS & SERVICES—0.4%
Aegean Marine Petroleum Network Inc.	133,300	3,497,792

METAL & GLASS CONTAINERS—0.5%
Owens-Illinois Inc.*	122,000	4,323,680

MOVIES & ENTERTAINMENT—0.4%
Regal Entertainment Group, Cl. A	212,900	3,636,332

MULTI-LINE INSURANCE—0.8%
Hartford Financial Services Group Inc.	243,700	6,962,509

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS DRILLING—0.2%
Transocean Ltd.*	25,800	$1,869,210

OIL & GAS EQUIPMENT & SERVICES—1.2%
Schlumberger Ltd.	127,100	9,077,482
Weatherford International Ltd. *	83,900	1,519,429
		10,596,911
OIL & GAS EXPLORATION & PRODUCTION—3.6%
Devon Energy Corp.	170,600	11,486,498
Nexen Inc.	583,641	14,170,803
Plains Exploration & Production Co. *	206,800	6,061,308
		31,718,609
OIL & GAS STORAGE & TRANSPORTATION—0.2%
Magellan Midstream Partners LP	27,989	1,331,997

OTHER DIVERSIFIED FINANCIAL SERVICES—4.9%
Bank of America Corp.	917,300	16,355,459
BM&F Bovespa SA	1,123,200	7,463,123
JPMorgan Chase & Co.	438,837	18,685,679
		42,504,261
PAPER PRODUCTS—0.1%
International Paper Co.	51,000	1,363,740

PHARMACEUTICALS—4.4%
Abbott Laboratories	281,420	14,397,447
Auxilium Pharmaceuticals Inc. *	74,000	2,634,400
Optimer Pharmaceuticals Inc. *	266,700	3,283,077
Pfizer Inc.	1,086,400	18,164,608
		38,479,532
PROPERTY & CASUALTY INSURANCE—1.5%
Assured Guaranty Ltd.	222,600	4,797,030
Travelers Cos., Inc., /The	167,000	8,473,580
		13,270,610
PUBLISHING—0.4%
McGraw-Hill Cos., Inc., /The	97,300	3,280,956

RESTAURANTS—1.0%
McDonald’s Corp.	129,500	9,141,405

RETAIL REITS—1.1%
Macerich Co., /The	208,766	9,333,928

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp. *	203,400	8,247,870
Novellus Systems Inc. *	80,200	2,101,240
		10,349,110
SEMICONDUCTORS—6.5%
Broadcom Corp., Cl. A	39,100	1,348,559
Intel Corp.	492,100	11,234,643
Marvell Technology Group Ltd. *	1,470,200	30,359,630
Micron Technology Inc. *	254,600	2,380,510
ON Semiconductor Corp. *	549,500	4,363,030

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Skyworks Solutions Inc. *	444,700	$7,488,748
		57,175,120
SOFT DRINKS—1.0%
PepsiCo Inc.	133,800	8,726,436

SPECIALIZED FINANCE—0.4%
CME Group Inc.	9,500	3,119,895

SPECIALTY STORES—0.0%
L’Occitane International SA*,(L2)	45,100	87,606

STEEL—1.0%
Cliffs Natural Resources Inc.	140,500	8,785,465

SYSTEMS SOFTWARE—3.9%
Microsoft Corp.	581,335	17,753,971
Oracle Corp.	647,100	16,721,064
		34,475,035
THRIFTS & MORTGAGE FINANCE—0.5%
PMI Group Inc., /The *	612,400	3,190,604
TFS Financial Corp.	95,000	1,343,300
		4,533,904
TOBACCO—1.2%
Philip Morris International Inc.	212,460	10,427,537

TRUCKING—0.7%
Hertz Global Holdings Inc.*	404,600	5,850,516

WIRELESS TELECOMMUNICATION SERVICES—0.4%
NII Holdings Inc., Cl. B*	87,500	3,711,750

TOTAL COMMON STOCKS (Cost $809,685,330)		833,510,353

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—2.3%
TIME DEPOSITS—2.3%
Wells Fargo Grand Cayman, 0.03%, 4/01/10(L2) (Cost $20,109,718)	20,109,718	20,109,718

Total Investments (Cost $829,795,048)(a)	97.4%	853,620,071
Other Assets in Excess of Liabilities	2.6	22,568,508
NET ASSETS	100.0%	$876,188,579

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.

(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $840,689,662 amounted to $12,930,409 which consisted of aggregate gross unrealized appreciation of $49,439,896 and aggregate gross unrealized depreciation of $36,509,487.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER LARGE CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—95.8%
AEROSPACE & DEFENSE—3.4%
Boeing Co., /The	19,640	$1,422,525
General Dynamics Corp.	38,990	2,977,277
Lockheed Martin Corp.	40,700	3,455,023
United Technologies Corp.	36,200	2,713,190
		10,568,015
AGRICULTURAL PRODUCTS—0.4%
Bunge Ltd.	23,300	1,233,735

AIR FREIGHT & LOGISTICS—1.1%
United Parcel Service Inc., Cl. B	49,400	3,415,516

APPAREL RETAIL—0.6%
Gap Inc., /The	70,600	1,745,938

ASSET MANAGEMENT & CUSTODY BANKS—1.1%
BlackRock Inc.	10,100	1,858,400
Invesco Ltd.	65,600	1,508,144
		3,366,544
BIOTECHNOLOGY—2.3%
Amgen Inc. *	52,400	3,005,664
Celgene Corp. *	32,600	2,019,570
Gilead Sciences Inc. *	50,000	1,983,500
		7,008,734
COAL & CONSUMABLE FUELS—0.8%
Peabody Energy Corp.	50,600	2,364,032

COMMUNICATIONS EQUIPMENT—4.2%
Cisco Systems Inc. *	264,300	7,114,956
Qualcomm Inc.	118,200	4,579,068
Research In Motion Ltd. *	15,800	1,124,802
		12,818,826
COMPUTER & ELECTRONICS RETAIL—0.5%
Best Buy Co., Inc.	38,000	1,732,800

COMPUTER HARDWARE—8.9%
Apple Inc. *	49,760	12,993,331
Dell Inc. *	107,300	1,736,114
Hewlett-Packard Co.	121,165	6,296,945
International Business Machines Corp.	47,700	6,153,300
		27,179,690
COMPUTER STORAGE & PERIPHERALS—1.1%
EMC Corp.*	175,500	3,336,255

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Deere & Co.	39,300	2,350,926

DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Fidelity National Information Services Inc.	61,500	1,616,835
Mastercard Inc.	14,800	3,670,992
Visa Inc., Cl. A	32,500	2,932,475
		8,220,302

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DEPARTMENT STORES—0.5%
Kohl’s Corp.*	28,200	$1,550,718

DIVERSIFIED CHEMICALS—0.7%
EI Du Pont de Nemours & Co.	53,900	2,147,376

DRUG RETAIL—1.9%
CVS Caremark Corp.	82,600	3,050,418
Walgreen Co.	81,525	2,865,604
		5,916,022
ELECTRIC UTILITIES—0.9%
Southern Co.	81,700	2,823,552

ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Republic Services Inc.	65,700	2,038,671

FERTILIZERS & AGRICULTURAL CHEMICALS—1.3%
Monsanto Co.	31,680	1,997,741
Potash Corporation of Saskatchewan Inc.	17,700	1,955,850
		3,953,591
FOOD RETAIL—0.7%
Kroger Co., /The	96,400	2,142,972

FOOTWEAR—0.7%
NIKE Inc., Cl. B	29,700	2,254,527

FOREST PRODUCTS—0.3%
Weyerhaeuser Co.	16,900	836,888

GENERAL MERCHANDISE STORES—0.8%
Target Corp.	45,700	2,598,959

GOLD—1.0%
Goldcorp Inc.	71,600	3,095,268

HEALTH CARE EQUIPMENT—3.6%
Baxter International Inc.	67,500	3,187,350
Covidien PLC	50,600	2,428,294
St. Jude Medical Inc. *	36,500	1,489,930
Stryker Corp.	34,200	1,964,448
Zimmer Holdings Inc. *	32,400	1,973,484
		11,043,506
HEALTH CARE SERVICES—1.3%
Express Scripts Inc. *	22,600	2,262,938
Medco Health Solutions Inc. *	27,900	1,643,868
		3,906,806
HOME ENTERTAINMENT SOFTWARE—1.5%
Activision Blizzard Inc.	268,900	2,979,412
Electronic Arts Inc. *	81,200	1,572,844
		4,552,256
HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	109,200	2,961,504

HOTELS RESORTS & CRUISE LINES—0.8%
Carnival Corp.	56,900	2,372,730

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	68,460	$4,255,473

HYPERMARKETS & SUPER CENTERS—2.1%
Wal-Mart Stores Inc.	120,100	6,443,365

INDUSTRIAL CONGLOMERATES—1.2%
Tyco International Ltd.	97,200	3,770,388

INDUSTRIAL GASES—0.5%
Praxair Inc.	17,400	1,457,598

INTEGRATED OIL & GAS—3.0%
Chevron Corp.	71,200	5,798,528
Exxon Mobil Corp.	48,800	3,311,080
		9,109,608
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Verizon Communications Inc.	64,300	1,857,627

INTERNET RETAIL—1.0%
Amazon.com Inc.*	22,000	3,015,320

INTERNET SOFTWARE & SERVICES—4.0%
eBay Inc. *	119,855	2,853,748
Google Inc., Cl. A *	12,195	6,407,741
Yahoo! Inc. *	188,000	3,107,640
		12,369,129
INVESTMENT BANKING & BROKERAGE—1.9%
Charles Schwab Corp., /The	115,200	2,222,208
Goldman Sachs Group Inc., /The	11,100	1,611,720
Morgan Stanley	63,700	1,925,014
		5,758,942
IT CONSULTING & OTHER SERVICES—0.7%
Cognizant Technology Solutions Corp., Cl. A*	40,000	2,047,200

LIFE SCIENCES TOOLS & SERVICES—0.9%
Thermo Fisher Scientific Inc.*	48,000	2,653,440

MANAGED HEALTH CARE—0.6%
UnitedHealth Group Inc.	57,900	1,754,949

MOVIES & ENTERTAINMENT—0.8%
Viacom Inc., Cl. B*	69,300	2,448,369

MULTI-LINE INSURANCE—0.3%
Hartford Financial Services Group Inc.	32,400	925,668

OIL & GAS DRILLING—0.5%
Transocean Ltd.*	21,833	1,581,801

OIL & GAS EQUIPMENT & SERVICES—1.1%
Schlumberger Ltd.	36,000	2,571,120
Weatherford International Ltd. *	42,100	762,431
		3,333,551
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Devon Energy Corp.	53,900	3,629,087

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Nexen Inc.	113,000	$2,743,640
		6,372,727
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Enterprise Products Partners LP	44,500	1,577,970

OTHER DIVERSIFIED FINANCIAL SERVICES—2.0%
Bank of America Corp.	167,700	2,990,091
JPMorgan Chase & Co.	71,400	3,040,212
		6,030,303
PACKAGED FOODS & MEATS—0.8%
Kraft Foods Inc., Cl. A	81,700	2,418,320

PHARMACEUTICALS—5.6%
Abbott Laboratories	94,000	4,809,040
Allergan Inc.	30,300	1,929,807
Johnson & Johnson	82,000	5,272,600
Pfizer Inc.	315,700	5,278,504
		17,289,951
PROPERTY & CASUALTY INSURANCE—0.8%
Travelers Cos., Inc., /The	51,200	2,597,888

RAILROADS—1.1%
CSX Corp.	60,800	3,407,840

RESTAURANTS—1.1%
McDonald’s Corp.	47,200	3,331,848

SEMICONDUCTOR EQUIPMENT—0.5%
Applied Materials Inc.	109,600	1,510,288

SEMICONDUCTORS—3.7%
Broadcom Corp., Cl. A	42,700	1,472,723
Intel Corp.	235,030	5,365,735
Marvell Technology Group Ltd. *	89,800	1,854,370
Taiwan Semiconductor Manufacturing Co., Ltd. #	162,749	1,723,512
Texas Instruments Inc.	35,600	925,956
		11,342,296
SOFT DRINKS—3.3%
Coca-Cola Co., /The	97,200	5,195,340
PepsiCo Inc.	72,700	4,741,494
		9,936,834
SPECIALIZED FINANCE—1.0%
CME Group Inc.	9,460	3,106,758

SYSTEMS SOFTWARE—4.6%
Microsoft Corp.	304,095	9,287,061
Oracle Corp.	187,700	4,850,168
		14,137,229
TOBACCO—2.5%
Altria Group Inc.	142,985	3,029,852

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TOBACCO—(CONT.)
Philip Morris International Inc.	93,185	$4,573,520
		7,603,372
TOTAL COMMON STOCKS (Cost $272,863,058)		292,982,711

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—3.9%
TIME DEPOSITS—3.9%
Citibank London, 0.03%, 5/03/10(L2) (Cost $11,910,365)	11,910,365	11,910,365

Total Investments (Cost $284,773,423)(a)	99.7%	304,893,076
Other Assets in Excess of Liabilities	0.3	915,612
NET ASSETS	100.0%	$305,808,688

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $285,615,369 amounted to $19,277,707 which consisted of aggregate gross unrealized appreciation of $31,614,244 and aggregate gross unrealized depreciation of $12,336,537.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—97.0%
ADVERTISING—0.5%
Focus Media Holding Ltd.#*	101,100	$1,696,458

AEROSPACE & DEFENSE—1.2%
Goodrich Corp.	54,500	4,042,810

AIR FREIGHT & LOGISTICS—0.8%
Expeditors International of Washington Inc.	67,000	2,729,580

APPAREL RETAIL—3.3%
American Eagle Outfitters Inc.	98,100	1,649,061
Chico’s FAS Inc.	162,800	2,424,092
J Crew Group Inc. *	74,900	3,480,603
TJX Cos., Inc.	85,100	3,943,534
		11,497,290
APPLICATION SOFTWARE—4.2%
Informatica Corp. *	68,200	1,705,682
Nice Systems Ltd. #*	106,200	3,378,222
Pegasystems Inc.	156,100	4,943,687
SolarWinds Inc. *	60,200	1,117,312
Synopsys Inc. *	151,600	3,442,836
		14,587,739
ASSET MANAGEMENT & CUSTODY BANKS—3.5%
BlackRock Inc.	19,000	3,496,000
Invesco Ltd.	157,100	3,611,729
T Rowe Price Group Inc.	92,100	5,296,671
		12,404,400
AUTO PARTS & EQUIPMENT—1.0%
Lear Corp.*	43,700	3,547,566

BIOTECHNOLOGY—2.4%
China Nuokang Bio-Pharmaceutical Inc. #*	136,100	898,260
Human Genome Sciences Inc. *	120,100	3,325,569
Metabolix Inc. *	324,200	4,042,774
		8,266,603
BROADCASTING & CABLE TV—0.8%
Discovery Communications Inc.*	68,400	2,647,080

CABLE & SATELLITE—0.7%
Scripps Networks Interactive Inc.	56,200	2,548,108

CASINOS & GAMING—0.5%
Las Vegas Sands Corp.*	69,500	1,727,770

COAL & CONSUMABLE FUELS—1.2%
Patriot Coal Corp. *	134,000	2,638,460
Peabody Energy Corp.	36,200	1,691,264
		4,329,724
COMMUNICATIONS EQUIPMENT—1.2%
Brocade Communications Systems Inc.*	669,900	4,347,651

COMPUTER & ELECTRONICS RETAIL—1.0%
Best Buy Co., Inc.	78,400	3,575,040

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—1.5%
Apple Inc.*	20,500	$5,352,960

COMPUTER STORAGE & PERIPHERALS—2.8%
NetApp Inc. *	101,200	3,508,604
Seagate Technology *	344,700	6,332,139
		9,840,743
CONSTRUCTION & ENGINEERING—0.7%
Chicago Bridge & Iron Co., NV#*	110,300	2,585,432

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.4%
Bucyrus International Inc.	74,500	4,694,245

CONSUMER ELECTRONICS—1.0%
Garmin Ltd.	97,300	3,637,074

DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Echo Global Logistics Inc. *	181,100	2,443,039
Fidelity National Information Services Inc.	112,900	2,968,141
		5,411,180
DIVERSIFIED BANKS—1.0%
Comerica Inc.	82,000	3,444,000

EDUCATION SERVICES—0.7%
DeVry Inc.	38,200	2,383,298

ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
General Cable Corp.*	133,700	3,819,809

ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Stericycle Inc.*	61,600	3,628,240

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Mosaic Co., /The	33,400	1,708,076

GOLD—1.7%
Yamana Gold Inc.	567,800	6,171,986

HEALTH CARE EQUIPMENT—2.8%
Hologic Inc. *	100,400	1,794,148
Insulet Corp. *	116,200	1,603,560
Intuitive Surgical Inc. *	9,600	3,461,376
Mindray Medical International Ltd. #	74,300	2,838,260
		9,697,344
HEALTH CARE FACILITIES—2.3%
Select Medical Holdings Corp. *	523,300	4,547,477
Universal Health Services Inc., Cl. B	98,900	3,671,168
		8,218,645
HEALTH CARE SUPPLIES—0.2%
AGA Medical Holdings Inc.*	49,300	792,744

HOME ENTERTAINMENT SOFTWARE—1.2%
Activision Blizzard Inc.	370,200	4,101,816

HOME FURNISHING RETAIL—1.3%
Bed Bath & Beyond Inc.*	99,400	4,568,424

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOMEBUILDING—1.7%
Lennar Corp., Cl. A	152,700	$3,038,730
Meritage Homes Corp. *	38,500	915,530
Toll Brothers Inc. *	86,900	1,961,333
		5,915,593
HOTELS RESORTS & CRUISE LINES—1.4%
Interval Leisure Group *	119,100	1,761,489
Orient-Express Hotels Ltd., Cl. A *	104,000	1,419,600
Wyndham Worldwide Corp.	66,700	1,788,227
		4,969,316
HOTELS RESTAURANTS & LEISURE—0.7%
Home Inns & Hotels Management Inc.#*	74,900	2,610,265

INDUSTRIAL CONGLOMERATES—0.7%
McDermott International Inc.*	89,200	2,444,972

INDUSTRIAL MACHINERY—3.3%
Duoyuan Global Water Inc. #*	129,000	3,441,720
SmartHeat Inc. *	263,900	2,214,121
SPX Corp.	82,800	5,786,064
		11,441,905
INTERNET RETAIL—1.6%
Expedia Inc.	121,200	2,861,532
NetFlix Inc. *	28,800	2,844,576
		5,706,108
INTERNET SOFTWARE & SERVICES—2.8%
eBay Inc. *	167,200	3,981,032
GSI Commerce Inc. *	31,200	850,200
OpenTable Inc. *	68,000	2,642,480
VistaPrint Ltd. *	45,800	2,362,364
		9,836,076
INVESTMENT BANKING & BROKERAGE—1.3%
Greenhill & Co., Inc.	20,500	1,801,745
Lazard Ltd., Cl. A	69,000	2,667,540
		4,469,285
IT CONSULTING & OTHER SERVICES—1.5%
Cognizant Technology Solutions Corp., Cl. A*	98,900	5,061,702

LEISURE PRODUCTS—0.8%
Coach Inc.	63,500	2,651,125

LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	85,900	2,627,681

LIFE SCIENCES TOOLS & SERVICES—0.6%
ICON PLC#*	67,300	1,963,141

MULTI-LINE INSURANCE—0.7%
Genworth Financial Inc., Cl. A *	48,400	799,568
Hartford Financial Services Group Inc.	61,900	1,768,483
		2,568,051

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OFFICE SERVICES & SUPPLIES—1.0%
SYKES Enterprises Inc.*	160,200	$3,641,346

OIL & GAS EQUIPMENT & SERVICES—2.1%
Cameron International Corp. *	80,500	3,176,530
National Oilwell Varco Inc.	93,375	4,111,301
		7,287,831
OIL & GAS EXPLORATION & PRODUCTION—5.7%
Devon Energy Corp.	75,600	5,090,148
Nexen Inc.	340,800	8,274,624
Plains Exploration & Production Co. *	105,300	3,086,343
Quicksilver Resources Inc. *	251,200	3,484,144
		19,935,259
OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
BM&F Bovespa SA	474,427	3,152,339

PACKAGED FOODS & MEATS—0.5%
McCormick & Co., Inc.	45,500	1,800,435

PHARMACEUTICALS—3.0%
Auxilium Pharmaceuticals Inc. *	99,200	3,531,520
Medicis Pharmaceutical Corp., Cl. A	69,600	1,766,448
Mylan Inc. *	121,500	2,676,645
Optimer Pharmaceuticals Inc. *	213,400	2,626,954
		10,601,567
PROPERTY & CASUALTY INSURANCE—1.6%
Chubb Corp.	102,400	5,413,888

PUBLISHING—1.0%
New York Times Co., /The, Cl. A*	342,000	3,392,640

RAILROADS—0.5%
CSX Corp.	33,400	1,872,070

REAL ESTATE SERVICES—1.0%
CB Richard Ellis Group Inc., Cl. A*	203,500	3,524,620

RESEARCH & CONSULTING SERVICES—1.5%
FTI Consulting Inc.*	127,900	5,260,527

RESTAURANTS—1.3%
McCormick & Schmick’s Seafood Restaurants Inc. *	267,900	2,654,889
Starbucks Corp.	66,700	1,732,866
		4,387,755
SEMICONDUCTOR EQUIPMENT—1.4%
Lam Research Corp.*	124,700	5,056,585

SEMICONDUCTORS—6.4%
Altera Corp.	169,900	4,308,664
Atheros Communications Inc. *	63,865	2,480,517
Marvell Technology Group Ltd. *	251,100	5,185,215
Mellanox Technologies Ltd. *	34,500	855,600
Micron Technology Inc. *	339,900	3,178,065
Netlogic Microsystems Inc. *	26,600	829,122

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Skyworks Solutions Inc. *	333,700	$5,619,508
		22,456,691
SOFT DRINKS—0.8%
Hansen Natural Corp.*	60,500	2,666,840

SPECIALIZED FINANCE—1.3%
CME Group Inc.	14,300	4,696,263

SPECIALTY STORES—0.0%
L’Occitane International SA*,(L2)	17,900	34,770

STEEL—1.5%
Cliffs Natural Resources Inc.	82,900	5,183,737

SYSTEMS SOFTWARE—0.5%
Red Hat Inc.*	57,100	1,705,577

THRIFTS & MORTGAGE FINANCE—1.0%
People’s United Financial Inc.	217,000	3,370,010

TOBACCO—1.0%
ITC Ltd.*,(L2)	587,900	3,509,040

TOTAL COMMON STOCKS (Cost $323,910,036)		339,218,845

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—1.3%
WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp., 4.00%, 10/1/14(L2)(a) (Cost $4,163,126)	3,332,000	4,460,715

	CONTRACTS
PURCHASED OPTIONS—0.6%
PUT OPTIONS—0.6%
Russell 2000/June/700†	550	1,122,000
Semiconductor HOLDRs Trust/June/30†	4,500	814,500
Russell 2000/May/690	473	378,400
TOTAL PUT OPTIONS (Cost $2,217,454)		2,314,900

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—2.2%
TIME DEPOSITS—2.2%
Wells Fargo Grand Cayman, 0.03%, 4/01/10(L2) (Cost $7,577,619)	7,577,619	7,577,619

Total Investments (Cost $337,868,235)(b)	101.1%	353,572,079
Liabilities in Excess of Other Assets	(1.1)	(3,968,210)
NET ASSETS	100.0%	$349,603,869

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
†	All or a portion of the securities are pledged as collateral for options written.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.3% of the net assets of the Fund.

(b)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $344,894,302 amounted to $8,677,777 which consisted of aggregate gross unrealized appreciation of $29,785,488 and aggregate gross unrealized depreciation of $21,107,711.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Options Written‡ (Unaudited) April 30, 2010

	CONTRACTS	SHARES SUBJECT TO PUT	VALUE
PUT OPTIONS WRITTEN
Semiconductor HOLDRs Trust/June/27	4,500	450,000	$252,000
Russell 2000/June/630	550	55,000	341,000
TOTAL PUT OPTIONS WRITTEN (Premiums Received $365,347)			593,000
TOTAL OPTIONS WRITTEN (Premiums Received $365,347)			$593,000

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMID CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—97.0%
ADVERTISING—0.8%
Lamar Advertising Co., Cl. A*	160,780	$5,984,232

AEROSPACE & DEFENSE—1.0%
BE Aerospace Inc.*	272,700	8,101,917

AIRLINES—0.4%
Airtran Holdings Inc.*	645,530	3,408,398

APPAREL RETAIL—3.8%
American Eagle Outfitters Inc.	394,250	6,627,343
AnnTaylor Stores Corp. *	298,050	6,467,685
Coldwater Creek Inc. *	504,750	3,573,630
J Crew Group Inc. *	136,650	6,350,125
Urban Outfitters Inc. *	169,800	6,369,198
		29,387,981
APPLICATION SOFTWARE—7.4%
Ansys Inc. *	162,775	7,324,875
Concur Technologies Inc. *	131,500	5,511,165
Informatica Corp. *	304,150	7,606,791
Nice Systems Ltd. #*	236,950	7,537,380
Pegasystems Inc.	255,900	8,104,353
SolarWinds Inc. *	253,390	4,702,918
Solera Holdings Inc.	158,156	6,147,524
Synopsys Inc. *	219,020	4,973,944
Taleo Corp., Cl. A *	221,150	5,745,477
		57,654,427
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Affiliated Managers Group Inc. *	72,162	6,074,597
Artio Global Investors Inc.	138,950	3,179,176
		9,253,773
AUTO PARTS & EQUIPMENT—0.9%
Dana Holding Corp.*	513,145	6,855,617

BIOTECHNOLOGY—3.9%
Alexion Pharmaceuticals Inc. *	130,250	7,148,120
Cephalon Inc. *	24,550	1,576,110
Human Genome Sciences Inc. *	275,450	7,627,210
OSI Pharmaceuticals Inc. *	64,500	3,784,215
Savient Pharmaceuticals Inc. *	398,020	5,771,290
United Therapeutics Corp. *	72,050	4,098,925
		30,005,870
CASINOS & GAMING—0.8%
Bally Technologies Inc.*	136,850	6,311,522

COMMODITY CHEMICALS—0.4%
STR Holdings Inc.*	125,500	2,894,030

COMMUNICATIONS EQUIPMENT—2.0%
Brocade Communications Systems Inc. *	790,250	5,128,723
F5 Networks Inc. *	68,750	4,704,562
Finisar Corp. *	398,950	5,968,292
		15,801,577

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—0.9%
QLogic Corp.*	373,350	$7,231,790

CONSTRUCTION & ENGINEERING—0.9%
Aecom Technology Corp.*	224,440	6,748,911

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Bucyrus International Inc.	84,450	5,321,194

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Wright Express Corp.*	176,950	6,010,992

DISTILLERS & VINTNERS—0.7%
Central European Distribution Corp.*	166,400	5,765,760

DISTRIBUTORS—1.0%
LKQ Corp.*	368,450	7,759,557

EDUCATION SERVICES—0.9%
ITT Educational Services Inc.*	65,600	6,634,128

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	147,750	8,248,882

ELECTRICAL COMPONENTS & EQUIPMENT—4.0%
AMETEK Inc.	174,100	7,529,825
Generac Holdings Inc. *	161,000	2,429,490
GrafTech International Ltd. *	344,450	5,807,427
Roper Industries Inc.	98,700	6,022,674
Woodward Governor Co.	294,050	9,424,303
		31,213,719
ELECTRONIC MANUFACTURING SERVICES—0.7%
Trimble Navigation Ltd.*	155,695	5,092,783

ENVIRONMENTAL & FACILITIES SERVICES—1.8%
Tetra Tech Inc. *	201,600	4,908,960
Waste Connections Inc. *	246,250	8,813,287
		13,722,247
FOREST PRODUCTS—0.8%
Louisiana-Pacific Corp.*	559,600	6,580,896

GENERAL MERCHANDISE STORES—1.0%
Dollar Tree Inc.*	128,270	7,788,554

GOLD—0.5%
Gammon Gold Inc.*	478,700	3,551,954

HEALTH CARE EQUIPMENT—3.2%
Masimo Corp.	107,350	2,513,064
NuVasive Inc. *	118,200	4,917,120
Sirona Dental Systems Inc. *	203,950	8,502,675
Thoratec Corp. *	207,650	9,259,113
		25,191,972
HEALTH CARE FACILITIES—2.5%
Community Health Systems Inc. *	210,700	8,609,202
Select Medical Holdings Corp. *	562,100	4,884,649

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—(CONT.)
VCA Antech Inc. *	210,450	$5,989,407
		19,483,258
HEALTH CARE SERVICES—0.9%
Emergency Medical Services Corp. *	32,600	1,723,888
IPC The Hospitalist Co., Inc. *	178,176	5,530,583
		7,254,471
HEALTH CARE SUPPLIES—1.0%
Inverness Medical Innovations Inc.*	199,650	7,942,077

HOME FURNISHING RETAIL—0.8%
Williams-Sonoma Inc.	228,950	6,593,760

HOTELS RESORTS & CRUISE LINES—1.6%
Gaylord Entertainment Co. *	186,000	6,277,500
Wyndham Worldwide Corp.	217,300	5,825,813
		12,103,313
HOUSEHOLD PRODUCTS—0.7%
Church & Dwight Co., Inc.	82,650	5,723,513

HOUSEWARES & SPECIALTIES—1.0%
Tupperware Brands Corp.	156,600	7,997,562

INDUSTRIAL GASES—0.4%
Airgas Inc.	54,500	3,458,025

INDUSTRIAL MACHINERY—2.1%
Clarcor Inc.	106,800	4,039,176
Pall Corp.	181,650	7,082,534
SPX Corp.	69,500	4,856,660
		15,978,370
INTERNET RETAIL—0.8%
Expedia Inc.	256,350	6,052,424

INTERNET SOFTWARE & SERVICES—3.4%
GSI Commerce Inc. *	328,750	8,958,438
IAC/InterActiveCorp. *	229,150	5,137,543
OpenTable Inc. *	132,200	5,137,292
VistaPrint Ltd. *	136,450	7,038,091
		26,271,364
INVESTMENT BANKING & BROKERAGE—1.3%
Knight Capital Group Inc. *	219,000	3,405,450
Lazard Ltd., Cl. A	169,600	6,556,736
		9,962,186
IT CONSULTING & OTHER SERVICES—0.2%
SRA International Inc., Cl. A*	69,650	1,607,522

LEISURE FACILITIES—0.8%
Life Time Fitness Inc.*	166,100	6,105,836

LEISURE PRODUCTS—1.2%
Phillips-Van Heusen Corp.	151,050	9,517,661

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	210,267	$6,432,068

LIFE SCIENCES TOOLS & SERVICES—3.3%
Bruker Corp. *	370,450	5,664,181
Charles River Laboratories International Inc. *	58,700	1,965,276
ICON PLC #*	160,100	4,670,117
Illumina Inc. *	108,600	4,547,082
Parexel International Corp. *	387,400	9,134,892
		25,981,548
MANAGED HEALTH CARE—0.7%
Amerigroup Corp.*	143,000	5,182,320

METAL & GLASS CONTAINERS—0.8%
Crown Holdings Inc.*	232,700	6,050,200

OFFICE REITS—0.1%
Kilroy Realty Corp.	12,950	454,027

OFFICE SERVICES & SUPPLIES—1.0%
SYKES Enterprises Inc.*	325,500	7,398,615

OIL & GAS EQUIPMENT & SERVICES—1.3%
Acergy SA #	341,700	6,529,887
Cal Dive International Inc. *	494,000	3,240,640
		9,770,527
OIL & GAS EXPLORATION & PRODUCTION—3.6%
Concho Resources Inc. *	101,300	5,755,866
Mariner Energy Inc. *	152,750	3,647,670
Plains Exploration & Production Co. *	242,400	7,104,744
Quicksilver Resources Inc. *	545,550	7,566,779
Whitinig Petroleum Corp. *	44,500	4,019,685
		28,094,744
PACKAGED FOODS & MEATS—1.3%
Hain Celestial Group Inc. *	250,200	4,948,956
Ralcorp Holdings Inc. *	75,050	4,994,577
		9,943,533
PHARMACEUTICALS—4.4%
Auxilium Pharmaceuticals Inc. *	188,450	6,708,820
Medicis Pharmaceutical Corp., Cl. A	286,000	7,258,680
Mylan Inc. *	335,990	7,401,860
Optimer Pharmaceuticals Inc. *	476,200	5,862,022
Perrigo Co.	107,850	6,582,085
		33,813,467
RAILROADS—0.7%
Genesee & Wyoming Inc., Cl. A*	149,150	5,831,765

REGIONAL BANKS—0.5%
Iberiabank Corp.	61,450	3,787,778

REINSURANCE—0.6%
Platinum Underwriters Holdings Ltd.	133,350	4,961,954

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—2.4%
FTI Consulting Inc. *	164,850	$6,780,281
ICF International Inc. *	265,750	6,154,770
IHS Inc., Cl. A *	116,200	5,887,854
		18,822,905
RESTAURANTS—0.8%
Darden Restaurants Inc.	145,550	6,513,362

RETAIL REITS—0.7%
Macerich Co., /The	127,850	5,716,173

SECURITY & ALARM SERVICES—1.0%
Geo Group Inc., /The*	368,000	7,794,240

SEMICONDUCTOR EQUIPMENT—1.1%
Novellus Systems Inc.*	310,800	8,142,960

SEMICONDUCTORS—5.6%
Atheros Communications Inc. *	223,850	8,694,334
Mellanox Technologies Ltd. *	318,755	7,905,124
Monolithic Power Systems Inc. *	259,500	6,396,675
Netlogic Microsystems Inc. *	249,400	7,773,798
ON Semiconductor Corp. *	641,000	5,089,540
Skyworks Solutions Inc. *	473,600	7,975,424
		43,834,895
SPECIALTY CHEMICALS—0.7%
Rockwood Holdings Inc.*	171,150	5,124,231

SPECIALTY STORES—0.5%
Tiffany & Co.	80,950	3,924,456

STEEL—0.4%
Cliffs Natural Resources Inc.	53,300	3,332,849

SYSTEMS SOFTWARE—1.0%
Red Hat Inc.*	264,550	7,902,108

THRIFTS & MORTGAGE FINANCE—2.3%
Brookline Bancorp Inc.	333,900	3,669,561
Ocwen Financial Corp. *	344,250	3,976,088
People’s United Financial Inc.	327,450	5,085,298
PMI Group Inc., /The *	945,000	4,923,450
		17,654,397
WIRELESS TELECOMMUNICATION SERVICES—1.1%
SBA Communications Corp.*	242,300	8,570,151

TOTAL COMMON STOCKS (Cost $648,815,083)		753,609,298

	PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS—4.4%
TIME DEPOSITS—4.4%
Citibank London, 0.03%, 5/3/10(L2)	$4,923,002	$4,923,002
Wells Fargo Grand Cayman, 0.03%, 4/1/10(L2)	29,100,000	29,100,000
TOTAL TIME DEPOSITS (Cost $34,023,002)		34,023,002

Total Investments (Cost $682,838,085)(a)	101.4%	787,632,300
Liabilities in Excess of Other Assets	(1.4)	(10,989,997)
NET ASSETS	100.0%	$776,642,303

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $684,750,243 amounted to $102,882,057 which consisted of aggregate gross unrealized appreciation of $128,856,335 and aggregate gross unrealized depreciation of $25,974,278.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—96.7%
AEROSPACE & DEFENSE—2.1%
BE Aerospace Inc. *	137,245	$4,077,549
Esterline Technologies Corp. *	70,820	3,950,339
		8,027,888
AIRLINES—0.6%
Airtran Holdings Inc.*	443,945	2,344,030

APPAREL RETAIL—3.5%
Aeropostale Inc. *	92,400	2,683,296
AnnTaylor Stores Corp. *	162,200	3,519,740
Childrens Place Retail Stores Inc., /The *	67,200	3,079,104
Coldwater Creek Inc. *	271,200	1,920,096
J Crew Group Inc. *	55,300	2,569,791
		13,772,027
APPLICATION SOFTWARE—7.7%
Cadence Design Systems Inc. *	285,900	2,132,814
Concur Technologies Inc. *	68,795	2,883,199
Informatica Corp. *	171,100	4,279,211
Nice Systems Ltd. #*	128,625	4,091,561
Pegasystems Inc.	121,800	3,857,406
SolarWinds Inc. *	151,900	2,819,264
Solera Holdings Inc.	109,345	4,250,240
Taleo Corp., Cl. A *	103,500	2,688,930
VanceInfo Technologies Inc. #*	137,800	3,286,530
		30,289,155
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Artio Global Investors Inc.	70,700	1,617,616
Cohen & Steers Inc.	108,700	2,942,509
		4,560,125
AUTO PARTS & EQUIPMENT—1.0%
Dana Holding Corp.*	290,100	3,875,736

BIOTECHNOLOGY—3.9%
Acorda Therapeutics Inc. *	31,400	1,216,750
Human Genome Sciences Inc. *	152,600	4,225,494
InterMune Inc. *	53,900	2,293,984
OSI Pharmaceuticals Inc. *	40,000	2,346,800
Savient Pharmaceuticals Inc. *	220,100	3,191,450
United Therapeutics Corp. *	35,920	2,043,489
		15,317,967
CASINOS & GAMING—1.1%
WMS Industries Inc.*	81,700	4,086,634

COAL & CONSUMABLE FUELS—0.7%
Patriot Coal Corp.*	144,900	2,853,081

COMMODITY CHEMICALS—0.4%
STR Holdings Inc.*	73,800	1,701,828

COMMUNICATIONS EQUIPMENT—2.3%
Aruba Networks Inc. *	192,300	2,415,288
Brocade Communications Systems Inc. *	428,500	2,780,965

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Finisar Corp. *	262,000	$3,919,520
		9,115,773
COMPUTER STORAGE & PERIPHERALS—0.9%
QLogic Corp.*	173,600	3,362,632

CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	97,995	2,946,710

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Wright Express Corp.*	86,375	2,934,159

DISTILLERS & VINTNERS—0.8%
Central European Distribution Corp.*	86,146	2,984,959

DISTRIBUTORS—1.0%
LKQ Corp.*	184,970	3,895,468

EDUCATION SERVICES—1.6%
American Public Education Inc. *	87,200	3,692,920
Grand Canyon Education Inc. *	111,000	2,683,980
		6,376,900
ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	79,600	4,444,068

ELECTRICAL COMPONENTS & EQUIPMENT—2.4%
Generac Holdings Inc. *	80,600	1,216,254
GrafTech International Ltd. *	207,800	3,503,508
Woodward Governor Co.	145,560	4,665,198
		9,384,960
ENVIRONMENTAL & FACILITIES SERVICES—1.7%
Tetra Tech Inc. *	93,400	2,274,290
Waste Connections Inc. *	122,100	4,369,959
		6,644,249
FOREST PRODUCTS—0.9%
Louisiana-Pacific Corp.*	288,200	3,389,232

GOLD—0.4%
Gammon Gold Inc.*	207,900	1,542,618

HEALTH CARE DISTRIBUTORS—1.5%
Owens & Minor Inc.	77,050	2,423,222
PharMerica Corp. *	176,400	3,404,520
		5,827,742
HEALTH CARE EQUIPMENT—6.1%
Arthrocare Corp. *	59,900	1,852,707
Cyberonics Inc. *	96,400	1,882,692
Insulet Corp. *	201,600	2,782,080
MAKO Surgical Corp. *	187,600	2,632,028
Masimo Corp.	51,600	1,207,956
NuVasive Inc. *	65,500	2,724,800
Sirona Dental Systems Inc. *	98,400	4,102,296
Thoratec Corp. *	93,128	4,152,577

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Wright Medical Group Inc. *	132,000	$2,478,960
		23,816,096
HEALTH CARE FACILITIES—1.6%
LifePoint Hospitals Inc. *	97,900	3,737,822
Select Medical Holdings Corp. *	269,800	2,344,562
		6,082,384
HEALTH CARE SERVICES—1.2%
Catalyst Health Solutions Inc. *	36,100	1,527,391
Gentiva Health Services Inc. *	113,400	3,252,312
		4,779,703
HEALTH CARE SUPPLIES—1.1%
AGA Medical Holdings Inc. *	90,800	1,460,064
Inverness Medical Innovations Inc. *	75,950	3,021,291
		4,481,355
HEALTH CARE TECHNOLOGY—1.1%
MedAssets Inc. *	52,900	1,207,707
Medidata Solutions Inc. *	215,200	3,156,984
		4,364,691
HOME FURNISHING RETAIL—0.7%
Williams-Sonoma Inc.	92,600	2,666,880

HOME FURNISHINGS—0.3%
Ethan Allen Interiors Inc.	66,479	1,342,876

HOTELS RESORTS & CRUISE LINES—1.6%
Choice Hotels International Inc.	79,000	2,868,490
Interval Leisure Group *	216,600	3,203,514
		6,072,004
HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	83,300	4,254,131

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
Towers Watson & Co.	67,900	3,259,200

INDUSTRIAL MACHINERY—2.8%
Actuant Corp., Cl. A	165,740	3,800,418
Clarcor Inc.	81,800	3,093,676
RBC Bearings Inc. *	126,400	3,989,184
		10,883,278
INTERNET RETAIL—0.9%
Shutterfly Inc.*	152,300	3,583,619

INTERNET SOFTWARE & SERVICES—3.4%
GSI Commerce Inc. *	163,949	4,467,610
LogMeIn, Inc. *	111,100	2,598,629
OpenTable Inc. *	70,500	2,739,630
VistaPrint Ltd. *	70,600	3,641,548
		13,447,417
INVESTMENT BANKING & BROKERAGE—1.3%
Knight Capital Group Inc. *	124,500	1,935,975

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—(CONT.)
Lazard Ltd., Cl. A	85,700	$3,313,162
		5,249,137
IT CONSULTING & OTHER SERVICES—0.3%
SRA International Inc., Cl. A*	44,300	1,022,444

LEISURE FACILITIES—0.7%
Life Time Fitness Inc.*	76,775	2,822,249

LEISURE PRODUCTS—1.8%
Fossil Inc. *	70,500	2,742,450
Phillips-Van Heusen Corp.	69,100	4,353,991
		7,096,441
LIFE SCIENCES TOOLS & SERVICES—2.8%
Bruker Corp. *	261,100	3,992,219
ICON PLC #*	85,600	2,496,952
Parexel International Corp. *	190,408	4,489,821
		10,978,992
MANAGED HEALTH CARE—0.6%
Amerigroup Corp.*	59,600	2,159,904

METAL & GLASS CONTAINERS—0.6%
Silgan Holdings Inc.	41,185	2,484,691

OFFICE SERVICES & SUPPLIES—1.1%
American Reprographics Co. *	84,000	839,160
SYKES Enterprises Inc. *	157,900	3,589,067
		4,428,227
OIL & GAS EQUIPMENT & SERVICES—1.3%
Acergy SA #	117,300	2,241,603
Cal Dive International Inc. *	243,300	1,596,048
Dril-Quip Inc. *	19,320	1,119,208
		4,956,859
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Kodiak Oil & Gas Corp. *	476,000	1,894,480
Mariner Energy Inc. *	107,659	2,570,897
Quicksilver Resources Inc. *	274,600	3,808,702
		8,274,079
PACKAGED FOODS & MEATS—1.6%
Diamond Foods Inc.	44,700	1,909,137
Flowers Foods Inc.	95,200	2,509,472
Hain Celestial Group Inc. *	103,020	2,037,735
		6,456,344
PHARMACEUTICALS—2.9%
Auxilium Pharmaceuticals Inc. *	95,300	3,392,680
Eurand NV *	123,600	1,273,080
Medicis Pharmaceutical Corp., Cl. A	134,700	3,418,686
Optimer Pharmaceuticals Inc. *	269,700	3,320,007
		11,404,453

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PUBLISHING—0.4%
New York Times Co., /The, Cl. A*	162,900	$1,615,968

RAILROADS—0.8%
Genesee & Wyoming Inc., Cl. A*	82,700	3,233,570

REGIONAL BANKS—0.9%
CVB Financial Corp.	143,600	1,581,036
Iberiabank Corp.	30,600	1,886,184
		3,467,220
REINSURANCE—0.7%
Platinum Underwriters Holdings Ltd.	77,300	2,876,333

RESEARCH & CONSULTING SERVICES—2.0%
FTI Consulting Inc. *	76,100	3,129,993
ICF International Inc. *	94,700	2,193,252
Resources Connection Inc. *	141,700	2,485,418
		7,808,663
RESTAURANTS—1.2%
Cheesecake Factory Inc., /The *	99,500	2,703,415
McCormick & Schmick’s Seafood Restaurants Inc. *	201,635	1,998,203
		4,701,618
SECURITY & ALARM SERVICES—0.9%
Geo Group Inc., /The*	174,870	3,703,747

SEMICONDUCTOR EQUIPMENT—1.0%
Novellus Systems Inc.*	155,900	4,084,580

SEMICONDUCTORS—5.4%
Applied Micro Circuits Corp. *	98,500	1,111,080
Atheros Communications Inc. *	103,325	4,013,143
Mellanox Technologies Ltd. *	136,061	3,374,313
Monolithic Power Systems Inc. *	142,700	3,517,555
Netlogic Microsystems Inc. *	122,700	3,824,559
Silicon Laboratories Inc. *	24,100	1,165,235
Skyworks Solutions Inc. *	232,900	3,922,036
		20,927,921
SPECIALIZED CONSUMER SERVICES—0.8%
Sotheby’s	89,900	3,002,660

SPECIALTY CHEMICALS—0.8%
Rockwood Holdings Inc.*	104,000	3,113,760

THRIFTS & MORTGAGE FINANCE—1.9%
Brookline Bancorp Inc.	246,100	2,704,639
Ocwen Financial Corp. *	211,900	2,447,445
PMI Group Inc., /The *	402,600	2,097,546
		7,249,630
TRUCKING—0.9%
Dollar Thrifty Automotive Group Inc.*	76,000	3,343,240

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—0.8%
Syniverse Holdings Inc.*	156,600	$3,144,528

TOTAL COMMON STOCKS (Cost $324,844,788)		378,318,833

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—3.0%
TIME DEPOSITS—3.0%
Wells Fargo Grand Cayman, 0.03%, 4/01/10(L2) (Cost $11,782,375)	11,782,375	11,782,375

Total Investments (Cost $336,627,163)(a)	99.7%	390,101,208
Other Assets in Excess of Liabilities	0.3	1,165,781
NET ASSETS	100.0%	$391,266,989

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $337,521,280 amounted to $52,579,928 which consisted of aggregate gross unrealized appreciation of $69,901,951 and aggregate gross unrealized depreciation of $17,322,023.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—95.8%
AEROSPACE & DEFENSE—1.8%
BE Aerospace Inc. *	3,980	$118,246
Esterline Technologies Corp. *	2,120	118,253
		236,499
APPAREL RETAIL—3.7%
American Eagle Outfitters Inc.	6,770	113,804
AnnTaylor Stores Corp. *	5,825	126,402
Childrens Place Retail Stores Inc., /The *	2,685	123,027
Coldwater Creek Inc. *	10,380	73,490
New York & Co., Inc. *	9,085	55,782
		492,505
APPLICATION SOFTWARE—7.4%
Ansys Inc. *	2,110	94,950
Concur Technologies Inc. *	1,755	73,552
Informatica Corp. *	5,745	143,682
Nice Systems Ltd. #*	3,760	119,606
Pegasystems Inc.	3,830	121,296
SolarWinds Inc. *	4,490	83,334
Solera Holdings Inc.	2,365	91,928
Taleo Corp., Cl. A *	5,260	136,655
VanceInfo Technologies Inc. #*	5,320	126,882
		991,885
AUTO PARTS & EQUIPMENT—0.8%
Dana Holding Corp.*	8,300	110,888

BIOTECHNOLOGY—4.3%
Alexion Pharmaceuticals Inc. *	2,070	113,602
Arqule Inc. *	11,665	74,306
AVEO Pharmaceuticals Inc. *	5,655	53,496
Human Genome Sciences Inc. *	4,485	124,190
InterMune Inc. *	1,130	48,093
Savient Pharmaceuticals Inc. *	6,380	92,510
United Therapeutics Corp. *	1,325	75,379
		581,576
CASINOS & GAMING—1.0%
WMS Industries Inc.*	2,730	136,555

COMMUNICATIONS EQUIPMENT—2.0%
Aruba Networks Inc. *	5,745	72,157
Brocade Communications Systems Inc. *	12,435	80,703
Finisar Corp. *	7,930	118,633
		271,493
CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	3,595	108,102

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Bucyrus International Inc.	1,060	66,791

DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Echo Global Logistics Inc.*	5,090	68,664

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DISTILLERS & VINTNERS—0.7%
Central European Distribution Corp.*	2,615	$90,610

DISTRIBUTORS—0.8%
LKQ Corp.*	4,870	102,562

EDUCATION SERVICES—1.6%
American Public Education Inc. *	2,425	102,699
Grand Canyon Education Inc. *	4,915	118,844
		221,543
ELECTRIC UTILITIES—0.8%
ITC Holdings Corp.	2,035	113,614

ELECTRICAL COMPONENTS & EQUIPMENT—2.6%
AMETEK Inc.	2,230	96,447
Generac Holdings Inc. *	2,465	37,197
GrafTech International Ltd. *	5,580	94,079
Woodward Governor Co.	3,985	127,719
		355,442
ELECTRONIC MANUFACTURING SERVICES—0.8%
Trimble Navigation Ltd.*	3,155	103,200

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Waste Connections Inc.*	3,020	108,086

FOREST PRODUCTS—0.9%
Louisiana-Pacific Corp.*	9,950	117,012

GENERAL MERCHANDISE STORES—0.9%
Dollar Tree Inc.*	2,000	121,440

GOLD—0.3%
Gammon Gold Inc.*	5,385	39,957

HEALTH CARE DISTRIBUTORS—0.8%
PharMerica Corp.*	5,280	101,904

HEALTH CARE EQUIPMENT—4.6%
Arthrocare Corp. *	2,075	64,180
HeartWare International Inc. *	1,515	85,203
Insulet Corp. *	7,105	98,049
MAKO Surgical Corp. *	9,120	127,954
Sirona Dental Systems Inc. *	2,700	112,563
Thoratec Corp. *	2,870	127,973
		615,922
HEALTH CARE FACILITIES—2.0%
Community Health Systems Inc. *	2,960	120,946
Select Medical Holdings Corp. *	8,325	72,344
VCA Antech Inc. *	2,730	77,696
		270,986
HEALTH CARE SERVICES—2.1%
Catalyst Health Solutions Inc. *	1,555	65,792
Gentiva Health Services Inc. *	4,010	115,007
IPC The Hospitalist Co., Inc. *	3,355	104,139
		284,938

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SUPPLIES—1.5%
AGA Medical Holdings Inc. *	2,880	$46,311
Inverness Medical Innovations Inc. *	2,590	103,030
Merit Medical Systems Inc. *	2,825	45,680
		195,021
HEALTH CARE TECHNOLOGY—1.2%
MedAssets Inc. *	3,030	69,175
Medidata Solutions Inc. *	6,350	93,154
		162,329
HOME FURNISHINGS—0.4%
Ethan Allen Interiors Inc.	3,000	60,600

HOTELS RESORTS & CRUISE LINES—2.0%
Choice Hotels International Inc.	1,945	70,623
eLong Inc. #*	6,720	75,331
Interval Leisure Group *	8,230	121,722
		267,676
HOUSEHOLD PRODUCTS—0.6%
Church & Dwight Co., Inc.	1,255	86,908

INDUSTRIAL GASES—0.6%
Airgas Inc.	1,180	74,871

INDUSTRIAL MACHINERY—2.6%
Clarcor Inc.	2,825	106,842
RBC Bearings Inc. *	3,445	108,724
SmartHeat Inc. *	4,770	40,020
SPX Corp.	1,260	88,049
		343,635
INTERNET RETAIL—2.7%
Drugstore.Com Inc. *	32,285	118,163
Expedia Inc.	4,875	115,099
Shutterfly Inc. *	5,460	128,474
		361,736
INTERNET SOFTWARE & SERVICES—5.2%
GSI Commerce Inc. *	5,385	146,741
IAC/InterActiveCorp. *	3,175	71,184
LogMeIn, Inc. *	5,485	128,294
OpenTable Inc. *	2,650	102,979
support.com Inc. *	31,165	135,880
VistaPrint Ltd. *	2,180	112,444
		697,522
INVESTMENT BANKING & BROKERAGE—0.7%
Lazard Ltd., Cl. A	2,550	98,583

LEISURE FACILITIES—0.7%
Life Time Fitness Inc.*	2,595	95,392

LEISURE PRODUCTS—1.5%
Fossil Inc. *	1,550	60,295
Phillips-Van Heusen Corp.	2,155	135,787
		196,082

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.7%
ICON PLC #*	3,225	$94,073
Parexel International Corp. *	5,605	132,166
		226,239
MANAGED HEALTH CARE—0.7%
Amerigroup Corp.*	2,605	94,405

METAL & GLASS CONTAINERS—0.7%
Silgan Holdings Inc.	1,605	96,829

MULTI-LINE INSURANCE—0.4%
Genworth Financial Inc., Cl. A*	3,565	58,894

OFFICE REITS—0.5%
Mack-Cali Realty Corp.	1,880	64,597

OFFICE SERVICES & SUPPLIES—1.3%
American Reprographics Co. *	6,640	66,334
SYKES Enterprises Inc. *	4,680	106,376
		172,710
OIL & GAS EQUIPMENT & SERVICES—1.6%
Acergy SA #	5,130	98,034
Dril-Quip Inc. *	1,910	110,647
		208,681
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Concho Resources Inc. *	1,655	94,037
Kodiak Oil & Gas Corp. *	13,485	53,670
Mariner Energy Inc. *	3,880	92,655
Plains Exploration & Production Co. *	3,310	97,016
Quicksilver Resources Inc. *	5,660	78,504
		415,882
PACKAGED FOODS & MEATS—1.8%
Diamond Foods Inc.	2,000	85,420
Flowers Foods Inc.	3,175	83,693
Hain Celestial Group Inc. *	3,760	74,373
		243,486
PHARMACEUTICALS—3.1%
Auxilium Pharmaceuticals Inc. *	3,050	108,580
Cadence Pharmaceuticals Inc. *	4,310	42,238
Eurand NV *	4,070	41,921
Mylan Inc. *	6,040	133,061
Optimer Pharmaceuticals Inc. *	7,825	96,326
		422,126
PUBLISHING—0.5%
New York Times Co., /The, Cl. A*	6,535	64,827

RAILROADS—0.7%
Genesee & Wyoming Inc., Cl. A*	2,540	99,314

REGIONAL BANKS—1.0%
CVB Financial Corp.	6,150	67,712

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—(CONT.)
Iberiabank Corp.	1,055	$65,030
		132,742
REINSURANCE—0.7%
Platinum Underwriters Holdings Ltd.	2,375	88,374

RESEARCH & CONSULTING SERVICES—2.1%
FTI Consulting Inc. *	2,290	94,188
ICF International Inc. *	4,185	96,924
IHS Inc., Cl. A *	1,690	85,632
		276,744
RESTAURANTS—0.7%
California Pizza Kitchen Inc.*	4,330	88,765

RETAIL REITS—0.5%
Macerich Co., /The	1,615	72,207

SECURITY & ALARM SERVICES—0.7%
Geo Group Inc., /The*	4,455	94,357

SEMICONDUCTOR EQUIPMENT—1.7%
Alpha & Omega Semiconductor Ltd. *	6,000	107,460
Novellus Systems Inc. *	4,520	118,424
		225,884
SEMICONDUCTORS—4.8%
Atheros Communications Inc. *	3,140	121,958
Mellanox Technologies Ltd. *	5,235	129,828
Monolithic Power Systems Inc. *	2,350	57,927
Netlogic Microsystems Inc. *	4,315	134,499
ON Semiconductor Corp. *	11,250	89,325
Skyworks Solutions Inc. *	6,530	109,965
		643,502
SPECIALTY CHEMICALS—1.3%
Kraton Performance Polymers Inc. *	3,725	70,626
Rockwood Holdings Inc. *	3,670	109,880
		180,506
THRIFTS & MORTGAGE FINANCE—2.0%
Brookline Bancorp Inc.	5,395	59,291
Ocwen Financial Corp. *	5,550	64,102
People’s United Financial Inc.	4,095	63,595
PMI Group Inc., /The *	15,275	79,583
		266,571
TRUCKING—1.1%
Dollar Thrifty Automotive Group Inc.*	3,495	153,745

WIRELESS TELECOMMUNICATION SERVICES—0.9%
SBA Communications Corp.*	3,495	123,618

TOTAL COMMON STOCKS (Cost $10,046,524)		12,867,534

	PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS—4.7%
TIME DEPOSITS—4.7%
Citibank London, 0.03%, 5/3/10(L2)	$228,508	$228,508
Wells Fargo Grand Cayman, 0.03%, 4/1/10(L2)	400,000	400,000
TOTAL TIME DEPOSITS (Cost $628,508)		628,508

Total Investments (Cost $10,675,032)(a)	100.5%	13,496,042
Liabilities in Excess of Other Assets	(0.5)	(67,706)
NET ASSETS	100.0%	$13,428,336

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,725,501 amounted to $2,770,541 which consisted of aggregate gross unrealized appreciation of $3,016,681 and aggregate gross unrealized depreciation of $246,140.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—96.9%
BIOTECHNOLOGY—16.5%
Actelion Ltd. *,(L2)	95,100	$3,850,396
Alexion Pharmaceuticals Inc. *	26,450	1,451,576
AMAG Pharmaceuticals Inc. *	27,400	935,710
Amgen Inc. *	145,000	8,317,200
Arqule Inc. *	325,000	2,070,250
AVEO Pharmaceuticals Inc. *	170,600	1,613,876
Celgene Corp. *	94,409	5,848,638
China Nuokang Bio-Pharmaceutical Inc. #*	144,689	954,947
Gilead Sciences Inc. *	90,000	3,570,300
Human Genome Sciences Inc. *	344,750	9,546,128
InterMune Inc. *	11,050	470,288
OSI Pharmaceuticals Inc. *	18,750	1,100,062
Savient Pharmaceuticals Inc. *	271,350	3,934,575
United Therapeutics Corp. *	52,000	2,958,280
		46,622,226
DRUG RETAIL—2.6%
CVS Caremark Corp.	200,500	7,404,465

HEALTH CARE DISTRIBUTORS—1.4%
Owens & Minor Inc.	45,677	1,436,542
PharMerica Corp. *	130,000	2,509,000
		3,945,542
HEALTH CARE EQUIPMENT—18.3%
Arthrocare Corp. *	49,800	1,540,314
ATS Medical Inc. *	500,000	1,995,000
Baxter International Inc.	98,050	4,629,921
Covidien PLC	152,050	7,296,880
Cyberonics Inc. *	77,500	1,513,575
Edwards Lifesciences Corp. *	35,000	3,607,800
Hospira Inc. *	51,000	2,743,290
Insulet Corp. *	109,660	1,513,308
Kinetic Concepts Inc. *	61,000	2,641,300
MAKO Surgical Corp. *	146,750	2,058,902
Masimo Corp.	53,100	1,243,071
Medtronic Inc.	162,000	7,077,780
NuVasive Inc. *	63,669	2,648,630
Stryker Corp.	55,000	3,159,200
Thoratec Corp. *	64,950	2,896,120
Wright Medical Group Inc. *	105,000	1,971,900
Zimmer Holdings Inc. *	52,050	3,170,366
		51,707,357
HEALTH CARE FACILITIES—3.4%
Community Health Systems Inc. *	84,350	3,446,541
LifePoint Hospitals Inc. *	25,000	954,500
Select Medical Holdings Corp. *	403,300	3,504,677
Universal Health Services Inc., Cl. B	41,900	1,555,328
		9,461,046
HEALTH CARE SERVICES—2.2%
IPC The Hospitalist Co., Inc. *	68,300	2,120,032

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—(CONT.)
Medco Health Solutions Inc. *	70,000	$4,124,400
		6,244,432
HEALTH CARE SUPPLIES—4.0%
AGA Medical Holdings Inc. *	167,400	2,691,792
Align Technology Inc. *	75,000	1,273,500
Inverness Medical Innovations Inc. *	181,950	7,237,971
		11,203,263
HEALTH CARE TECHNOLOGY—1.0%
Medidata Solutions Inc.*	189,650	2,782,166

INDUSTRIAL MACHINERY—0.5%
Pall Corp.	35,000	1,364,650

LIFE SCIENCES TOOLS & SERVICES—10.3%
Affymetrix Inc. *	206,565	1,433,561
Bruker Corp. *	244,850	3,743,756
Charles River Laboratories International Inc. *	100,000	3,348,000
Illumina Inc. *	84,280	3,528,804
Life Technologies Corp. *	57,650	3,154,032
Parexel International Corp. *	252,674	5,958,053
Thermo Fisher Scientific Inc. *	143,150	7,913,332
		29,079,538
MANAGED HEALTH CARE—5.8%
CIGNA Corp.	75,550	2,422,133
Humana Inc. *	75,000	3,429,000
UnitedHealth Group Inc.	238,050	7,215,296
WellPoint Inc. *	63,950	3,440,510
		16,506,939
PHARMACEUTICALS—30.9%
Abbott Laboratories	186,650	9,549,014
Allergan Inc.	69,950	4,455,115
Auxilium Pharmaceuticals Inc. *	156,978	5,588,417
Cadence Pharmaceuticals Inc. *	139,050	1,362,690
Eurand NV *	137,900	1,420,370
Forest Laboratories Inc. *	150,000	4,089,000
Ipsen SA (L2)	63,200	3,014,985
Johnson & Johnson	88,700	5,703,410
Medicis Pharmaceutical Corp., Cl. A	262,990	6,674,686
Merck & Co., Inc.	110,000	3,854,400
Mylan Inc. *	239,000	5,265,170
Optimer Pharmaceuticals Inc. *	699,037	8,605,145
Pfizer Inc.	658,500	11,010,120
Roche Holding AG (L2)	38,000	5,989,493
Sanofi-Aventis SA #*	65,500	2,234,205
Shire PLC #	106,300	6,998,792
SuperGen Inc. *	500,000	1,475,000
		87,290,012
TOTAL COMMON STOCKS (Cost $249,302,032)		273,611,636

	PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS—2.6%
TIME DEPOSITS—2.6%
Wells Fargo Grand Cayman, 0.03%, 4/01/10(L2) (Cost $7,399,128)	$7,399,128	$7,399,128

Total Investments (Cost $256,701,160)(a)	99.5%	281,010,764
Other Assets in Excess of Liabilities	0.5	1,377,736
NET ASSETS	100.0%	$282,388,500

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $261,898,809 amounted to $19,111,955 which consisted of aggregate gross unrealized appreciation of $31,304,498 and aggregate gross unrealized depreciation of $12,192,543.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER BALANCED FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—51.3%
ADVERTISING—0.1%
Focus Media Holding Ltd.#*	4,900	$82,222

AEROSPACE & DEFENSE—1.9%
BE Aerospace Inc. *	5,600	166,376
Boeing Co., /The	2,120	153,551
General Dynamics Corp.	4,200	320,712
ITT Corp.	3,010	167,266
Lockheed Martin Corp.	4,600	390,494
		1,198,399
AGRICULTURAL PRODUCTS—0.2%
Bunge Ltd.	2,100	111,195

AIR FREIGHT & LOGISTICS—0.7%
FedEx Corp.	1,500	135,015
United Parcel Service Inc., Cl. B	4,700	324,958
		459,973
APPLICATION SOFTWARE—0.2%
Intuit Inc.*	3,000	108,480

ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Invesco Ltd.	5,000	114,950
Legg Mason Inc.	4,900	155,281
		270,231
BIOTECHNOLOGY—0.8%
Amgen Inc. *	3,600	206,496
Celgene Corp. *	3,100	192,045
Gilead Sciences Inc. *	2,100	83,307
		481,848
CABLE & SATELLITE—0.7%
Comcast Corp., Cl. A	10,000	188,500
Scripps Networks Interactive Inc.	5,700	258,438
		446,938
CASINOS & GAMING—0.2%
International Game Technology	4,500	94,860

COAL & CONSUMABLE FUELS—0.3%
Peabody Energy Corp.	3,900	182,208

COMMUNICATIONS EQUIPMENT—2.0%
Brocade Communications Systems Inc. *	22,200	144,078
Cisco Systems Inc. *	28,855	776,777
Qualcomm Inc.	9,000	348,660
		1,269,515
COMPUTER HARDWARE—4.2%
Apple Inc. *	4,965	1,296,461
Dell Inc. *	9,800	158,564
Hewlett-Packard Co.	11,700	608,049
International Business Machines Corp.	4,700	606,300
		2,669,374

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—0.7%
EMC Corp. *	17,700	$336,477
NetApp Inc. *	3,500	121,345
		457,822
CONSTRUCTION & ENGINEERING—0.5%
Fluor Corp.	3,700	195,508
Foster Wheeler AG *	3,700	110,926
		306,434
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Caterpillar Inc.	2,600	177,034
Deere & Co.	3,000	179,460
Joy Global Inc.	1,700	96,577
		453,071
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Mastercard Inc.	1,300	322,452

DIVERSIFIED BANKS—0.4%
Wells Fargo & Co.	7,700	254,947

DIVERSIFIED CHEMICALS—0.3%
EI Du Pont de Nemours & Co.	4,200	167,328

DRUG RETAIL—1.0%
CVS Caremark Corp.	9,200	339,756
Walgreen Co.	7,800	274,170
		613,926
ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Republic Services Inc.	3,500	108,605

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
CF Industries Holdings Inc.	1,200	100,404
Monsanto Co.	2,700	170,262
Potash Corporation of Saskatchewan Inc.	1,400	154,700
		425,366
FOOD RETAIL—0.3%
Kroger Co., /The	10,300	228,969

FOOTWEAR—0.4%
NIKE Inc., Cl. B	3,300	250,503

FOREST PRODUCTS—0.2%
Weyerhaeuser Co.	3,000	148,560

GENERAL MERCHANDISE STORES—0.4%
Target Corp.	4,200	238,854

GOLD—0.5%
Goldcorp Inc.	4,600	198,858
Yamana Gold Inc.	11,600	126,092
		324,950
HEALTH CARE EQUIPMENT—1.4%
Beckman Coulter Inc.	2,400	149,760
Boston Scientific Corp. *	19,700	135,536
Covidien PLC	2,100	100,779

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Medtronic Inc.	3,900	$170,391
St. Jude Medical Inc. *	4,100	167,362
Zimmer Holdings Inc. *	2,700	164,457
		888,285
HEALTH CARE SUPPLIES—0.3%
Inverness Medical Innovations Inc.*	5,600	222,768

HOME ENTERTAINMENT SOFTWARE—0.5%
Electronic Arts Inc. *	6,500	125,905
Take-Two Interactive Software Inc. *	15,700	170,659
		296,564
HOMEBUILDING—0.5%
Toll Brothers Inc.*	14,600	329,522

HOTELS RESORTS & CRUISE LINES—0.1%
Carnival Corp.	2,200	91,740

HOUSEHOLD PRODUCTS—0.8%
Procter & Gamble Co., /The	8,725	542,346

HYPERMARKETS & SUPER CENTERS—1.3%
Costco Wholesale Corp.	2,500	147,700
Wal-Mart Stores Inc.	12,500	670,625
		818,325
INDUSTRIAL CONGLOMERATES—1.4%
3M Co.	3,700	328,079
General Electric Co.	10,400	196,144
McDermott International Inc. *	6,400	175,424
Tyco International Ltd.	4,600	178,434
		878,081
INDUSTRIAL GASES—0.2%
Praxair Inc.	1,400	117,278

INTEGRATED OIL & GAS—2.1%
Chevron Corp.	5,100	415,344
Exxon Mobil Corp.	9,900	671,715
Petroleo Brasileiro SA #	5,000	212,150
		1,299,209
INTEGRATED TELECOMMUNICATION SERVICES—0.4%
Verizon Communications Inc.	7,700	222,453

INTERNET RETAIL—0.7%
Amazon.com Inc. *	1,500	205,590
Expedia Inc.	9,700	229,017
		434,607
INTERNET SOFTWARE & SERVICES—2.3%
eBay Inc. *	12,490	297,387
Google Inc., Cl. A *	905	475,523
IAC/InterActiveCorp. *	18,600	417,012
Yahoo! Inc. *	17,800	294,234
		1,484,156

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—1.3%
Charles Schwab Corp., /The	10,800	$208,332
Goldman Sachs Group Inc., /The	1,000	145,200
Lazard Ltd., Cl. A	5,500	212,630
Morgan Stanley	9,200	278,024
		844,186
IT CONSULTING & OTHER SERVICES—0.3%
Cognizant Technology Solutions Corp., Cl. A*	3,300	168,894

LEISURE PRODUCTS—0.2%
Coach Inc.	3,100	129,425

LIFE & HEALTH INSURANCE—0.3%
Prudential Financial Inc.	3,200	203,392

LIFE SCIENCES TOOLS & SERVICES—0.5%
Charles River Laboratories International Inc. *	1,700	56,916
Thermo Fisher Scientific Inc. *	5,100	281,928
		338,844
MANAGED HEALTH CARE—0.5%
Aetna Inc.	3,400	100,470
UnitedHealth Group Inc.	6,600	200,046
		300,516
METAL & GLASS CONTAINERS—0.2%
Owens-Illinois Inc.*	4,300	152,392

MOVIES & ENTERTAINMENT—0.6%
Regal Entertainment Group, Cl. A	4,600	78,568
Viacom Inc., Cl. B *	8,000	282,640
		361,208
OFFICE REITS—0.3%
Digital Realty Trust Inc.	2,900	170,230

OIL & GAS DRILLING—0.4%
Transocean Ltd.*	3,416	247,489

OIL & GAS EQUIPMENT & SERVICES—1.0%
Cameron International Corp. *	6,100	240,706
Schlumberger Ltd.	4,700	335,674
Weatherford International Ltd. *	4,100	74,251
		650,631
OIL & GAS EXPLORATION & PRODUCTION—1.2%
Anadarko Petroleum Corp.	4,500	279,720
Chesapeake Energy Corp.	8,800	209,440
Devon Energy Corp.	1,200	80,796
Nexen Inc.	2,900	70,412
Plains Exploration & Production Co. *	4,800	140,688
		781,056
OIL & GAS STORAGE & TRANSPORTATION—0.2%
Enterprise Products Partners LP	4,000	141,840

OTHER DIVERSIFIED FINANCIAL SERVICES—1.3%
Bank of America Corp.	25,400	452,882

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OTHER DIVERSIFIED FINANCIAL SERVICES—(CONT.)
JPMorgan Chase & Co.	9,200	$391,736
		844,618
PACKAGED FOODS & MEATS—0.8%
HJ Heinz Co.	3,500	164,045
Kraft Foods Inc., Cl. A	11,100	328,560
		492,605
PHARMACEUTICALS—3.1%
Abbott Laboratories	10,200	521,832
Johnson & Johnson	7,300	469,390
Merck & Co., Inc.	4,200	147,168
Mylan Inc. *	7,900	174,037
Pfizer Inc.	29,059	485,867
Shire PLC #	2,600	171,184
		1,969,478
PROPERTY & CASUALTY INSURANCE—0.3%
Travelers Cos., Inc., /The	3,700	187,738

RAILROADS—0.1%
CSX Corp.	1,800	100,890

RESEARCH & CONSULTING SERVICES—0.2%
FTI Consulting Inc.*	3,800	156,294

RESTAURANTS—0.6%
Cheesecake Factory Inc., /The *	5,500	149,435
McDonald’s Corp.	3,700	261,183
		410,618
RETAIL REITS—0.2%
Macerich Co., /The	2,100	93,891

SEMICONDUCTOR EQUIPMENT—0.4%
Applied Materials Inc.	7,000	96,460
Lam Research Corp. *	4,400	178,420
		274,880
SEMICONDUCTORS—0.9%
Avago Technologies Ltd. *	4,700	96,444
Intel Corp.	22,300	509,109
		605,553
SOFT DRINKS—1.9%
Coca-Cola Co., /The	8,000	427,600
Hansen Natural Corp. *	5,800	255,664
PepsiCo Inc.	8,200	534,804
		1,218,068
SPECIALIZED FINANCE—0.8%
CME Group Inc.	690	226,603
Hong Kong Exchanges and Clearing Ltd. (L2)	9,100	148,827
IntercontinentalExchange Inc. *	1,000	116,630
		492,060

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—1.6%
Microsoft Corp.	33,800	$1,032,252

TOBACCO—1.3%
Altria Group Inc.	16,815	356,310
Philip Morris International Inc.	9,415	462,088
		818,398
TRUCKING—0.3%
Hertz Global Holdings Inc.*	13,100	189,426

TOTAL COMMON STOCKS (Cost $31,732,628)		32,679,236

CONVERTIBLE PREFERRED STOCK—0.5%
MULTI-LINE INSURANCE—0.5%
Hartford Financial Services Group Inc., 7.25%, 4/1/2013* (Cost $311,100)	12,000	318,360

MANDATORY CONVERTIBLE PREFERRED STOCK—0.6%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.6%
Citigroup Inc., 7.50%, 12/15/2012*(a) (Cost $297,280)	2,900	382,278

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—3.5%
GOLD—0.6%
AngloGold Ashanti Holdings Finance PLC, 3.50%, 5/22/14(L2)(b)	350,000	408,625

MULTI-UTILITIES—0.5%
CMS Energy Corp., 5.50%, 6/15/29(L2)	250,000	310,000

OIL & GAS EQUIPMENT & SERVICES—0.3%
Cameron International Corp., 2.50%, 6/15/26(L2)	180,000	227,925

OIL & GAS EXPLORATION & PRODUCTION—0.6%
Bill Barrett Corp., 5.00%, 3/15/28(L2)	200,000	199,750
Quicksilver Resources Inc., 1.88%, 11/1/24(L2)	150,000	162,375
		362,125
SEMICONDUCTORS—0.6%
Intel Corp., 3.25%, 8/1/39(L2)(b)	300,000	368,625

STEEL—0.6%
United States Steel Corp., 4.00%, 5/15/14(L2)	200,000	372,250

WIRELESS TELECOMMUNICATION SERVICES—0.3%
SBA Communications Corp., 4.00%, 10/1/14(L2)(b)	150,000	200,812

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $1,966,267)		2,250,362

CORPORATE BONDS—25.3%
ADVERTISING—0.6%
Lamar Media Corp., 7.88%, 4/15/18(L2)(b)	350,000	359,625

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
APPLICATION SOFTWARE—0.6%
Adobe Systems Inc., 4.75%, 2/1/20(L2)	$350,000	$351,739

AUTOMOBILE MANUFACTURERS—0.5%
Ford Motor Credit Co., LLC, 7.00%, 4/15/15(L2)	350,000	356,297

CABLE & SATELLITE—1.3%
Cablevision Systems Corp., 7.75%, 4/15/18(L2)	100,000	102,000
Comcast Corp., 5.70%, 7/1/19(L2)	325,000	346,790
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 4.75%, 10/1/14(L2)	350,000	370,405
		819,195
CASINOS & GAMING—0.6%
MGM Mirage Inc., 10.38%, 5/15/14(L2)(b)	350,000	385,000

COAL & CONSUMABLE FUELS—0.1%
Patriot Coal Corp., 8.25%, 4/30/18(L2)	75,000	75,563

COMMUNICATIONS EQUIPMENT—0.2%
Cisco Systems Inc., 4.95%, 2/15/19(L2)	125,000	132,806

COMPUTER HARDWARE—0.6%
Hewlett-Packard Co., 6.13%, 3/1/14(L2)	350,000	398,132

CONSUMER FINANCE—3.0%
American Express Credit Corp., 7.30%, 8/20/13(L2)	400,000	456,230
Capital One Capital VI, 8.88%, 5/15/40(L2)	700,000	782,478
MBNA Capital A, 8.28%, 12/1/26(L2)	350,000	357,000
SLM Corp., 8.00%, 3/25/20(L2)	350,000	337,437
		1,933,145
DIVERSIFIED BANKS—0.6%
Royal Bank of Scotland Group PLC, 6.40%, 10/21/19(L2)	350,000	359,831

DIVERSIFIED METALS & MINING—0.3%
Anglo American Capital PLC, 9.38%, 4/8/14(L2)(b)	150,000	182,136

ELECTRIC UTILITIES—1.1%
Enel Finance International SA, 5.13%, 10/7/19(L2)(b)	350,000	344,571
Florida Power Corp., 5.80%, 9/15/17(L2)	300,000	333,396
		677,967
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Acuity Brands Lighting Inc., 6.00%, 12/15/19(L2)(b)	350,000	344,833

FERTILIZERS & AGRICULTURAL CHEMICALS—0.3%
Potash Corporation of Saskatchewan Inc., 5.25%, 5/15/14(L2)	175,000	191,809

HEALTH CARE DISTRIBUTORS—0.5%
AmerisourceBergen Corp., 4.88%, 11/15/19(L2)	350,000	355,328

HEALTH CARE SERVICES—0.6%
HCA Inc., 7.25%, 9/15/20(L2)(b)	350,000	367,062

HOMEBUILDING—2.2%
Lennar Corp., 6.95%, 6/1/18(L2)(b)	650,000	637,000
Lennar Corp., 12.25%, 6/1/17(L2)	350,000	427,000
Meritage Homes Corp., 7.15%, 4/15/20(L2)(b)	350,000	341,250
		1,405,250

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
HOTELS RESORTS & CRUISE LINES—0.1%
Wyndham Worldwide Corp., 7.38%, 3/1/20(L2)	$75,000	$77,580

INDUSTRIAL CONGLOMERATES—0.3%
Tyco International Finance SA, 8.50%, 1/15/19(L2)	150,000	190,578

INTEGRATED OIL & GAS—0.5%
BP Capital Markets PLC, 5.25%, 11/7/13(L2)	300,000	331,471

INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Cellco Partnership / Verizon Wireless Capital LLC, 7.38%, 11/15/13(L2)	325,000	378,011

INTERNET RETAIL—0.6%
Expedia Inc., 7.46%, 8/15/18(L2)	325,000	361,562

LIFE & HEALTH INSURANCE—0.9%
Lincoln National Corp., 8.75%, 7/1/19(L2)	150,000	187,425
Prudential Financial Inc., 8.88%, 6/15/38(L2)	350,000	397,250
		584,675
LIFE SCIENCES TOOLS & SERVICES—0.5%
Life Technologies Corp., 3.38%, 3/1/13(L2)	150,000	152,195
Life Technologies Corp., 4.40%, 3/1/15(L2)	150,000	154,155
		306,350
MORTGAGE REITS—0.7%
Reckson Operating Partnership LP, 7.75%, 3/15/20(L2)(b)	425,000	440,759

MOVIES & ENTERTAINMENT—0.2%
Time Warner Cable Inc., 8.25%, 2/14/14(L2)	100,000	118,144

OIL & GAS EXPLORATION & PRODUCTION—1.0%
Devon Energy Corp., 6.30%, 1/15/19(L2)	150,000	171,853
PetroHawk Energy Corp., 7.88%, 6/1/15(L2)	100,000	103,750
Plains Exploration & Production Co., 7.63%, 4/1/20(L2)	350,000	352,187
		627,790
OIL & GAS STORAGE & TRANSPORTATION—0.3%
Williams Cos Inc., /The, 8.75%, 1/15/20(L2)	150,000	186,414

OTHER DIVERSIFIED FINANCIAL SERVICES—1.5%
Citigroup Inc., 8.50%, 5/22/19(L2)	350,000	413,860
JPMorgan Chase & Co., 7.90%, 12/30/49(L2)	500,000	526,874
		940,734
PACKAGED FOODS & MEATS—0.1%
Kraft Foods Inc., 6.75%, 2/19/14(L2)	75,000	85,215

PHARMACEUTICALS—1.1%
AstraZeneca PLC, 5.40%, 6/1/14(L2)	300,000	333,898
Roche Holdings Inc., 5.00%, 3/1/14(L2)(b)	325,000	354,660
		688,558
PROPERTY & CASUALTY INSURANCE—1.7%
CNA Financial Corp., 7.35%, 11/15/19(L2)	500,000	534,838
Liberty Mutual Group Inc., 7.80%, 3/15/37(L2)(b)	300,000	280,500
XL Capital Ltd., 6.50%, 12/31/49(L2)	350,000	290,500
		1,105,838

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
SEMICONDUCTORS—0.2%
Analog Devices Inc., 5.00%, 7/1/14(L2)	$150,000	$159,430

SOFT DRINKS—0.5%
Coco-Cola Co., /The, 4.88%, 3/15/19(L2)	300,000	319,064

SPECIALIZED REITS—0.6%
Host Hotels & Resorts LP, 7.13%, 11/1/13(L2)	350,000	357,875

WIRELESS TELECOMMUNICATION SERVICES—0.3%
Crown Castle International Corp., 7.13%, 11/1/19(L2)	150,000	151,500

TOTAL CORPORATE BONDS (Cost $14,951,631)		16,107,266

MUNICIPAL BOND—0.6%
MUNICIPAL BONDS—0.6%
State of Hawaii, 5.10%, 2/1/24(L2) (Cost $353,541)	350,000	356,912

COLLATERALIZED MORTGAGE OBLIGATIONS—0.8%
WIRELESS TELECOMMUNICATION SERVICES—0.8%
American Tower Trust, 2007-1A, 5.96%, 4/15/37(L2)(b) (Cost $500,000)	500,000	528,750

ASSET BACKED SECURITIES—1.0%
MULTI-UTILITIES—0.4%
CenterPoint Energy Transition Bond Co., LLC, 2005A, 4.97%, 8/1/14(L2)	238,064	249,693

OTHER DIVERSIFIED FINANCIAL SERVICES—0.6%
Nissan Auto Receivables Owner Trust, 2005A, 3.20%, 2/15/13(L2)	350,000	359,169

TOTAL ASSET BACKED SECURITIES (Cost $588,403)		608,862

U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS—4.1% (c)
COLLATERALIZED MORTGAGE BACKED OBLIGATIONS—3.4%
Federal National Mortgage Association REMICS,
6.00%, 4/25/35 +,(L2)	950,000	1,036,753
Federal Home Loan Mortgage Corp REMICS,
6.00%, 8/15/29 +,(L2)	900,000	963,281
Government National Mortgage Association REMICS,
5.00%, 5/16/29 +,(L2)	180,036	183,693
		2,183,727

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS—(CONT.)
FEDERAL NATIONAL MORTGAGE ASSOCIATION—0.7%
Federal National Mortgage Association,
5.00%, 4/01/18 (L2)	$407,124	$432,412

TOTAL U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS (Cost $2,446,744)		2,616,139

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—9.8% (c)
FEDERAL FARM CREDIT BANK—0.8%
Federal Farm Credit Bank,
4.95%, 10/18/18 (L2)	455,000	495,400

FEDERAL HOME LOAN BANK—0.5%
Federal Home Loan Banks,
5.38%, 6/08/12 (L2)	275,000	298,872

FEDERAL NATIONAL MORTGAGE ASSOCIATION—2.0%
Federal National Mortgage Association,
4.63%, 5/01/13 (L2)	600,000	643,855
5.00%, 2/13/17 (L2)	600,000	659,620
		1,303,475
U.S. GOVERNMENT NOTE/BOND—6.5%
U.S. Treasury Notes
5.00%, 8/15/11 (L2)	700,000	740,114
1.13%, 1/15/12 (L2)	300,000	301,617
1.50%, 12/31/13 (L2)	600,000	592,781
4.75%, 5/15/14 (L2)	552,000	612,116
4.50%, 2/15/16 (L2)	300,000	329,461
4.75%, 8/15/17 (L2)	300,000	331,734
3.38%, 11/15/19 (L2)	850,000	832,403
		3,740,226
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) (Cost $6,019,329)		6,273,817

SHORT-TERM INVESTMENTS—1.8%
TIME DEPOSITS—1.8%
Citibank London, 0.03%, 5/03/10(L2) (Cost $1,116,339)	1,116,339	1,116,339

Total Investments (Cost $60,283,262)(d)	99.3%	63,238,321
Other Assets in Excess of Liabilities	0.7	438,907
NET ASSETS	100.0%	$63,677,228

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+	Real Estate Mortgage Investment Conduit
*	Non-income producing security.
#	American Depository Receipts.
(a)	These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 8.7% of the net assets of the Fund.

(c)	Securities issued by these agencies, except for United States Treasury Notes and Bonds, are neither guaranteed nor issued by the United States Government.
(d)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $60,283,262 amounted to $2,955,059 which consisted of aggregate gross unrealized appreciation of $6,208,128 and aggregate gross unrealized depreciation of $3,253,069.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER CONVERTIBLE FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—4.1%
CASINOS & GAMING—0.6%
International Game Technology	7,500	$158,100

INDUSTRIAL CONGLOMERATES—0.7%
General Electric Co.	10,000	188,600

OIL & GAS STORAGE & TRANSPORTATION—2.1%
Inergy LP	15,000	570,150

PHARMACEUTICALS—0.7%
GlaxoSmithKline PLC#	5,500	205,095

TOTAL COMMON STOCKS
(Cost $1,086,955)		1,121,945

CONVERTIBLE PREFERRED STOCK—16.5%
AGRICULTURAL PRODUCTS—1.4%
Archer-Daniels-Midland Co., 6.25%, 6/1/2011*(a)	10,000	396,000

CONSUMER FINANCE—1.4%
SLM Corp., 7.25%, 12/15/2010	600	396,407

DIVERSIFIED METALS & MINING—1.1%
Vale Capital II, 6.75%, 6/15/2012*	3,400	299,812

ELECTRIC UTILITIES—1.8%
FPL Group Inc., 8.38%, 6/1/2012*,(L2)	10,000	508,000

HOMEBUILDING—1.2%
Beazer Homes USA Inc., 7.50%, 1/15/2013*	10,000	335,500

MULTI-LINE INSURANCE—1.0%
Hartford Financial Services Group Inc., 7.25%, 4/1/2013	10,000	265,300

OFFICE REITS—1.3%
Digital Realty Trust Inc., 5.50%, 12/31/2049(L2)	10,000	355,625

OIL & GAS EXPLORATION & PRODUCTION—2.0%
Whiting Petroleum Corp., 6.25%, 12/31/2049	2,500	549,475

OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
Bank of America Corp., 7.25%, 12/31/1949	250	245,498

PHARMACEUTICALS—1.0%
Mylan Inc., 6.50%, 11/15/2010(a)	221	282,913

PROPERTY & CASUALTY INSURANCE—1.5%
Assured Guaranty Ltd., 8.50%, 6/1/2012 *,(L2)	1,600	142,704
XL Capital Ltd., 10.75%, 8/15/2011 (a)	10,000	268,100
		410,804
REGIONAL BANKS—1.9%
Regions Financial Corp., 10.00%, 12/15/2010	250	514,800

TOTAL CONVERTIBLE PREFERRED STOCK
(Cost $3,410,268)		4,560,134

	SHARES	VALUE
MANDATORY CONVERTIBLE PREFERRED STOCK—1.4%
OTHER DIVERSIFIED FINANCIAL SERVICES—1.4%
Citigroup Inc., 7.50%, 12/15/2012(a)
(Cost $306,825)	3,000	$395,460

PREFERRED STOCKS—10.7%
DIVERSIFIED BANKS—1.5%
Wells Fargo Capital XIV, 8.63%, 9/14/2068	15,000	404,100

ELECTRIC UTILITIES—0.9%
PPL Capital Funding Inc., 6.85%, 7/1/2047*	10,000	252,600

INVESTMENT BANKING & BROKERAGE—1.7%
Goldman Sachs Group Inc., /The, 6.20%, 10/31/2010	20,000	476,400

OTHER DIVERSIFIED FINANCIAL SERVICES—2.0%
JPMorgan Chase & Co., 8.63%, 9/1/2013	20,000	556,000

REGIONAL BANKS—1.0%
BB&T Capital Trust V, 8.95%, 9/15/2013	10,000	277,300

SPECIALIZED REITS—3.6%
Public Storage, 6.88%, 4/15/2015	40,000	993,600

TOTAL PREFERRED STOCKS
(Cost $2,859,000)		2,960,000

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—64.6%
AIRLINES—1.4%
UAL Corp., 6.00%, 10/15/29(L2)	150,000	394,500

ALUMINUM—1.0%
Kaiser Aluminum Corp., 4.50%, 4/1/15(L2)(b)	250,000	263,375

APPLICATION SOFTWARE—2.0%
Concur Technologies Inc., 2.50%, 4/15/15(L2)(b)	250,000	255,625
Lawson Software Inc., 2.50%, 4/15/12(L2)	300,000	299,250
		554,875
AUTO PARTS & EQUIPMENT—1.4%
TRW Automotive Inc., 3.50%, 12/1/15(L2)(b)	300,000	390,000

AUTOMOBILE MANUFACTURERS—0.8%
Ford Motor Co., 4.25%, 11/15/16(L2)	150,000	234,188

BREWERS—1.2%
Molson Coors Brewing Co., 2.50%, 7/30/13(L2)	300,000	331,500

CABLE & SATELLITE—1.1%
Virgin Media Inc., 6.50%, 11/15/16(L2)	250,000	312,813

CASINOS & GAMING—1.0%
MGM Mirage, 4.25%, 4/15/15(L2)(b)	250,000	273,438

COAL & CONSUMABLE FUELS—1.2%
Alpha Natural Resources Inc., 2.38%, 4/15/15(L2)	300,000	341,250

COMMUNICATIONS EQUIPMENT—2.4%
Arris Group Inc., 2.00%, 11/15/26(L2)	250,000	253,125

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Finisar Corp., 5.00%, 10/15/29(L2)(b)	$250,000	$397,813
		650,938
COMPUTER STORAGE & PERIPHERALS—1.4%
EMC Corp., 1.75%, 12/1/13(L2)	300,000	392,250

CONSTRUCTION MATERIALS—1.0%
Cemex SAB de CV, 4.88%, 3/15/15(L2)(b)	250,000	288,125

DATA PROCESSING & OUTSOURCED SERVICES—1.0%
CSG Systems International Inc., 3.00%, 3/1/17(L2)(b)	250,000	279,375

DEPARTMENT STORES—1.3%
Saks Inc., 2.00%, 3/15/24(L2)	350,000	352,188

DIVERSIFIED METALS & MINING—1.1%
Sterlite Industries India Ltd., 4.00%, 10/30/14(L2)	300,000	312,375

ELECTRICAL COMPONENTS & EQUIPMENT—2.5%
General Cable Corp., 4.50%, 11/15/29(L2)	462,000	467,775
SunPower Corp., 4.50%, 3/15/15(L2)(b)	250,000	231,550
		699,325
FOREST PRODUCTS—1.0%
Sino-Forest Corp., 4.25%, 12/15/16(L2)(b)	250,000	268,125

GOLD—3.4%
AngloGold Ashanti Holdings Finance PLC, 3.50%, 5/22/14(L2)(b)	500,000	583,750
Goldcorp Inc., 2.00%, 8/1/14(L2)(b)	300,000	358,875
		942,625
HEALTH CARE EQUIPMENT—0.9%
Insulet Corp., 5.38%, 6/15/13(L2)	250,000	237,813

HEALTH CARE SUPPLIES—1.0%
Inverness Medical Innovations Inc., 3.00%, 5/15/16(L2)	250,000	266,563

HOMEBUILDING—1.2%
D.R. Horton Inc., 2.00%, 5/15/14(L2)	250,000	320,313

HOTELS RESORTS & CRUISE LINES—4.1%
Gaylord Entertainment Co., 3.75%, 10/1/14(L2)(b)	425,000	593,405
Wyndham Worldwide Corp., 3.50%, 5/1/12(L2)	250,000	535,625
		1,129,030
INDUSTRIAL CONGLOMERATES—0.7%
Textron Inc., 4.50%, 5/1/13(L2)	100,000	185,750

INTEGRATED TELECOMMUNICATION SERVICES—0.9%
SAVVIS Inc., 3.00%, 5/15/12(L2)	250,000	238,125

INTERNET RETAIL—1.9%
priceline.com Inc., 1.25%, 3/15/15(L2)(b)	500,000	535,624

INTERNET SOFTWARE & SERVICES—1.3%
Equinix Inc., 4.75%, 6/15/16(L2)	250,000	350,938

LIFE SCIENCES TOOLS & SERVICES—1.4%
Invitrogen Corp., 3.25%, 6/15/25(L2)	320,000	388,000

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
MANAGED HEALTH CARE—1.1%
Amerigroup Corp., 2.00%, 5/15/12(L2)	$300,000	$317,625

MULTI-UTILITIES—1.1%
CMS Energy Corp., 5.50%, 6/15/29(L2)	250,000	310,000

OFFICE REITS—1.8%
Boston Properties LP, 2.88%, 2/15/37(L2)	500,000	501,874

OIL & GAS EQUIPMENT & SERVICES—0.7%
Cameron International Corp., 2.50%, 6/15/26(L2)	150,000	189,938

OIL & GAS EXPLORATION & PRODUCTION—3.0%
Bill Barrett Corp., 5.00%, 3/15/28(L2)	300,000	299,624
Penn Virginia Corp., 4.50%, 11/15/12(L2)	250,000	238,438
Quicksilver Resources Inc., 1.88%, 11/1/24(L2)	250,000	270,625
		808,687
OIL & GAS REFINING & MARKETING—1.1%
St. Mary Land & Exploration Co., 3.50%, 4/1/27(L2)	300,000	315,375

PHARMACEUTICALS—2.5%
Biovail Corp., 5.38%, 8/1/14(L2)(b)	250,000	324,375
Teva Pharmaceutical Finance Co., BV, 1.75%, 2/1/26(L2)	300,000	365,999
		690,374
SEMICONDUCTORS—6.7%
Intel Corp., 3.25%, 8/1/39(L2)(b)	400,000	491,499
Microchip Technology Inc., 2.13%, 12/15/37(L2)(b)	250,000	258,125
Micron Technology Inc., 4.25%, 10/15/13(L2)	150,000	298,313
ON Semiconductor Corp., 2.63%, 12/15/26(L2)	369,000	381,454
Rambus Inc., 5.00%, 6/15/14(L2)	300,000	440,249
		1,869,640
SPECIALIZED FINANCE—1.2%
KKR Financial Holdings LLC, 7.50%, 1/15/17(L2)	250,000	329,688

SPECIALIZED REITS—1.2%
Host Hotels & Resorts LP, 2.50%, 10/15/29(L2)(b)	250,000	324,063

STEEL—1.2%
United States Steel Corp., 4.00%, 5/15/14(L2)	175,000	325,719

TRUCKING—1.1%
Avis Budget Group Inc., 3.50%, 10/1/14(L2)(b)	250,000	293,125

WIRELESS TELECOMMUNICATION SERVICES—2.3%
NII Holdings Inc., 2.75%, 8/15/25(L2)	213,000	219,656
SBA Communications Corp., 1.88%, 5/1/13(L2)	400,000	420,500
		640,156
TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $15,016,479)		17,849,685

	PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS—2.3%
TIME DEPOSITS—2.3%
Wells Fargo Grand Cayman, 0.03%, 4/01/10(L2)
(Cost $626,154)	$626,154	$626,154

Total Investments
(Cost $23,305,681)(c)	99.6%	27,513,378
Other Assets in Excess of Liabilities	0.4	115,504
NET ASSETS	100.0%	$27,628,882

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)	These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 23.2% of the net assets of the Fund.

(c)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $23,305,681 amounted to $4,207,697 which consisted of aggregate gross unrealized appreciation of $4,635,128 and aggregate gross unrealized depreciation of $427,431.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MONEY MARKET FUND

Schedule of Investments (Unaudited) April 30, 2010

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—90.6% (a)
FEDERAL FARM CREDIT BANK—25.2%
Farmer Mac Discount Notes,
0.14%, 5/27/10 (L2)	$5,000,000	$4,999,495
0.14%, 6/04/10 (L2)	5,000,000	4,999,339
		9,998,834
FEDERAL HOME LOAN BANK—42.8%
Federal Home Loan Bank Discount Notes,
0.09%, 5/07/10 (L2)	5,000,000	4,999,925
0.18%, 5/21/10 (L2)	4,000,000	3,999,622
0.15%, 6/07/10 (L2)	4,000,000	3,999,383
0.17%, 6/11/10 (L2)	4,000,000	3,999,226
		16,998,156
FEDERAL NATIONAL MORTGAGE ASSOCIATION—22.6%
Fannie Mae Discount Notes,
0.18%, 6/02/10 (L2)	5,000,000	4,999,200
0.18%, 7/07/10 (L2)	4,000,000	3,998,697
		8,997,897
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
(Cost $35,994,887)		35,994,887

SHORT-TERM INVESTMENTS—9.5%
TIME DEPOSITS—9.5%
Bank of American NA, 0.03%, 5/3/10(L2)	584,088	584,088
Citibank London, 0.03%, 5/3/10(L2)	1,600,000	1,600,000
Wells Fargo Grand Cayman, 0.03%, 4/1/10(L2)	1,600,000	1,600,000
TOTAL TIME DEPOSITS
(Cost $3,784,088)		3,784,088

Total Investments
(Cost $39,778,975)(b)	100.1%	39,778,975
Liabilities in Excess of Other Assets	(0.1)	(28,409)
NET ASSETS	100.0%	$39,750,566

(a)	Securities issued by these agencies, except for United States Treasury Notes and Bonds, are neither guaranteed nor issued by the United States Government.
(b)	At April 30, 2010, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities (Unaudited) April 30, 2010

(in thousands)

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$853,620	$304,893	$353,572
Foreign cash**	—	3	4
Receivable for investment securities sold	32,989	2,183	13,724
Receivable for shares of beneficial interest sold	2,562	828	442
Dividends and interest receivable	308	249	52
Receivable from Investment Manager	—	—	—
Prepaid expenses	68	40	46
Total Assets	889,547	308,196	367,840
LIABILITIES:
Payable for investment securities purchased	10,624	1,463	16,340
Bank overdraft	—	—	2
Written options outstanding, at value***	—	—	593
Payable for shares of beneficial interest redeemed	1,420	398	636
Accrued investment advisory fees	590	180	223
Accrued transfer agent fees	236	91	138
Accrued distribution fees	294	152	141
Accrued administrative fees	20	7	8
Dividends payable	—	—	—
Accrued other expenses	174	96	155
Total Liabilities	13,358	2,387	18,236
NET ASSETS	$876,189	$305,809	$349,604
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,132,623	498,476	502,842
Undistributed net investment income (accumulated loss)	(1,171)	(139)	(1,666)
Undistributed net realized gain (accumulated realized loss)	(279,088)	(212,648)	(167,048)
Net unrealized appreciation on investments	23,825	20,120	15,476
NET ASSETS	$876,189	$305,809	$349,604

*Identified Cost	$829,795	$284,773	$337,868
**Cost of Foreign Cash	$—	$3	$4
***Written options premiums received	$—	$—	$365

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Balanced Fund	Alger Convertible Fund	Alger Money Market Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$787,632	$390,101	$13,496	$281,011	$63,238	$27,513	$39,779
Foreign cash**	—	3	—	—	—	—	—
Receivable for investment securities sold	6,818	3,364	—	1,750	968	819	—
Receivable for shares of beneficial interest sold	14,782	1,028	110	764	42	—	81
Dividends and interest receivable	143	37	1	154	409	181	—
Receivable from Investment Manager	—	—	13	—	—	7	28
Prepaid expenses	66	47	31	43	28	12	14
Total Assets	809,441	394,580	13,651	283,722	64,685	28,532	39,902
LIABILITIES:
Payable for investment securities purchased	29,130	2,100	177	203	819	813	—
Bank overdraft	—	—	—	—	—	6	—
Written options outstanding, at value***	—	—	—	—	—	—	—
Payable for shares of beneficial interest redeemed	2,636	569	2	626	41	—	83
Accrued investment advisory fees	505	261	9	192	33	16	15
Accrued transfer agent fees	164	123	5	86	25	5	19
Accrued distribution fees	206	113	4	119	29	6	—
Accrued administrative fees	17	9	—	6	1	4	1
Dividends payable	—	—	—	—	—	—	1
Accrued other expenses	141	138	26	101	60	53	32
Total Liabilities	32,799	3,313	223	1,333	1,008	903	151
NET ASSETS	$776,642	$391,267	$13,428	$282,389	$63,677	$27,629	$39,751
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	769,488	429,040	11,653	279,543	83,209	39,696	39,751
Undistributed net investment income (accumulated loss)	(3,226)	(1,880)	(65)	(1,175)	234	(521)	—
Undistributed net realized gain (accumulated realized loss)	(94,414)	(89,367)	(981)	(20,288)	(22,721)	(15,753)	—
Net unrealized appreciation on investments	104,794	53,474	2,821	24,309	2,955	4,207	—
NET ASSETS	$776,642	$391,267	$13,428	$282,389	$63,677	$27,629	$39,751

*Identified Cost	$682,838	$336,627	$10,675	$256,701	$60,283	$23,306	$39,779
**Cost of Foreign Cash	$—	$3	$—	$—	$—	$—	$—
***Written options premiums received	$—	$—	$—	$—	$—	$—	$—

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2010 (Continued) (Unaudited)

(in thousands) except for Net Asset Value and Offering Price Per Share

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
NET ASSETS BY CLASS
Class A	$697,568	$164,106	$241,639
Class B	$52,721	$114,013	$70,145
Class C	$125,900	$27,690	$37,820
Class I	$—	$—	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	52,115	14,836	38,470
Class B	4,391	11,476	13,182
Class C	10,465	2,792	7,133
Class I	—	—	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$13.39	$11.06	$6.28
Class A — Offering Price Per Share (includes 5.25% sales charge)	$14.13	$11.67	$6.63
Class B — Net Asset Value Per Share	$12.01	$9.94	$5.32
Class C — Net Asset Value Per Share	$12.03	$9.92	$5.30
Class I — Net Asset Value Per Share	—	—	—

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Balanced Fund	Alger Convertible Fund	Alger Money Market Fund
NET ASSETS BY CLASS
Class A	$542,500	$339,209	$9,299	$187,987	$38,878	$27,629	$—
Class B	$12,520	$26,056	$—	$18,951	$12,617	$—	$39,751
Class C	$69,381	$26,002	$1,807	$75,451	$12,182	$—	$—
Class I	$152,241	$—	$2,322	$—	$—	$—	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	37,849	50,687	934	10,368	1,858	1,308	—
Class B	933	4,371	—	1,118	609	—	39,751
Class C	5,160	4,359	185	4,448	590	—	—
Class I	10,559	—	232	—	—	—	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$14.33	$6.69	$9.96	$18.13	$20.93	$21.12	—
Class A — Offering Price Per Share (includes 5.25% sales charge)	$15.13	$7.06	$10.51	$19.14	$22.09	$22.29	—
Class B — Net Asset Value Per Share	$13.42	$5.96	—	$16.94	$20.72	—	$1.00
Class C — Net Asset Value Per Share	$13.44	$5.97	$9.79	$16.96	$20.65	—	—
Class I — Net Asset Value Per Share	$14.42	—	$10.00	—	—	—	—

THE ALGER FUNDS

Statements of Operations (Unaudited) (in thousands)

For the year ended April 30, 2010

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
INCOME
Dividends (net of foreign withholding taxes*)	$4,622	$2,199	$1,079
Interest	4	1	(12)
Other	2	—	—
Litigation Income	—	—	—
Total Income	4,628	2,200	1,067
EXPENSES
Advisory fees—Note 3(a)	3,241	1,011	1,284
Distribution fees—Note3(b):
Class A	792	186	291
Class B	268	544	340
Class C	567	134	186
Class I	—	—	—
Administrative fees—Note 3(a)	110	39	46
Custodian fees	41	21	30
Transfer agent fees and expenses—Note 3(e)	636	251	325
Printing fees	102	54	71
Professional fees	29	40	45
Registration fees	62	39	46
Trustee fees—Note 3(f)	9	9	9
Miscellaneous	64	27	35
Total Expenses	5,921	2,355	2,708
Less, expense reimbursements Note 3(a)	—	—	—
Net Expenses	5,921	2,355	2,708
NET INVESTMENT INCOME (LOSS)	(1,293)	(155)	(1,641)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and options	104,983	7,588	46,089
Net realized gain (loss) on foreign currency transactions	(146)	—	(1)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	13,929	28,591	15,742
Net realized and unrealized gain on investments, options and foreign currency	118,766	36,179	61,830
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117,473	$36,024	$60,189

*Foreign withholding taxes	$12	$3	$16

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Balanced Fund	Alger Convertible Fund	Alger Money Market Fund
INCOME
Dividends (net of foreign withholding taxes*)	$1,461	$592	$14	$1,013	$254	$259	$—
Interest	5	1	—	2	743	294	18
Other	1	—	—	—	—	11	—
Litigation Income	—	176	—	—	—	—	—
Total Income	1,467	769	14	1,015	997	564	18
EXPENSES
Advisory fees—Note 3(a)	2,780	1,436	44	1,119	220	93	99
Distribution fees—Note3(b):
Class A	571	384	8	229	46	33	—
Class B	56	121	—	93	67	—	—
Class C	298	117	8	372	59	—	—
Class I	199	—	2	—	—	—	—
Administrative fees—Note 3(a)	94	49	1	38	8	4	6
Custodian fees	31	20	9	16	13	7	3
Transfer agent fees and expenses—Note 3(e)	429	339	15	198	67	15	41
Printing fees	92	71	1	37	11	4	5
Professional fees	26	46	12	18	13	15	13
Registration fees	65	46	18	38	23	18	15
Trustee fees—Note 3(f)	9	9	9	9	9	9	8
Miscellaneous	58	33	2	23	6	3	4
Total Expenses	4,708	2,671	129	2,190	542	201	194
Less, expense reimbursements Note 3(a)	—	—	(49)	—	(28)	(38)	(181)
Net Expenses	4,708	2,671	80	2,190	514	163	13
NET INVESTMENT INCOME (LOSS)	(3,241)	(1,902)	(66)	(1,175)	483	401	5

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and options	52,760	20,860	402	23,502	441	756	—
Net realized gain (loss) on foreign currency transactions	—	—	—	1	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	94,063	64,939	1,937	15,157	4,607	3,324	—
Net realized and unrealized gain on investments, options and foreign currency	146,823	85,799	2,339	38,660	5,048	4,080	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$143,582	$83,897	$2,273	$37,485	$5,531	$4,481	$5

*Foreign withholding taxes	$—	$2	$—	$20	$1	$1	$—

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (in thousands)

	Alger Capital Appreciation Fund
	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Net investment income (loss)	$(1,293)	$(251)
Net realized gain (loss) on investments, options and foreign currency	104,837	(56,026)
Net change in unrealized appreciation on investments, options and foreign currency	13,929	172,864
Net increase in net assets resulting from operations	117,473	116,587
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	73,661	51,681
Class B	(20,064)	(16,554)
Class C	12,895	7,568
Class I	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	66,492	42,695
Total increase	183,965	159,282
Net Assets:
Beginning of period	692,224	532,942
END OF PERIOD	$876,189	$692,224
Undistributed net investment income (accumulated loss)	$(1,171)	$122

See Notes to Financial Statements.

	Alger Large Cap Growth Fund		Alger Mid Cap Growth Fund		Alger SMid Cap Growth Fund
	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Net investment income (loss)	$(155)	$170	$(1,641)	$(2,934)	$(3,241)	$(4,911)
Net realized gain (loss) on investments, options and foreign currency	7,588	(66,344)	46,088	(79,873)	52,760	(81,427)
Net change in unrealized appreciation on investments, options and foreign currency	28,591	102,476	15,742	139,295	94,063	177,832
Net increase in net assets resulting from operations	36,024	36,302	60,189	56,488	143,582	91,494
Dividends and distributions to shareholders from:
Net investment income
Class A	(147)	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total dividends and distributions to shareholders	(147)	—	—	—	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	25,117	(21,950)	(5,050)	(21,747)	54,453	32,290
Class B	(11,119)	(9,813)	(16,016)	(15,986)	(50)	(190)
Class C	(1,003)	(4,221)	(3,956)	(7,549)	5,720	4,022
Class I	—	—	—	—	(28,957)	53,960
Net increase (decrease) from shares of beneficial interest transactions—Note 6	12,995	(35,984)	(25,022)	(45,282)	31,166	90,082
Total increase	48,872	318	35,167	11,206	174,748	181,576
Net Assets:
Beginning of period	256,937	256,619	314,437	303,231	601,894	420,318
END OF PERIOD	$305,809	$256,937	$349,604	$314,437	$776,642	$601,894
Undistributed net investment income (accumulated loss)	$(139)	$163	$(1,666)	$(24)	$(3,226)	$15

	Alger Small Cap Growth Fund
	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Net investment income (loss)	$(1,902)	$(3,511)
Net realized gain (loss) on investments, options and foreign currency	20,860	(53,181)
Net change in unrealized appreciation on investments, options and foreign currency	64,939	107,078
Net increase in net assets resulting from operations	83,897	50,386
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(12,641)	(20,287)
Class B	(5,485)	(5,009)
Class C	273	(1,231)
Class I	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(17,853)	(26,527)
Total increase (decrease)	66,044	23,859
Net Assets:
Beginning of period	325,223	301,364
END OF PERIOD	$391,267	$325,223
Undistributed net investment income (accumulated loss)	$(1,880)	$22

See Notes to Financial Statements.

	Alger Growth Opportunities Fund		Alger Health Sciences Fund		Alger Balanced Fund
	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Net investment income (loss)	$(66)	$(75)	$(1,175)	$(2,148)	$483	$1,032
Net realized gain (loss) on investments, options and foreign currency	402	(939)	23,503	(8,501)	441	(10,758)
Net change in unrealized appreciation on investments, options and foreign currency	1,937	2,593	15,157	43,796	4,607	18,894
Net increase in net assets resulting from operations	2,273	1,579	37,485	33,147	5,531	9,168
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	(712)	(746)
Class B	—	—	—	—	(132)	(206)
Class C	—	—	—	—	(156)	(155)
Class I	—	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	—	—	—	(1,000)	(1,107)
Increase (decrease) from shares of beneficial interest transactions:
Class A	2,436	2,096	(2,997)	(35,957)	6,296	(469)
Class B	—	—	(1,189)	(1,817)	(8,336)	(8,217)
Class C	3	302	(2,882)	(10,543)	(3)	(1,107)
Class I	131	188	—	—	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	2,570	2,586	(7,068)	(48,317)	(2,043)	(9,793)
Total increase (decrease)	4,843	4,165	30,417	(15,170)	2,488	(1,732)
Net Assets:
Beginning of period	8,585	4,420	251,972	267,142	61,189	62,921
END OF PERIOD	$13,428	$8,585	$282,389	$251,972	$63,677	$61,189
Undistributed net investment income (accumulated loss)	$(65)	$—	$(1,175)	$—	$234	$751

	Alger Convertible Fund*		Alger Money Market Fund
	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Net investment income	$401	$1,051	$5	$41
Net realized gain (loss) on investments, options and foreign currency	756	(9,880)	—	—
Net change in unrealized appreciation on investments, options and foreign currency	3,324	13,868	—	—
Net increase in net assets resulting from operations	4,481	5,039	5	41
Dividends and distributions to shareholders from:
Net investment income
Class A	(331)	(883)	—	—
Class B	—	—	(5)	(41)
Net realized gains
Class A	—	—	—	—
Class B	—	—	—	—
Return of capital
Class A	—	(409)	—	—
Class B	—	—	—	—
Total dividends and distributions to shareholders	(331)	(1,292)	(5)	(41)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,195)	(12,671)	—	—
Class B	—	—	(5,553)	(11,091)
Net decrease from shares of beneficial interest transactions—Note 6	(1,195)	(12,671)	(5,553)	(11,091)
Total increase (decrease)	2,955	(8,924)	(5,553)	(11,091)
Net Assets:
Beginning of period	24,674	33,598	45,304	56,395
END OF PERIOD	$27,629	$24,674	$39,751	$45,304
Undistributed net investment income (accumulated loss)	$(521)	$(182)	$—	$—

* Commenced operations on January 9, 2009. Change in net assets prior to January 9, 2009 are that of its predecessor fund, Castle Convertible Fund, Inc.  See Note 11.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$11.48	$9.24	$15.66	$11.05	$9.27	$7.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.01	(0.05)	(0.09)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	1.92	2.23	(6.37)	4.70	1.84	1.60
Total from investment operations	1.91	2.24	(6.42)	4.61	1.78	1.56
Net asset value, end of period	$13.39	$11.48	$9.24	$15.66	$11.05	$9.27
Total return (iii)	16.6%	24.2%	(41.0)%	41.7%	19.2%	20.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$697,568	$543,395	$400,523	$452,152	$152,808	$128,816
Ratio of gross expenses to average net assets	1.31%	1.43%	1.35%	1.44%	1.39%	1.63%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.31%	1.43%	1.35%	1.44%	1.39%	1.63%
Ratio of net investment income (loss) to average net assets	(0.15)%	0.15%	(0.40)%	(0.69)%	(0.57)%	(0.44)%
Portfolio turnover rate	107.59%	318.87%	288.74%	251.53%	223.23%	144.61%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$10.34	$8.40	$14.35	$10.20	$8.62	$7.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.07)	(0.14)	(0.17)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.73	2.01	(5.81)	4.32	1.70	1.48
Total from investment operations	1.67	1.94	(5.95)	4.15	1.58	1.39
Net asset value, end of period	$12.01	$10.34	$8.40	$14.35	$10.20	$8.62
Total return (iii)	16.1%	23.0%	(41.5)%	40.7%	18.3%	19.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$52,721	$52,055	$59,164	$186,431	$179,706	$192,976
Ratio of gross expenses to average net assets	2.19%	2.40%	2.09%	2.21%	2.14%	2.37%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.19%	2.40%	2.09%	2.21%	2.14%	2.37%
Ratio of net investment income (loss) to average net assets	(1.02)%	(0.76)%	(1.15)%	(1.42)%	(1.31)%	(1.15)%
Portfolio turnover rate	107.59%	318.87%	288.74%	251.53%	223.23%	144.61%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$10.36	$8.40	$14.34	$10.19	$8.61	$7.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.06)	(0.14)	(0.17)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.72	2.02	(5.80)	4.32	1.70	1.48
Total from investment operations	1.67	1.96	(5.94)	4.15	1.58	1.39
Net asset value, end of period	$12.03	$10.36	$8.40	$14.34	$10.19	$8.61
Total return (iii)	16.1%	23.3%	(41.4)%	40.7%	18.4%	19.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$125,900	$96,774	$73,255	$94,265	$34,933	$33,643
Ratio of gross expenses to average net assets	2.09%	2.21%	2.10%	2.19%	2.14%	2.37%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.09%	2.21%	2.10%	2.19%	2.14%	2.37%
Ratio of net investment income (loss) to average net assets	(0.94)%	(0.63)%	(1.15)%	(1.44)%	(1.31)%	(1.13)%
Portfolio turnover rate	107.59%	318.87%	288.74%	251.53%	223.23%	144.61%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Large Cap Growth Fund

	Class A
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$9.72	$8.20	$14.25	$11.13	$10.48	$9.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	0.03	(0.01)	(0.01)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.34	1.49	(6.04)	3.13	0.67	1.42
Total from investment operations	1.35	1.52	(6.05)	3.12	0.65	1.43
Dividends from net investment income	(0.01)	—	—	—	—	—
Net asset value, end of period	$11.06	$9.72	$8.20	$14.25	$11.13	$10.48
Total return (iii)	13.9%	18.5%	(42.5)%	28.0%	6.2%	15.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$164,106	$132,551	$136,464	$224,617	$157,185	$157,205
Ratio of gross expenses to average net assets	1.35%	1.50%	1.30%	1.34%	1.21%	1.37%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.35%	1.50%	1.30%	1.34%	1.21%	1.37%
Ratio of net investment income (loss) to average net assets	0.20%	0.39%	(0.10)%	(0.08)%	(0.14)%	0.05%
Portfolio turnover rate	31.48%	88.21%	181.48%	171.78%	322.94%	249.17%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Large Cap Growth Fund

	Class B
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$8.75	$7.42	$12.99	$10.22	$9.70	$8.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.02)	(0.09)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.21	1.35	(5.48)	2.86	0.61	1.33
Total from investment operations	1.19	1.33	(5.57)	2.77	0.52	1.26
Net asset value, end of period	$9.94	$8.75	$7.42	$12.99	$10.22	$9.70
Total return (iii)	13.5%	17.9%	(42.9)%	27.1%	5.4%	14.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$114,013	$99,170	$94,253	$206,695	$221,298	$260,786
Ratio of gross expenses to average net assets	1.97%	2.13%	2.05%	2.10%	1.96%	2.12%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.97%	2.13%	2.05%	2.10%	1.96%	2.12%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.25)%	(0.87)%	(0.81)%	0.91%	(0.72)%
Portfolio turnover rate	31.48%	88.21%	181.48%	171.78%	322.94%	249.17%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Large Cap Growth Fund

	Class C
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$8.73	$7.42	$12.98	$10.21	$9.69	$8.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.02)	(0.09)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.21	1.33	(5.47)	2.86	0.61	1.33
Total from investment operations	1.19	1.31	(5.56)	2.77	0.52	1.26
Net asset value, end of period	$9.92	$8.73	$7.42	$12.98	$10.21	$9.69
Total return (iii)	13.6%	17.7%	(42.8)%	27.1%	5.4%	15.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$27,690	$25,216	$25,902	$44,993	$40,151	$39,620
Ratio of gross expenses to average net assets	2.07%	2.20%	2.05%	2.09%	1.96%	2.12%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.07%	2.20%	2.05%	2.09%	1.96%	2.12%
Ratio of net investment income (loss) to average net assets	(0.53)%	(0.31)%	(0.86)%	(0.82)%	(0.90)%	(0.72)%
Portfolio turnover rate	31.48%	88.21%	181.48%	171.78%	322.94%	249.17%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Mid Cap Growth Fund

	Class A
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$5.24	$4.26	$11.36	$8.93	$9.15	$7.89
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.03)	(0.05)	(0.07)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	1.06	1.01	(5.23)	3.46	0.85	1.34
Total from investment operations	1.04	0.98	(5.28)	3.39	0.78	1.26
Distributions from net realized gains	—	—	(1.82)	(0.96)	(1.00)	—
Net asset value, end of period	$6.28	$5.24	$4.26	$11.36	$8.93	$9.15
Total return (iii)	19.6%	23.0%	(54.9)%	41.6%	8.9%	16.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$241,639	$215,190	$197,507	$445,903	$318,934	$318,423
Ratio of gross expenses to average net assets	1.36%	1.49%	1.30%	1.33%	1.23%	1.36%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.36%	1.49%	1.30%	1.33%	1.23%	1.36%
Ratio of net investment income (loss) to average net assets	(0.73)%	(0.78)%	(0.67)%	(0.69)%	(0.77)%	(0.96)%
Portfolio turnover rate	106.17%	297.11%	328.95%	279.32%	272.41%	239.32%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Mid Cap Growth Fund

	Class B
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$4.46	$3.66	$10.09	$8.09	$8.43	$7.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.06)	(0.09)	(0.12)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	0.90	0.86	(4.52)	3.08	0.78	1.24
Total from investment operations	0.86	0.80	(4.61)	2.96	0.66	1.10
Distributions from net realized gains	—	—	(1.82)	(0.96)	(1.00)	—
Net asset value, end of period	$5.32	$4.46	$3.66	$10.09	$8.09	$8.43
Total return (iii)	19.3%	21.9%	(55.2)%	40.5%	8.2%	15.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$70,145	$64,096	$69,142	$218,783	$212,286	$260,986
Ratio of gross expenses to average net assets	2.12%	2.32%	2.04%	2.08%	1.98%	2.11%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.12%	2.32%	2.04%	2.08%	1.98%	2.11%
Ratio of net investment income (loss) to average net assets	(1.49)%	(1.59)%	(1.42)%	(1.43)%	(1.52)%	(1.71)%
Portfolio turnover rate	106.17%	297.11%	328.95%	279.32%	272.41%	239.32%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Mid Cap Growth Fund

	Class C
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$4.44	$3.64	$10.07	$8.07	$8.41	$7.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.06)	(0.10)	(0.12)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	0.90	0.86	(4.51)	3.08	0.78	1.24
Total from investment operations	0.86	0.80	(4.61)	2.96	0.66	1.10
Distributions from net realized gains	—	—	(1.82)	(0.96)	(1.00)	—
Net asset value, end of period	$5.30	$4.44	$3.64	$10.07	$8.07	$8.41
Total return (iii)	19.1%	21.9%	(55.3)%	40.6%	8.2%	15.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,820	$35,151	$36,582	$84,846	$69,063	$72,985
Ratio of gross expenses to average net assets	2.19%	2.36%	2.05%	2.08%	1.98%	2.11%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.19%	2.36%	2.05%	2.08%	1.98%	2.11%
Ratio of net investment income (loss) to average net assets	(1.56)%	(1.63)%	(1.42)%	(1.43)%	(1.52)%	(1.71)%
Portfolio turnover rate	106.17%	297.11%	328.95%	279.32%	272.41%	239.32%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger SMid Cap Growth Fund

	Class A
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$11.57	$9.72	$18.16	$13.92	$12.23	$10.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.10)	(0.14)	(0.12)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investments	2.82	1.95	(8.04)	5.05	2.58	2.71
Total from investment operations	2.76	1.85	(8.18)	4.93	2.44	2.58
Distributions from net realized gains	—	—	(0.26)	(0.69)	(0.75)	(0.81)
Net asset value, end of period	$14.33	$11.57	$9.72	$18.16	$13.92	$12.23
Total return (iii)	23.9%	19.0%	(45.6)%	37.0%	20.8%	25.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$542,500	$391,804	$299,644	$280,672	$33,419	$14,389
Ratio of gross expenses to average net assets	1.32%	1.42%	1.34%	1.34%	1.68%	1.67%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.18)%	(0.17)%
Ratio of net expenses to average net assets	1.32%	1.42%	1.34%	1.34%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.89)%	(1.00)%	(0.95)%	(0.80)%	(1.02)%	(1.13)%
Portfolio turnover rate	32.53%	76.25%	68.50%	64.72%	80.64%	80.54%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger SMid Cap Growth Fund

	Class B
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$10.88	$9.23	$17.39	$13.44	$11.92	$10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.18)	(0.24)	(0.23)	(0.23)	(0.20)
Net realized and unrealized gain (loss) on investments	2.64	1.83	(7.66)	4.87	2.50	2.66
Total from investment operations	2.54	1.65	(7.90)	4.64	2.27	2.46
Distributions from net realized gains	—	—	(0.26)	(0.69)	(0.75)	(0.81)
Net asset value, end of period	$13.42	$10.88	$9.23	$17.39	$13.44	$11.92
Total return (iii)	23.4%	17.9%	(46.1)%	36.1%	19.8%	25.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,520	$9,891	$8,717	$16,285	$7,251	$3,262
Ratio of gross expenses to average net assets	2.15%	2.35%	2.13%	2.15%	2.43%	2.42%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.18)%	(0.17)%
Ratio of net expenses to average net assets	2.15%	2.35%	2.13%	2.15%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.72)%	(1.92)%	(1.74)%	(1.58)%	(1.77)%	(1.88)%
Portfolio turnover rate	32.53%	76.25%	68.50%	64.72%	80.64%	80.54%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger SMid Cap Growth Fund

	Class C
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$10.90	$9.24	$17.40	$13.45	$11.92	$10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.17)	(0.23)	(0.23)	(0.23)	(0.20)
Net realized and unrealized gain (loss) on investments	2.64	1.83	(7.67)	4.87	2.51	2.66
Total from investment operations	2.54	1.66	(7.90)	4.64	2.28	2.46
Distributions from net realized gains	—	—	(0.26)	(0.69)	(0.75)	(0.81)
Net asset value, end of period	$13.44	$10.90	$9.24	$17.40	$13.45	$11.92
Total return (iii)	23.4%	18.0%	(46.0)%	36.0%	19.9%	25.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$69,381	$51,274	$40,849	$46,775	$11,940	$1,960
Ratio of gross expenses to average net assets	2.13%	2.29%	2.07%	2.12%	2.42%	2.41%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.17)%	(0.16)%
Ratio of net expenses to average net assets	2.13%	2.29%	2.07%	2.12%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.70)%	(1.86)%	(1.68)%	(1.55)%	(1.79)%	(1.88)%
Portfolio turnover rate	32.53%	76.25%	68.50%	64.72%	80.64%	80.54%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger SMid Cap Growth Fund

	Class I
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	From 8/6/2007 (commencement of operations) to 10/31/2007(ii)
Net asset value, beginning of period	$11.63	$9.75	$18.21	$15.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.08)	(0.12)	(0.02)
Net realized and unrealized gain (loss) on investments	2.84	1.96	(8.08)	2.59
Total from investment operations	2.79	1.88	(8.20)	2.57
Distributions from net realized gains	—	—	(0.26)	—
Net asset value, end of period	$14.42	$11.63	$9.75	$18.21
Total return (iv)	24.0%	19.2%	(45.6)%	16.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$152,241	$148,925	$71,108	$3,007
Ratio of gross expenses to average net assets	1.19%	1.23%	1.24%	2.35%
Ratio of expense reimbursements to average net assets	0.00%	(0.02)%	0.00%	(1.10)%
Ratio of net expenses to average net assets	1.19%	1.21%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets	(0.77)%	(0.79)%	(0.87)%	(0.94)%
Portfolio turnover rate	32.53%	76.25%	68.50%	64.72%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Small Cap Growth Fund

	Class A
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$5.27	$4.37	$8.02	$6.31	$5.21	$4.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.05)	(0.07)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.45	0.95	(3.58)	1.78	1.15	1.09
Total from investment operations	1.42	0.90	(3.65)	1.71	1.10	1.03
Net asset value, end of period	$6.69	$5.27	$4.37	$8.02	$6.31	$5.21
Total return (iii)	26.9%	20.6%	(45.5)%	27.1%	21.1%	24.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$339,209	$282,794	$258,783	$482,318	$221,019	$110,329
Ratio of gross expenses to average net assets	1.40%	1.53%	1.38%	1.41%	1.37%	1.62%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.40%	1.53%	1.38%	1.41%	1.37%	1.62%
Ratio of net investment income (loss) to average net assets	(1.07)%	(1.14)%	(1.09)%	(0.97)%	(0.91)%	(1.19)%
Portfolio turnover rate	26.85%	86.89%	62.37%	73.54%	83.72%	104.30%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Small Cap Growth Fund

	Class B
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$4.71	$3.94	$7.28	$5.77	$4.80	$3.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.08)	(0.11)	(0.11)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	1.30	0.85	(3.23)	1.62	1.06	1.00
Total from investment operations	1.25	0.77	(3.34)	1.51	0.97	0.92
Net asset value, end of period	$5.96	$4.71	$3.94	$7.28	$5.77	$4.80
Total return (iii)	26.5%	19.5%	(45.9)%	26.2%	20.2%	23.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,056	$22,174	$23,783	$57,488	$57,928	$61,499
Ratio of gross expenses to average net assets	2.13%	2.44%	2.13%	2.16%	2.14%	2.36%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.13%	2.44%	2.13%	2.16%	2.14%	2.36%
Ratio of net investment income (loss) to average net assets	(1.80)%	(2.04)%	(1.84)%	(1.70)%	(1.66)%	(1.94)%
Portfolio turnover rate	26.85%	86.89%	62.37%	73.54%	83.72%	104.30%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Small Cap Growth Fund

	Class C
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$4.72	$3.95	$7.29	$5.78	$4.81	$3.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.08)	(0.11)	(0.11)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	1.30	0.85	(3.23)	1.62	1.06	1.02
Total from investment operations	1.25	0.77	(3.34)	1.51	0.97	0.93
Net asset value, end of period	$5.97	$4.72	$3.95	$7.29	$5.78	$4.81
Total return (iii)	26.5%	19.8%	(45.8)%	26.1%	20.2%	24.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,002	$20,255	$18,798	$46,939	$17,580	$5,106
Ratio of gross expenses to average net assets	2.24%	2.41%	2.13%	2.16%	2.12%	2.37%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.24%	2.41%	2.13%	2.16%	2.12%	2.37%
Ratio of net investment income (loss) to average net assets	(1.91)%	(2.01)%	(1.84)%	(1.72)%	(1.66)%	(1.95)%
Portfolio turnover rate	26.85%	86.89%	62.37%	73.54%	83.72%	104.30%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Growth Opportunities Fund

	Class A			Class C
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)	Six months ended 4/30/2010(i)	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$7.94	$6.55	$10.00	$7.84	$6.51	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.08)	(0.06)	(0.09)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.07	1.47	(3.39)	2.04	1.45	(3.40)
Total from investment operations	2.02	1.39	(3.45)	1.95	1.33	(3.49)
Net asset value, end of period	$9.96	$7.94	$6.55	$9.79	$7.84	$6.51
Total return (iv)	25.4%	21.2%	(34.5)%	24.9%	20.4%	(34.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,299	$5,394	$2,266	$1,807	$1,454	$895
Ratio of gross expenses to average net assets	2.31%	2.93%	3.14%	3.14%	3.73%	3.88%
Ratio of expense reimbursements to average net assets	(0.81)%	(1.43)%	(1.64)%	(0.89)%	(1.48)%	(1.63)%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.22)%	(1.10)%	1.11%	(1.97)%	(1.85)%	(1.85)%
Portfolio turnover rate	20.65%	63.94%	27.80%	20.65%	63.94%	27.80%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$7.96	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.04)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	2.08	1.47	(3.40)
Total from investment operations	2.04	1.41	(3.45)
Net asset value, end of period	$10.00	$7.96	$6.55
Total return (iv)	25.6%	21.5%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,322	$1,737	$1,259
Ratio of gross expenses to average net assets	2.75%	2.84%	3.05%
Ratio of expense reimbursements to average net assets	(1.50)%	(1.59)%	(1.80)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.85)%	(0.83)%
Portfolio turnover rate	20.65%	63.94%	27.80%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Health Sciences Fund

	Class A
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$15.76	$13.65	$19.94	$18.17	$16.24	$13.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.08)	(0.09)	(0.08)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	2.42	2.19	(4.71)	2.72	2.35	3.76
Total from investment operations	2.37	2.11	(4.80)	2.64	2.28	3.65
Distributions from net realized gains	—	—	(1.49)	(0.87)	(0.35)	(0.70)
Net asset value, end of period	$18.13	$15.76	$13.65	$19.94	$18.17	$16.24
Total return (iii)	15.0%	15.5%	(26.0)%	15.3%	14.3%	28.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$187,987	$166,555	$180,210	$193,165	$116,165	$50,581
Ratio of gross expenses to average net assets	1.32%	1.41%	1.31%	1.35%	1.35%	1.53%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	(0.03)%
Ratio of net expenses to average net assets	1.32%	1.41%	1.31%	1.35%	1.35%	1.50%
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.59)%	(0.54)%	(0.42)%	(0.40)%	(0.77)%
Portfolio turnover rate	49.40%	174.56%	202.86%	183.27%	168.87%	127.78%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Health Sciences Fund

	Class B
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$14.78	$12.92	$19.10	$17.56	$15.83	$13.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.20)	(0.21)	(0.20)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	2.28	2.06	(4.48)	2.61	2.27	3.70
Total from investment operations	2.16	1.86	(4.69)	2.41	2.08	3.48
Distributions from net realized gains	—	—	(1.49)	(0.87)	(0.35)	(0.70)
Net asset value, end of period	$16.94	$14.78	$12.92	$19.10	$17.56	$15.83
Total return (iii)	14.6%	14.4%	(26.6)%	14.5%	13.3%	27.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$18,951	$17,039	$16,677	$22,605	$22,995	$16,244
Ratio of gross expenses to average net assets	2.14%	2.29%	2.06%	2.10%	2.10%	2.27%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	(0.02)%
Ratio of net expenses to average net assets	2.14%	2.29%	2.06%	2.10%	2.10%	2.25%
Ratio of net investment income (loss) to average net assets	(1.41)%	(1.48)%	(1.29)%	(1.16)%	(1.15)%	(1.52)%
Portfolio turnover rate	49.40%	174.56%	202.86%	183.27%	168.87%	127.78%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Health Sciences Fund

	Class C
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$14.80	$12.92	$19.09	$17.56	$15.82	$13.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.18)	(0.21)	(0.20)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	2.27	2.06	(4.47)	2.60	2.28	3.69
Total from investment operations	2.16	1.88	(4.68)	2.40	2.09	3.47
Distributions from net realized gains	—	—	(1.49)	(0.87)	(0.35)	(0.70)
Net asset value, end of period	$16.96	$14.80	$12.92	$19.09	$17.56	$15.82
Total return (iii)	14.6%	14.6%	(26.6)%	14.4%	13.4%	27.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$75,451	$68,378	$70,255	$69,618	$45,947	$25,251
Ratio of gross expenses to average net assets	2.11%	2.19%	2.06%	2.10%	2.12%	2.29%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.01)%	(0.04)%
Ratio of net expenses to average net assets	2.11%	2.19%	2.06%	2.10%	2.11%	2.25%
Ratio of net investment income (loss) to average net assets	(1.38)%	(1.38)%	(1.30)%	(1.16)%	(1.15)%	(1.52)%
Portfolio turnover rate	49.40%	174.56%	202.86%	183.27%	168.87%	127.78%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Balanced Fund

	Class A
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$19.50	$16.97	$24.71	$21.15	$20.29	$18.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.19	0.37	0.35	0.29	0.23	0.22
Net realized and unrealized gain (loss) on investments	1.64	2.57	(7.76)	3.57	0.84	1.70
Total from investment operations	1.83	2.94	(7.41)	3.86	1.07	1.92
Dividends from net investment income	(0.40)	(0.41)	(0.33)	(0.30)	(0.21)	(0.21)
Net asset value, end of period	$20.93	$19.50	$16.97	$24.71	$21.15	$20.29
Total return (iii)	9.5%	17.9%	(30.4)%	18.5%	5.3%	10.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$38,878	$35,465	$31,102	$35,789	$43,224	$53,415
Ratio of gross expenses to average net assets	1.44%	1.52%	1.33%	1.33%	1.32%	1.31%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.09)%	(0.09)%	(0.08)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.35%	1.43%	1.24%	1.25%	1.32%	1.31%
Ratio of net investment income (loss) to average net assets	1.87%	2.14%	1.60%	1.26%	1.15%	1.15%
Portfolio turnover rate	38.52%	100.18%	78.04%	139.18%	271.30%	218.75%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Balanced Fund

	Class B
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$19.18	$16.61	$24.16	$20.66	$19.81	$18.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.11	0.21	0.18	0.12	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.62	2.54	(7.60)	3.50	0.82	1.65
Total from investment operations	1.73	2.75	(7.42)	3.62	0.90	1.73
Dividends from net investment income	(0.19)	(0.18)	(0.13)	(0.12)	(0.05)	(0.05)
Net asset value, end of period	$20.72	$19.18	$16.61	$24.16	$20.66	$19.81
Total return (iii)	9.1%	16.8%	(30.9)%	17.6%	4.5%	9.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,617	$14,408	$20,762	$53,928	$67,170	$86,647
Ratio of gross expenses to average net assets	2.24%	2.41%	2.07%	2.07%	2.07%	2.06%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.09)%	(0.09)%	(0.08)%	0.00%	0.00%
Ratio of net expenses to average net assets	2.15%	2.32%	1.98%	1.99%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets	1.07%	1.29%	0.81%	0.53%	0.40%	0.41%
Portfolio turnover rate	38.52%	100.18%	78.04%	139.18%	271.30%	218.75%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Balanced Fund

	Class C
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$19.19	$16.66	$24.26	$20.75	$19.90	$18.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.12	0.23	0.18	0.12	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.61	2.54	(7.63)	3.52	0.82	1.66
Total from investment operations	1.73	2.77	(7.45)	3.64	0.90	1.74
Dividends from net investment income	(0.27)	(0.24)	(0.15)	(0.13)	(0.05)	(0.05)
Net asset value, end of period	$20.65	$19.19	$16.66	$24.26	$20.75	$19.90
Total return (iii)	9.1%	16.9%	(30.9)%	17.6%	4.5%	9.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,182	$11,316	$11,057	$17,079	$22,357	$25,421
Ratio of gross expenses to average net assets	2.17%	2.32%	2.07%	2.06%	2.07%	2.06%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.09)%	(0.09)%	(0.08)%	0.00%	0.00%
Ratio of net expenses to average net assets	2.08%	2.23%	1.98%	1.98%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets	1.14%	1.35%	0.84%	0.53%	0.41%	0.42%
Portfolio turnover rate	38.52%	100.18%	78.04%	139.18%	271.30%	218.75%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Convertible Fund

	Class A(i)
	Six months ended 4/30/2010(ii)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$18.04	$15.03	$28.45	$28.43	$26.67	$25.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.30	0.64	0.58	0.70	0.66	0.79
Net realized and unrealized gain (loss) on investments	3.03	3.14	(11.38)	1.61	2.22	1.23
Total from investment operations	3.33	3.78	(10.80)	2.31	2.88	2.02
Dividends from net investment income	(0.25)	(0.53)	(0.85)	(1.16)	(1.12)	(1.08)
Distributions from net realized gains	—	—	(1.77)	(1.13)	—	—
Return of capital	—	(0.24)	—	—	—	—
Net asset value, end of period	$21.12	$18.04	$15.03	$28.45	$28.43	$26.67
Total return (iv)	18.5%	26.3%	(40.7)%	9.4%	11.8%	8.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$27,629	$24,674	$33,598	$63,624	$63,573	$59,624
Ratio of gross expenses to average net assets	1.54%	1.72%	1.27%	1.09%	1.20%	1.11%
Ratio of expense reimbursements to average net assets	(0.30)%	(0.42)%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.24%	1.30%	1.27%	1.09%	1.20%	1.11%
Ratio of net investment income (loss) to average net assets	3.07%	4.08%	2.46%	2.51%	2.41%	2.99%
Portfolio turnover rate	66.92%	130.33%	98.38%	134.32%	96.37%	58.54%

(i) Commenced operations on January 9, 2009.  Financial highlights prior to January 9, 2009 are that of its predecessor fund, Castle Convertible Fund, Inc.

(ii) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Money Market Fund

	Class B
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.00	0.00	0.02	0.04	0.04	0.02
Dividends from net investment income	0.00	0.00	(0.02)	(0.04)	(0.04)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (iii)	0.0%	0.1%	1.9%	4.3%	3.8%	1.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,751	$45,304	$56,395	$54,207	$55,068	$61,570
Ratio of gross expenses to average net assets	0.90%	0.96%	0.84%	0.88%	0.90%	0.90%
Ratio of expense reimbursements to average net assets	(0.84)%	(0.60)%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.06%	0.36%	0.84%	0.88%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.02%	0.08%	1.93%	4.20%	3.78%	1.84%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

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THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in ten funds— Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, Alger Balanced Fund, Alger Convertible Fund, and Alger Money Market Fund (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Balanced Fund’s and Alger Convertible Fund’s investment objectives are current income and long-term capital appreciation which they seek to achieve through investing in equity and fixed income securities. The Alger Money Market Fund’s investment objective is current income which it seeks to achieve by investing in short-term instruments.

Each Fund offers one or more the following share classes: Class A, B, C, and I. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the cost of its plan of distribution and transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time). Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity and type, as well as prices quoted by dealers who make markets in such securities.

The investments of the Alger Money Market Fund and short-term securities held by the other Funds having a remaining maturity of sixty days or less are valued at amortized cost

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•          Level 1 – quoted prices in active markets for identical investments

•          Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(d) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Funds’ Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(e) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash,

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. There were no securities on loan during the six months ended April 30, 2010.

(f) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Alger Money Market Fund declares dividends daily from net investment income and such dividends are paid monthly. The Alger Convertible Fund declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Funds are declared and paid annually.

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  Based upon their review of tax positions for the Funds’ open tax years of 2006-2009 in these jurisdictions, the Funds have determined that ASC 740 did not have a material impact on the Funds’ financial statements for the six months ended April 30, 2010.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, other than the Alger Money Market Fund and Alger Convertible Fund, are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of results for the interim period presented.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Fund	.81%	.0275%
Alger Large Cap Growth Fund	.71	.0275
Alger Mid Cap Growth Fund	.76	.0275
Alger SMid Cap Growth Fund	.81	.0275
Alger Small Cap Growth Fund	.81	.0275
Alger Growth Opportunities Fund	.85	.0275
Alger Health Sciences Fund	.81	.0275
Alger Balanced Fund	.71	.0275
Alger Convertible Fund	.71	.0275
Alger Money Market Fund	.46	.0275

Alger Management has established an expense cap for several share classes, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	Class			Fees Waived / Reimbursed for the Six Months Ended
	A	C	I	April 30, 2010
Alger Growth Opportunities Fund*	1.50%	2.25%	1.25%	$48,963
Alger Convertible Fund*	1.24	N/A	N/A	38,649

*   Expense caps effective through February 28, 2011

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

As part of the settlement with the New York Attorney General (see Note 10—Litigation), Alger Management has agreed to reduce its advisory fee through November 30, 2011, to 0.62% for the Alger Balanced Fund.  For the six months ended April 30, 2010, Alger Management reimbursed the Alger Balanced Fund $27,876.

Alger Management has voluntarily reimbursed the Alger Money Market Fund $180,851 for the six months ended April 30, 2010.

(b) Distribution Fees:

Class A Shares: The Class A shares of each Fund, other than the Alger Money Market Fund, have adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate the Distributor for its activities and expenses incurred in distributing the Class A shares. Fees charged may be more or less than the expenses incurred by the Distributor.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Money Market Fund, Alger Growth Opportunities Fund and Alger Convertible Fund, reimburse the Distributor for costs and expenses incurred by the Distributor in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Funds. If in any month, the costs incurred by the Distributor relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Funds, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2010, such excess carried forward was approximately $20,561,613, $16,951,469, $10,935,277, $622,484, $14,960,735, $1,452,415, and $4,037,427 for Class B shares of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Health Sciences Fund and Alger Balanced Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund, other than the Alger Money Market Fund and the Alger Convertible Fund, pay the Distributor a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate the Distributor for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by the Distributor.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger SMid Cap Growth Fund and Alger Growth Opportunities Fund each pay the Distributor a fee at the annual rate of 0.25% of the average daily net assets of its Class I shares to compensate the Distributor for its activities and expenses incurred in

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

distributing the Class I shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Sales Charges: Purchases and sales of shares of the Funds, other than the Alger Money Market Fund, may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2010, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by the Distributor, were approximately $16,497 and $149,393, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.

(d) Brokerage Commissions: During the six months ended April 30, 2010, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, Alger Balanced Fund and Alger Convertible Fund paid the Distributor commissions of $1,075,751, $80,155, $476,683, $226,243, $126,589, $4,602, $121,293, $6,944 and $0 respectively, in connection with securities transactions.

(e) Shareholder Administrative Fees and Expenses: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent for the Funds (“BFDS”) and other related services. During the six months ended April 30, 2010, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, Alger Balanced Fund, Alger Convertible Fund and Alger Money Market Fund incurred fees of $102,725, $50,796, $51,864, $65,270, $50,796, $1,077, $29,204, $13,786, $2,313 and $8,743, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.  All fees paid by Alger Management to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations, all as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2010, these expenses are included in the transfer agent fees and expenses in the Statement of Operations.

(f) Trustee Fees: From November 1, 2009 through February 8, 2010 each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees received an additional annual fee of $10,000 paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee received an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

Effective February 9, 2010 each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended April 30, 2010, Alger Small Cap Growth Fund and Alger Balanced Fund incurred interfund loan interest expenses of $410 and $49, respectively.  During the six months ended April 30, 2010 Alger Capital Appreciation Fund and Alger SMid Cap Growth Fund earned interfund loan interest income of $941 and $917, respectively.

(h) Other Transactions With Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management and the Distributor. At April 30, 2010 Alger Management and its affiliates owned the following share classes:

	Share Class
	A	B	C	I
Alger Capital Appreciation Fund	163,332	—	—	—
Alger Large Cap Growth Fund	99,245	—	—	—
Alger Mid Cap Growth Fund	125,865	—	—	—
Alger SMid Cap Growth Fund	304,783	40,760	40,757	6,493
Alger Small Cap Growth Fund	214,980	—	—	—
Alger Growth Opportunities Fund	10,000	—	10,000	180,000
Alger Convertible Fund	—	—	—	—
Alger Money Market Fund	98,621	—	—	—

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government and short-term securities, for the six months ended April 30, 2010:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$855,917,007	$813,402,351

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	PURCHASES	SALES
Alger Large Cap Growth Fund	88,577,725	88,204,590
Alger Mid Cap Growth Fund	343,737,710	373,256,334
Alger SMid Cap Growth Fund	247,585,184	214,350,392
Alger Small Cap Growth Fund	91,300,539	114,035,094
Alger Growth Opportunities Fund	4,319,444	2,009,985
Alger Health Sciences Fund	128,502,875	143,520,155
Alger Balanced Fund	22,623,019	27,082,526
Alger Convertible Fund	17,028,318	17,874,890

Written call and put options activity for the six months ended April 30, 2010, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Options outstanding at October 31, 2009	—	$—
Options written	5,050	365,347
Options closed or expired	—	—
Options exercised	—	—
Options outstanding at April 30, 2010	5,050	$365,347

As of April 30, 2010, Alger Mid Cap Growth Fund had portfolio securities valued at $1,936,500, segregated as collateral for written options.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the six months ended April 30, 2010, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Fund	$6,254	2.24%
Alger Mid Cap Growth Fund	5,657	2.25
Alger Small Cap Growth Fund	5,586	2.23
Alger Health Sciences Fund	317	2.24
Alger Balanced Fund	6,505	2.24
Alger Convertible Fund	7,316	2.24

The highest amount borrowed during the six months ended April 30, 2010 for each Fund was as follows:

Highest Borrowing
Alger Large Cap Growth Fund	$466,454
Alger Mid Cap Growth Fund	341,322
Alger Small Cap Growth Fund	1,011,012
Alger Health Sciences Fund	57,295

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Highest Borrowing
Alger Balanced Fund	406,810
Alger Convertible Fund	157,375

NOTE 6 — Share Capital:

(a)  The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series, other than the Money Market Fund, is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	10,155,262	$143,073,968	18,205,583	$184,720,544
Shares converted from Class B	400,609	5,060,006	1,378,120	12,702,430
Shares converted from Class C	12,673	156,849	2,734	30,306
Shares redeemed	(5,805,256)	(74,629,936)	(15,602,079)	(145,772,085)
Net increase	4,763,288	$73,660,887	3,984,358	$51,681,195
Class B:
Shares sold	300,152	$3,452,511	825,412	$6,806,700
Shares converted to Class A	(445,537)	(5,060,006)	(1,520,404)	(12,702,430)
Shares redeemed	(498,456)	(18,457,018)	(1,312,855)	(10,658,178)
Net decrease	(643,841)	$(20,064,513)	(2,007,847)	$(16,553,908)
Class C:
Shares sold	2,013,062	$23,263,891	2,899,263	$26,269,748
Shares converted to Class A	(14,062)	(156,849)	(3,025)	(30,306)
Shares redeemed	(879,944)	(10,211,840)	(2,272,680)	(18,672,178)
Net increase	1,119,056	$12,895,202	623,558	$7,567,264

Alger Large Cap Growth Fund
Class A:
Shares sold	1,996,186	$33,693,098	1,385,187	$11,227,564
Shares converted from Class B	545,318	5,676,050	1,524,290	12,303,387
Shares converted from Class C	2,311	23,772	10,743	99,600
Dividends reinvested	10,899	114,502	—	—
Shares redeemed	(1,360,484)	(14,390,822)	(5,930,371)	(45,580,901)
Net increase (decrease)	1,194,230	$25,116,600	(3,010,151)	$(21,950,350)
Class B:
Shares sold	1,033,250	$9,629,159	1,675,569	$12,058,815
Shares converted to Class A	(606,102)	(5,676,050)	(1,687,497)	(12,303,387)
Shares redeemed	(291,159)	(15,071,833)	(1,346,898)	(9,567,872)
Net increase (decrease)	135,989	$(11,118,724)	(1,358,826)	$(9,812,444)
Class C:
Shares sold	106,500	$1,018,400	371,444	$2,672,806
Shares converted to Class A	(2,572)	(23,772)	(11,926)	(99,600)
Shares redeemed	(198,806)	(1,998,040)	(964,119)	(6,794,498)
Net decrease	(94,878)	$(1,003,412)	(604,601)	$(4,221,292)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	3,016,490	$27,721,692	11,387,965	$47,629,358
Shares converted from Class B	776,216	4,504,548	2,375,070	10,031,935
Shares converted from Class C	13,020	76,377	14,067	70,908
Shares redeemed	(6,377,873)	(37,352,275)	(19,067,813)	(79,479,384)
Net decrease	(2,572,147)	$(5,049,658)	(5,290,711)	$(21,747,183)
Class B:
Shares sold	892,091	$4,322,698	2,190,240	$7,852,196
Shares converted to Class A	(914,569)	(4,504,548)	(2,779,895)	(10,031,935)
Shares redeemed	(1,171,493)	(15,834,371)	(3,951,256)	(13,806,255)
Net decrease	(1,193,971)	$(16,016,221)	(4,540,911)	$(15,985,994)
Class C:
Shares sold	400,884	$1,998,411	1,341,351	$4,767,074
Shares converted to Class A	(15,410)	(76,377)	(16,565)	(70,908)
Shares redeemed	(1,162,046)	(5,877,657)	(3,453,313)	(12,245,478)
Net decrease	(776,572)	$(3,955,623)	(2,128,527)	$(7,549,312)

Alger SMid Cap Growth Fund
Class A:
Shares sold	9,466,142	$125,928,763	18,378,759	$181,345,508
Shares converted from Class B	10,000	126,774	38,964	361,464
Shares converted from Class C	787	9,309	488	5,454
Shares redeemed	(5,484,836)	(71,611,399)	(15,379,146)	(149,422,355)
Net increase	3,992,093	$54,453,447	3,039,065	$32,290,071
Class B:
Shares sold	80,818	$1,003,956	138,144	$1,314,242
Shares converted to Class A	(10,654)	(126,774)	(41,164)	(361,464)
Shares redeemed	(46,395)	(927,350)	(132,622)	(1,142,851)
Net increase (decrease)	23,769	$(50,168)	(35,642)	$(190,073)
Class C:
Shares sold	852,542	$10,584,379	1,394,945	$13,760,118
Shares converted to Class A	(835)	(9,309)	(518)	(5,454)
Shares redeemed	(395,894)	(4,854,883)	(1,111,767)	(9,732,741)
Net increase	455,813	$5,720,187	282,660	$4,021,923
Class I:
Shares sold	3,691,482	$48,867,981	7,747,564	$75,676,547
Shares redeemed	(5,933,213)	(77,825,523)	(2,236,238)	(21,716,031)
Net increase (decrease)	(2,241,731)	$(28,957,542)	5,511,326	$53,960,516

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	7,592,344	$49,530,085	16,305,604	$73,333,549
Shares converted from Class B	317,850	1,862,500	824,346	3,672,169
Shares converted from Class C	1,200	7,171	6,685	34,299
Shares redeemed	(10,853,450)	(64,040,975)	(22,723,504)	(97,326,825)
Net decrease	(2,942,056)	$(12,641,219)	(5,586,869)	$(20,286,808)
Class B:
Shares sold	278,038	$1,423,493	565,209	$2,276,868
Shares converted to Class A	(356,179)	(1,862,500)	(916,602)	(3,672,169)
Shares redeemed	(254,700)	(5,045,443)	(977,566)	(3,614,260)
Net decrease	(332,841)	$(5,484,450)	(1,328,959)	$(5,009,561)
Class C:
Shares sold	521,894	$2,742,087	1,052,393	$4,558,262
Shares converted to Class A	(1,342)	(7,171)	(7,456)	(34,299)
Shares redeemed	(452,706)	(2,461,811)	(1,517,222)	(5,754,948)
Net increase (decrease)	67,846	$273,105	(472,285)	$(1,230,985)

Alger Growth Opportunities Fund
Class A:
Shares sold	342,082	$3,225,252	526,665	$3,365,742
Shares converted from Class C	—	—	141	1,085
Shares redeemed	(87,437)	(789,223)	(193,712)	(1,270,573)
Net increase	254,645	$2,436,029	333,094	$2,096,254
Class C:
Shares sold	25,876	$238,535	84,518	$542,665
Shares converted to Class A	—	—	(143)	(1,085)
Shares redeemed	(26,867)	(235,360)	(36,286)	(240,177)
Net increase (decrease)	(991)	$3,175	48,089	$301,403
Class I:
Shares sold	23,993	$220,659	35,174	$250,129
Shares redeemed	(9,985)	(89,783)	(8,997)	(62,056)
Net increase	14,008	$130,876	26,177	$188,073

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	1,342,623	$24,309,207	3,212,074	$44,506,921
Shares converted from Class B	16,653	290,611	44,023	624,171
Shares converted from Class C	—	—	2,599	40,666
Shares redeemed	(1,562,849)	(27,596,646)	(5,893,975)	(81,128,767)
Net decrease	(203,573)	$(2,996,828)	(2,635,279)	$(35,957,009)
Class B:
Shares sold	88,320	$1,446,852	166,564	$2,204,670
Shares converted to Class A	(17,782)	(290,611)	(46,693)	(624,171)
Shares redeemed	(104,679)	(2,345,588)	(258,319)	(3,397,543)
Net decrease	(34,141)	$(1,189,347)	(138,448)	$(1,817,044)
Class C:
Shares sold	350,357	$5,805,942	627,556	$8,251,572
Shares converted to Class A	—	—	(2,765)	(40,666)
Shares redeemed	(523,122)	(8,687,966)	(1,442,911)	(18,754,042)
Net decrease	(172,765)	$(2,882,024)	(818,120)	$(10,543,136)

Alger Balanced Fund
Class A:
Shares sold	142,873	$8,398,585	246,008	$4,122,100
Shares converted from Class B	103,463	2,091,262	329,864	5,496,675
Shares converted from Class C	2,135	43,923	—	—
Dividends reinvested	26,221	523,904	30,967	490,828
Shares redeemed	(235,202)	(4,761,398)	(621,272)	(10,578,490)
Net increase (decrease)	39,490	$6,296,276	(14,433)	$(468,887)
Class B:
Shares sold	39,613	$799,238	82,809	$1,377,884
Shares converted to Class A	(104,585)	(2,091,262)	(334,411)	(5,496,675)
Dividends reinvested	5,720	113,324	11,333	178,147
Shares redeemed	(82,916)	(7,157,015)	(258,840)	(4,276,855)
Net decrease	(142,168)	$(8,335,715)	(499,109)	$(8,217,499)
Class C:
Shares sold	49,728	$990,615	82,048	$1,429,069
Shares converted to Class A	(2,163)	(43,923)	—	—
Dividends reinvested	6,108	120,748	7,267	114,171
Shares redeemed	(53,498)	(1,070,693)	(163,286)	(2,650,191)
Net increase (decrease)	175	$(3,253)	(73,971)	$(1,106,951)

Alger Convertible Fund(a)
Class A:
Shares sold	9,918	$197,714	12,055	$188,802
Dividends reinvested	7,862	156,535	23,639	367,127
Shares redeemed	(77,371)	(1,549,158)	(903,742)	(13,227,110)
Net decrease	(59,591)	$(1,194,909)	(868,048)	$(12,671,181)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Money Market Fund(b)
Class B:
Shares sold	10,274,951	$10,274,951	24,321,637	$24,417,274
Dividends reinvested	4,893	4,893	37,204	37,204
Shares redeemed	(15,833,088)	(15,833,086)	(35,546,105)	(35,546,004)
Net decrease	(5,553,244)	$(5,553,242)	(11,187,264)	$(11,091,526)

(a)	Initially offered January 9, 2009.
(b)	Dollar amount of shares sold for the year ended October 31, 2009, includes a reimbursement by Alger Management of $95,120 for losses on portfolio investments incurred in previous fiscal years.

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Capital Appreciation Fund	$5,346	$13,769
Alger Large Cap Growth Fund	3,937	2,377
Alger Mid Cap Growth Fund	826	9,176
Alger SMid Cap Growth Fund	6,825	34,354
Alger Small Cap Growth Fund	8,727	14,317
Alger Growth Opportunities Fund	535	637
Alger Health Sciences Fund	562	10,433
Alger Balanced Fund	1,869	4,831
Alger Convertible Fund	—	40,426

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the six months ended April 30, 2010 and the year ended October 31, 2009 were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$146,931	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	$146,931	—

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger SMid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Growth Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Balanced Fund
Distributions paid from:
Ordinary Income	1,000,163	$1,107,292
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	$1,000,163	$1,107,292

Alger Convertible Fund
Distributions paid from:
Ordinary Income	331,577	882,658
Long-term capital gain	—	—
Return of capital	—	409,485
Total distributions paid	$331,577	$1,292,143

Alger Money Market Fund
Distributions paid from:
Ordinary Income	5,369	40,712
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	$5,369	$40,712

As of October 31, 2009, the components of accumulated gains losses on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(995,052)

Alger Large Cap Growth Fund
Undistributed ordinary income	$146,095
Undistributed long-term gain	—
Unrealized appreciation	$(9,312,994)

Alger Mid Cap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(7,291,936)

Alger SMid Cap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$9,019,422

Alger Small Cap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(12,359,043)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth Opportunities Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$833,098

Alger Health Sciences Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$3,954,771

Alger Balanced Fund
Undistributed ordinary income	$791,724
Undistributed long-term gain	—
Unrealized appreciation	$(1,696,711)

Alger Convertible Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$293,111

Alger Money Market Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	—

The difference between book basis and tax basis unrealized appreciation is determined annually at October 31, 2009, and is attributable primarily to the tax deferral of losses on wash sales and original issue discount on certain debt securities.

At October 31, 2009, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATES

	2010	2011	2012	2016	2017	TOTAL
Alger Capital Appreciation	$204,820,909	—	—	$90,086,734	$78,004,262	$372,911,905
Alger Large Cap Growth	$113,790,122	$21,526,122	—	$14,902,136	$69,159,616	$219,377,996
Alger Mid Cap Growth	—	—	—	$100,647,826	$105,486,895	$206,134,721
Alger SMid Cap Growth	—	—	—	$62,488,808	$82,958,676	$145,447,484
Alger Small Cap Growth	$30,152,501	—	—	$26,656,278	$52,502,064	$109,310,843
Alger Growth Opportunities	—	—	—	$435,210	$895,972	$1,331,182
Alger Health Sciences	—	—	—	$27,198,128	$11,395,810	$38,593,938
Alger Balanced	$9,077,300	$2,892,067	—	$358,746	$10,830,113	$23,158,226
Alger Convertible	—	—	—	$6,776,395	$9,733,082	$16,509,477
Alger Money Market	—	—	$640	—	—	$640

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2010 in valuing the Funds’ investments carried at fair value:

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$103,926,813	$103,839,207	$87,606	—
Consumer Staples	$35,721,093	$35,721,093	—	—
Energy	86,140,247	86,140,247	—	—
Financials	96,397,087	96,397,087	—	—
Health Care	105,148,976	105,148,976	—	—
Industrials	64,265,217	64,265,217	—	—
Information Technology	305,644,043	305,644,043	—	—
Materials	32,555,127	32,555,127	—	—
Telecommunication Services	3,711,750	3,711,750	—	—
TOTAL COMMON STOCKS	833,510,353	833,422,747	87,606	—
SHORT-TERM INVESTMENTS
Time Deposits	$20,109,718	—	$20,109,718	—
TOTAL INVESTMENTS IN SECURITIES	$853,620,071	$833,422,747	$20,197,324	—

Alger Large Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$24,012,713	$24,012,713	—	—
Consumer Staples	39,950,093	39,950,093	—	—
Energy	24,339,689	24,339,689	—	—
Financials	21,786,103	21,786,103	—	—
Health Care	43,657,386	43,657,386	—	—
Industrials	25,551,356	25,551,356	—	—
Information Technology	97,513,471	97,513,471	—	—
Materials	11,490,721	11,490,721	—	—
Telecommunication Services	1,857,627	1,857,627	—	—
Utilities	2,823,552	2,823,552	—	—
TOTAL COMMON STOCKS	292,982,711	292,982,711	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$11,910,365	—	$11,910,365	—
TOTAL INVESTMENTS IN SECURITIES	$304,893,076	$292,982,711	$11,910,365	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$67,495,680	$67,460,910	$34,770	—
Consumer Staples	7,976,315	4,467,275	3,509,040	—
Energy	31,552,814	31,552,814	—	—
Financials	45,670,537	45,670,537	—	—
Health Care	39,540,044	39,540,044	—	—
Industrials	46,160,936	46,160,936	—	—
Information Technology	87,758,720	87,758,720	—	—
Materials	13,063,799	13,063,799	—	—
TOTAL COMMON STOCKS	339,218,845	335,675,035	3,543,810	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Telecommunication Services	$4,460,715	—	$4,460,715	—
PURCHASED OPTIONS
Financials	$2,314,900	$2,314,900	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$7,577,619	—	$7,577,619	—
TOTAL INVESTMENTS IN SECURITIES	$353,572,079	$337,989,935	$15,582,144	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Financials	$593,000	$593,000	—	—
TOTAL SECURITIES SOLD SHORT	$593,000	$593,000	—	—

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$129,529,965	$129,529,965	—	—
Consumer Staples	21,432,806	21,432,806	—	—
Energy	37,865,271	37,865,271	—	—
Financials	58,222,356	58,222,356	—	—
Health Care	154,854,983	154,854,983	—	—
Industrials	124,342,281	124,342,281	—	—
Information Technology	179,550,418	179,550,418	—	—
Materials	30,992,185	30,992,185	—	—
Telecommunication Services	8,570,151	8,570,151	—	—
Utilities	8,248,882	8,248,882	—	—
TOTAL COMMON STOCKS	753,609,298	753,609,298	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$34,023,002	—	$34,023,002	—
TOTAL INVESTMENTS IN SECURITIES	$787,632,300	$753,609,298	$34,023,002	—

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$69,165,211	$69,165,211	—	—
Consumer Staples	9,441,303	9,441,303	—	—
Energy	16,084,019	16,084,019	—	—
Financials	23,402,445	23,402,445	—	—
Health Care	89,213,287	89,213,287	—	—
Industrials	66,007,762	66,007,762	—	—
Information Technology	85,184,081	85,184,081	—	—
Materials	12,232,129	12,232,129	—	—
Telecommunication Services	3,144,528	3,144,528	—	—
Utilities	4,444,068	4,444,068	—	—
TOTAL COMMON STOCKS	378,318,833	378,318,833	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$11,782,375	—	$11,782,375	—
TOTAL INVESTMENTS IN SECURITIES	$390,101,208	$378,318,833	$11,782,375	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,320,571	$2,320,571	—	—
Consumer Staples	$421,004	$421,004	—	—
Energy	624,563	624,563	—	—
Financials	781,968	781,968	—	—
Health Care	2,955,446	2,955,446	—	—
Industrials	2,015,425	2,015,425	—	—
Information Technology	3,002,150	3,002,150	—	—
Materials	509,175	509,175	—	—
Telecommunication Services	123,618	123,618	—	—
Utilities	113,614	113,614	—	—
TOTAL COMMON STOCKS	12,867,534	12,867,534	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$628,508	—	$628,508	—
TOTAL INVESTMENTS IN SECURITIES	$13,496,042	$12,867,534	$628,508	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	$7,404,465	$7,404,465	—	—
Health Care	264,842,521	251,987,647	12,854,874	—
Industrials	1,364,650	1,364,650	—	—
TOTAL COMMON STOCKS	273,611,636	260,756,762	12,854,874	—
SHORT-TERM INVESTMENTS
Time Deposits	$7,399,128	—	$7,399,128	—
TOTAL INVESTMENTS IN SECURITIES	$281,010,764	$260,756,762	$20,254,002	—

Alger Balanced Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,870,497	$2,870,497	—	—
Consumer Staples	4,843,832	4,843,832	—	—
Energy	3,302,433	3,302,433	—	—
Financials	3,361,293	3,212,466	148,827	—
Health Care	4,201,739	4,201,739	—	—
Industrials	3,851,173	3,851,173	—	—
Information Technology	8,689,942	8,689,942	—	—
Materials	1,335,874	1,335,874	—	—
Telecommunication Services	222,453	222,453	—	—
TOTAL COMMON STOCKS	32,679,236	32,530,409	148,827	—
CONVERTIBLE CORPORATE BONDS
Energy	$590,050	—	$590,050	—
Information Technology	368,625	—	368,625	—
Materials	780,875	—	780,875	—
Telecommunication Services	200,812	—	200,812	—
Utilities	310,000	—	310,000	—
TOTAL CONVERTIBLE CORPORATE BONDS	2,250,362	—	2,250,362	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Balanced Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE PREFERRED STOCK
Financials	$318,360	$318,360	—	—
CORPORATE BONDS
	$75,563	—	$75,563	—
Consumer Discretionary	$3,882,653	—	$3,882,653	—
Consumer Staples	404,279	—	404,279	—
Energy	1,145,675	—	1,145,675	—
Financials	5,722,857	—	5,722,857	—
Health Care	1,717,298	—	1,717,298	—
Industrials	535,411	—	535,411	—
Information Technology	1,042,107	—	1,042,107	—
Materials	373,945	—	373,945	—
Telecommunication Services	529,511	—	529,511	—
Utilities	677,967	—	677,967	—
TOTAL CORPORATE BONDS	16,107,266	—	16,107,266	—
MANDATORY CONVERTIBLE PREFERRED STOCK
Financials	$382,278	$382,278	—	—
MUNICIPAL BOND
Municipal Bonds	$356,912	—	$356,912	—
COLLATERALIZED MORTGAGE OBLIGATIONS
Telecommunication Services	$528,750	—	$528,750	—
ASSET BACKED SECURITIES
Financials	$359,169	—	$359,169	—
Utilities	249,693	—	249,693	—
TOTAL ASSET BACKED SECURITIES	608,862	—	608,862	—
U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS
Collateralized Mortgage Backed Obligations	$2,183,727	—	$2,183,727	—
Federal National Mortgage Association	432,412	—	432,412	—
TOTAL U.S. GOVERNMENT & AGENCY MORTGAGE BACKED OBLIGATIONS	2,616,139	—	2,616,139	—
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
Federal Farm Credit Bank	$495,400	—	$495,400	—
Federal Home Loan Bank	298,872	—	298,872	—
Federal National Mortgage Association	1,303,475	—	1,303,475	—
U.S. Treasury Notes	3,740,226	—	3,740,226	—
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)	6,273,817	—	6,273,817	—
SHORT-TERM INVESTMENTS
Time Deposits	$1,116,339	—	$1,116,339	—
TOTAL INVESTMENTS IN SECURITIES	$63,238,321	$33,231,047	$30,007,274	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Convertible Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$158,100	$158,100	—	—
Energy	$570,150	$570,150	—	—
Health Care	205,095	205,095	—	—
Industrials	188,600	188,600	—	—
TOTAL COMMON STOCKS	1,121,945	1,121,945	—	—
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$3,547,594	—	$3,547,594	—
Consumer Staples	331,500	—	331,500	—
Energy	1,655,250	—	1,655,250	—
Financials	1,155,625	—	1,155,625	—
Health Care	1,900,375	—	1,900,375	—
Industrials	1,572,700	—	1,572,700	—
Information Technology	4,098,016	—	4,098,016	—
Materials	2,400,344	—	2,400,344	—
Telecommunication Services	878,281	—	878,281	—
Utilities	310,000	—	310,000	—
TOTAL CONVERTIBLE CORPORATE BONDS	17,849,685	—	17,849,685	—
CONVERTIBLE PREFERRED STOCK
Consumer Discretionary	$335,500	$335,500	—	—
Consumer Staples	396,000	396,000	—	—
Energy	549,475	549,475	—	—
Financials	2,188,434	1,690,105	498,329	—
Health Care	282,913	282,913	—	—
Materials	299,812	299,812	—	—
Utilities	508,000	—	508,000	—
TOTAL CONVERTIBLE PREFERRED STOCK	4,560,134	3,553,805	1,006,329	—
MANDATORY CONVERTIBLE PREFERRED STOCK
Financials	$395,460	$395,460	—	—
PREFERRED STOCKS
Financials	$2,707,400	$2,707,400	—	—
Utilities	252,600	252,600	—	—
TOTAL PREFERRED STOCKS	2,960,000	2,960,000	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$626,154	—	$626,154	—
TOTAL INVESTMENTS IN SECURITIES	$27,513,378	$8,031,210	$19,482,168	—

Alger Money Market Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
Federal Farm Credit Bank	$9,998,834	—	$9,998,834	—
Federal Home Loan Bank	16,998,156	—	16,998,156	—
Federal National Mortgage Association	8,997,897	—	8,997,897	—
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)	35,994,887	—	35,994,887	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Money Market Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SHORT-TERM INVESTMENTS
Time Deposits	$3,784,088	—	$3,784,088	—
TOTAL INVESTMENTS IN SECURITIES	$39,778,975	—	$39,778,975	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Funds purchase put and call options or writes covered call options and put options for speculative purposes or to economically hedge against adverse movements in the value of portfolio holdings. The Funds will segregate assets to cover its obligations under option contracts.

The fair values of derivative instruments as of April 30, 2010 are as follows:

Alger Mid Cap Growth Fund

	ASSET DERIVATIVES 2010		LIABILITY DERIVATIVES 2010
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Options	Investments in securities, at value	$2,314,900	—	—
Written Put Options	—	—	Written options outstanding, at value	$593,000
Total		$2,314,900		$593,000

For the six months ended April 30, 2010, the Alger Mid Cap Growth Fund had option purchases of $2,582,801 and option sales of $1,569,150.  For the six months ended April 30, 2010, the Alger Health Sciences Fund had option sales of $28,729. The effect of

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

derivative instruments on the Statement of Operations for the six months ended April 30, 2010 is as follows:

Net realized gain on investments and options

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(457,062)
Total	$(457,062)

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(545,923)
Total	$(545,923)

Net change in unrealized appreciation (depreciation) on investments, options

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$97,446
Written Options	$(197,653)
Total	$(100,107)

NOTE 10 — Litigation:

In October 2006, Alger Management, the Distributor and Alger Shareholder Services, Inc. entered into a settlement with the office of the New York State Attorney General, and in January 2007, the Manager and Distributor entered into a settlement with the Securities and Exchange Commission (the “SEC”) in connection with practices in the mutual fund industry identified as “market timing” and “late trading.” As part of these settlements, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits were dismissed by the court, the Alger-related class and derivative suits were settled in principle, but such settlement remains subject to court approval. On May 19, 2010 the court preliminarily approved the settlement of the Alger-related lawsuits, subject to the hearing in due course of objections to the settlement, if any, by former or present shareholders entitled to raise such objections.

NOTE 11 — Acquisition of the Castle Convertible Fund, Inc.:

On January 9, 2009, the Alger Convertible Fund (the “Fund”) commenced operations by acquiring all the net assets of Castle Convertible Fund, Inc. (the “Acquired Fund”) pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on October 22, 2008. The acquisition was accomplished by a tax-free exchange of shares of the Fund, valued at $33,879,112, for 2,236,000 shares of Acquired Fund outstanding on January 9, 2009. The Acquired Fund’s net assets of $33,879,112, including $10,406,449 of unrealized depreciation, were combined with those of the Fund.  The combined net assets of the Fund and Acquired Fund were $33,879,112 immediately after the acquisition.

NOTE 12 — Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued Accounting Standards Update (ASU) 2010-06.  The ASU amends ASC 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements.  It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value.  The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009.  At this time, management is evaluating the implications of ASU 2010-06.

NOTE 13 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2010.  No such events have been identified which require recognition and disclosure.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2009 and ending April 30, 2010.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During the Six Months Ended April 30, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2010(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,165.50	$7.15	1.31%
	Hypothetical(c)	1,000.00	1,018.60	6.67	1.31
Class B	Actual	1,000.00	1,160.50	11.93	2.19
	Hypothetical(c)	1,000.00	1,014.17	11.12	2.19
Class C	Actual	1,000.00	1,161.20	11.33	2.08
	Hypothetical(c)	1,000.00	1,014.72	10.56	2.08

Alger Large Cap Growth Fund
Class A	Actual	$1,000.00	$1,139.00	$7.28	1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class B	Actual	1,000.00	1,134.90	10.60	1.97
	Hypothetical(c)	1,000.00	1,015.27	10.01	1.97
Class C	Actual	1,000.00	1,136.30	11.15	2.07
	Hypothetical(c)	1,000.00	1,014.77	10.51	2.07

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,196.20	$7.53	1.36%
	Hypothetical(c)	1,000.00	1,018.35	6.92	1.36
Class B	Actual	1,000.00	1,192.80	11.72	2.12
	Hypothetical(c)	1,000.00	1,014.52	10.76	2.12
Class C	Actual	1,000.00	1,191.00	12.09	2.19
	Hypothetical(c)	1,000.00	1,014.17	11.12	2.19

Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$1,239.40	$7.45	1.32%
	Hypothetical(c)	1,000.00	1,018.55	6.72	1.32
Class B	Actual	1,000.00	1,234.40	12.11	2.15
	Hypothetical(c)	1,000.00	1,014.37	10.92	2.15
Class C	Actual	1,000.00	1,233.90	11.99	2.13
	Hypothetical(c)	1,000.00	1,014.47	10.82	2.13
Class I	Actual	1,000.00	1,239.90	6.72	1.19
	Hypothetical(c)	1,000.00	1,019.21	6.06	1.19

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,269.40	$8.01	1.40%
	Hypothetical(c)	1,000.00	1,018.15	7.12	1.40
Class B	Actual	1,000.00	1,265.40	12.16	2.13
	Hypothetical(c)	1,000.00	1,014.47	10.82	2.13
Class C	Actual	1,000.00	1,264.80	12.79	2.24
	Hypothetical(c)	1,000.00	1,013.91	11.37	2.24

		Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During the Six Months Ended April 30, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2010(b)
Alger Growth Opportunities Fund
Class A	Actual	$1,000.00	$1,254.40	$8.52	1.50%
	Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class C	Actual	1,000.00	1,248.70	12.75	2.25
	Hypothetical(c)	1,000.00	1,013.86	11.42	2.25
Class I	Actual	1,000.00	1,256.30	7.11	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,150.40	$7.15	1.32%
	Hypothetical(c)	1,000.00	1,018.55	6.72	1.32
Class B	Actual	1,000.00	1,146.10	11.58	2.14
	Hypothetical(c)	1,000.00	1,014.42	10.87	2.14
Class C	Actual	1,000.00	1,145.90	11.41	2.11
	Hypothetical(c)	1,000.00	1,014.57	10.71	2.11

Alger Balanced Fund
Class A	Actual	$1,000.00	$1,094.50	$7.13	1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class B	Actual	1,000.00	1,090.50	11.33	2.15
	Hypothetical(c)	1,000.00	1,014.37	10.92	2.15
Class C	Actual	1,000.00	1,090.60	10.96	2.08
	Hypothetical(c)	1,000.00	1,014.72	10.56	2.08

Alger Convertible Fund
Class A	Actual	$1,000.00	$1,072.10	$6.48	1.24%
	Hypothetical(c)	1,000.00	1,018.95	6.31	1.24

Alger Money Market Fund
Class B	Actual	$1,000.00	$1,000.10	$0.30	0.06%
	Hypothetical(c)	1,000.00	1,024.90	0.31	0.06

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 29, 2010

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  June 29, 2010